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Exhibit 10.2

1997 Edition - Electronic format

AIA Document A111 - 1997

         THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

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© 1997 AIA®
AIA DOCUMENT A111-1997
OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.,
Washington, D.C. 20006-5292

Standard Form of Agreement Between Owner and Contractor
where the basis for payment is the COST OF THE WORK PLUS A FEE with a negotiated Guaranteed Maximum Price

AGREEMENT made as of the Nineteenth day of July in the year 2002
 (in words, indicate day, month and year)

BETWEEN the Owner:
 (Name, address and other information)
QAD Ortega Hill, LLC
c/o QAD Inc.
6450 Via Real
Carpinteria, California, 93013

and the Contractor:
 (Name, address and other information)
Melchiori Construction Company
809 De La Vina Street
Santa Barbara, California, 93101

The Project is:
 (Name and location)
R & D/Executive Offices for
QAD Inc.
2111 Ortega Hill Road
Summerland, California, 93067

The Architect is:
 (Name, address and other information)
Lenvik and Minor Architects, Inc., a California Corporation
315 West Haley Street
Santa Barbara, California, 93101
And
DMJM Rottet
515 South Flowers Street
Los Angeles, California, 90071-2201

© 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, © 1997 by The American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution.
 WARNING:  Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: qad, inc a111-97.aia — 9/19/2002. AIA License Number 1103143, which expires on 8/31/2003.

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        The Owner and Contractor agree as follows.

ARTICLE 1    THE CONTRACT DOCUMENTS

        The Contract Documents consist of this Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement; these form the Contract, and are as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in Article 15. If anything in the other Contract Documents is inconsistent with this Agreement, this Agreement shall govern.

ARTICLE 2    THE WORK OF THIS CONTRACT

        The Contractor shall fully execute the Work described in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others.

ARTICLE 3    RELATIONSHIP OF THE PARTIES

        The Contractor accepts the relationship of trust and confidence established by this Agreement and covenants with the Owner to cooperate with the Architect and exercise the Contractor's skill and judgment in furthering the interests of the Owner; to furnish efficient business administration and supervision; to furnish at all times an adequate supply of workers and materials; and to perform the Work in an expeditious and economical manner consistent with the Owner's interests. The Owner agrees to furnish and approve, in a timely manner, information required by the Contractor and to make payments to the Contractor in accordance with the requirements of the Contract Documents.

ARTICLE 4    DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION

        4.1  The date of commencement of the Work shall be the date of this Agreement unless a different date is stated below or provision is made for the date to be fixed in a notice to proceed issued by the Owner.
 (Insert the date of commencement, if it differs from the date of this Agreement or, if applicable, state that the date will be fixed in a notice to proceed.)
Within Fifteen (15) days from receipt of notice to proceed from the Owner.

        If, prior to commencement of the Work, the Owner requires time to file mortgages, mechanic's liens and other security interests, the Owner's time requirement shall be as follows:

        4.2  The Contract Time shall be measured from the date of commencement.

        4.3  The Contractor shall achieve Substantial Completion of the entire Work not later than days from the date of commencement, or as follows:
 (Insert number of calendar days. Alternatively, a calendar date may be used when coordinated with the date of commencement. Unless stated elsewhere in the Contract Documents, insert any requirements for earlier Substantial Completion of certain portions of the Work).
As established in accordance with Article 2 of Amendment No. 1 to the Agreement between the Owner and Contractor, Substantial Completion as defined in AIA201 General Conditions Article 9.8

, subject to adjustments of this Contract Time as provided in the Contract Documents.
 (Insert provisions, if any, for liquidated damages relating to failure to complete on time, or for bonus payments for early completion of the Work.)
None

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ARTICLE 5    BASIS FOR PAYMENT

        5.1    CONTRACT SUM

        5.1.1    The Owner shall pay the Contractor the Contract Sum in current funds for the Contractor's performance of the Contract. The Contract Sum is the Cost of the Work as defined in Article 7 plus the Contractor's Fee.

        5.1.2    The Contractor's Fee is:
 (State a lump sum, percentage of Cost of the Work or other provision for determining the Contractor's Fee, and describe the method of adjustment of the Contractor's Fee for changes in the Work.)
Contractor's Fee shall be a fixed fee of $600,000 over the cost of work and includes future change orders.

        5.2    GUARANTEED MAXIMUM PRICE

        5.2.1    The sum of the Cost of the Work and the Contractor's Fee is guaranteed by the Contractor not to exceed the Guaranteed Maximum Price as established in accordance with Amendment No. 1 to the Agreement between the Owner and Contractor, subject to additions and deductions by Change Order as provided in the Contract Documents. Such maximum sum is referred to in the Contract Documents as the Guaranteed Maximum Price. Costs which would cause the Guaranteed Maximum Price to be exceeded shall be paid by the Contractor without reimbursement by the Owner.
 (Insert specific provisions if the Contractor is to participate in any savings.)

        5.2.2    The Guaranteed Maximum Price is based on the following alternates, if any, which are described in the Contract Documents and are hereby accepted by the Owner:
 (State the numbers or other identification of accepted alternates. If decisions on other alternates are to be made by the Owner subsequent to the execution of this Agreement, attach a schedule of such other alternates showing the amount for each and the date when the amount expires.)
Established in accordance with Article 1 of Amendment No. 1 to the Agreement between the Owner and Contractor.

        5.2.3    Unit prices, if any, are as follows:
Established in accordance with Article 1 of Amendment No. 1 to the Agreement between the Owner and Contractor.

        5.2.4    Allowances, if any, are as follows:
 (Identify and state the amounts of any allowances, and state whether they include labor, materials, or both.)
Established in accordance with Article 1 of Amendment No. 1 to the Agreement between the Owner and Contractor.

        5.2.5    Assumptions, if any, on which the Guaranteed Maximum Price is based are as follows:
Established in accordance with Article 1 of Amendment No. 1 to the Agreement between the Owner and Contractor.

        5.2.6    To the extent that the Drawings and Specifications are anticipated to require further development by the Architect, the Contractor has provided in the Guaranteed Maximum Price for such further development consistent with the Contract Documents and reasonably inferable therefrom. Such further development does not include such things as changes in scope, systems, kinds and quality of materials, finishes or equipment, all of which, if required, shall be incorporated by Change Order.

ARTICLE 6    CHANGES IN THE WORK

        6.1  Adjustments to the Guaranteed Maximum Price on account of changes in the Work may be determined by any of the methods listed in Article 7, the General Conditions of the Contract for Construction.

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        6.2  In calculating adjustments to subcontracts (except those awarded with the Owner's prior consent on the basis of cost plus a fee), the terms "cost" and "fee" as used in Clause 7.3.3.3 of AIA Document A201-1997 and the terms "costs" and "a reasonable allowance for overhead and profit" as used in Subparagraph 7.3.6 of AIA Document A201-1997 shall have the meanings assigned to them in AIA Document A201-1997 and shall not be modified by Articles 5, 7 and 8 of this Agreement. Adjustments to subcontracts awarded with the Owner's prior consent on the basis of cost plus a fee shall be calculated in accordance with the terms of those subcontracts.

        6.3  In calculating adjustments to the Guaranteed Maximum Price, the terms "cost" and "costs" as used in the above-referenced provisions of AIA Document A201-1977 shall mean the Cost of the Work as defined in Article 7 of this Agreement and the terms "fee" and "a reasonable allowance for overhead and profit" shall mean the Contractor's Fee as defined in Subparagraph 5.1.2 of this Agreement.

ARTICLE 7    COSTS TO BE REIMBURSED

        7.1    COST OF THE WORK

        The term Cost of the Work shall mean costs necessarily incurred by the Contractor in the proper performance of the Work. Such costs shall be at rates not higher than the standard paid at the place of the Project except with prior consent of the Owner. The Cost of the Work shall include only the items set forth in this Article 7.

        7.2    LABOR COSTS

        7.2.1    Wages of construction workers directly employed by the Contractor to perform the construction of the Work at the site or, with the Owner's approval, at off-site workshops.

        7.2.2    Wages or salaries of the Contractor's supervisory and administrative personnel when stationed at the site with the Owner's approval. See Attachment "B". Schedule of Personnel.
 (If it is intended that the wages or salaries of certain personnel stationed at the Contractor's principal or other offices shall be included in the Cost of the Work, identify in Article 14 the personnel to be included and whether for all or only part of their time, and the rates at which their time will be charged to the Work.)

        7.2.3    Wages and salaries of the Contractor's supervisory or administrative personnel engaged, at factories, workshops or on the road, in expediting the production or transportation of materials or equipment required for the Work, but only for that portion of their time required for the Work.

        7.2.4    Costs paid or incurred by the Contractor for taxes, insurance, contributions, assessments and benefits required by law or collective bargaining agreements and, for personnel not covered by such agreements, customary benefits such as sick leave, medical and health benefits, holidays, vacations and pensions, provided such costs are based on wages and salaries included in the Cost of the Work under Subparagraphs 7.2.1 through 7.2.3.

        7.3    SUBCONTRACT COSTS

        7.3.1    Payments made by the Contractor to Subcontractors in accordance with the requirements of the subcontracts.

        7.4    COSTS OF MATERIALS AND EQUIPMENT INCORPORATED IN THE COMPLETED CONSTRUCTION

        7.4.1    Costs, including transportation and storage, of materials and equipment incorporated or to be incorporated in the completed construction.

        7.4.2    Costs of materials described in the preceding Subparagraph 7.4.1 in excess of those actually installed to allow for reasonable waste and spoilage. Unused excess materials, if any, shall become the Owner's property at the completion of the Work or, at the Owner's option, shall be sold by the Contractor. Any amounts realized from such sales shall be credited to the Owner as a deduction from the Cost of the Work.

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        7.5    COSTS OF OTHER MATERIALS AND EQUIPMENT, TEMPORARY FACILITIES AND RELATED ITEMS

        7.5.1    Costs, including transportation and storage, installation, maintenance, dismantling and removal of materials, supplies, temporary facilities, machinery, equipment, and hand tools not customarily owned by construction workers, that are provided by the Contractor at the site and fully consumed in the performance of the Work; and cost (less salvage value) of such items if not fully consumed, whether sold to others or retained by the Contractor. Cost for items previously used by the Contractor shall mean fair market value.

        7.5.2    Rental charges for temporary facilities, machinery, equipment, and hand tools not customarily owned by construction workers that are provided by the Contractor at the site, whether rented from the Contractor or others, and costs of transportation, installation, minor repairs and replacements, dismantling and removal thereof. Rates and quantities of equipment rented shall be subject to the Owner's prior approval.

        7.5.3    Costs of removal of debris from the site.

        7.5.4    Costs of document reproductions, facsimile transmissions and long-distance telephone calls, postage and parcel delivery charges, telephone service at the site and reasonable petty cash expenses of the site office.

        7.5.5    That portion of the reasonable expenses of the Contractor's personnel incurred while traveling in discharge of duties connected with the Work.

        7.5.6    Costs of materials and equipment suitably stored off the site at a mutually acceptable location, if approved in advance by the Owner.

        7.6    MISCELLANEOUS COSTS

        7.6.1    That portion of insurance and bond premiums that can be directly attributed to this Contract:

        7.6.2    Sales, use or similar taxes imposed by a governmental authority that are related to the Work.

        7.6.3    Fees and assessments for the building permit and for other permits, licenses and inspections for which the Contractor is required by the Contract Documents to pay.

        7.6.4    Fees of laboratories for tests required by the Contract Documents, except those related to defective or nonconforming Work for which reimbursement is excluded by Subparagraph 13.5.3 of AIA Document A201-1997 or other provisions of the Contract Documents, and which do not fall within the scope of Subparagraph 7.7.3.

        7.6.5    Royalties and license fees paid for the use of a particular design, process or product required by the Contract Documents; the cost of defending suits or claims for infringement of patent rights arising from such requirement of the Contract Documents; and payments made in accordance with legal judgments against the Contractor resulting from such suits or claims and payments of settlements made with the Owner's consent. However, such costs of legal defenses, judgments and settlements shall not be included in the calculation of the Contractor's Fee or subject to the Guaranteed Maximum Price. If such royalties, fees and costs are excluded by the last sentence of Subparagraph 3.17.1 of AIA Document A201-1997 or other provisions of the Contract Documents, then they shall not be included in the Cost of the Work.

        7.6.6    Data processing costs related to the Work.

        7.6.7    Deposits lost for causes other than the Contractor's negligence or failure to fulfill a specific responsibility to the Owner as set forth in the Contract Documents.

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        7.6.8    Legal, mediation and arbitration costs, including attorneys' fees, other than those arising from disputes between the Owner and Contractor, reasonably incurred by the Contractor in the performance of the Work and with the Owner's prior written approval; which approval shall not be unreasonably withheld.

        7.6.9    Expenses incurred in accordance with the Contractor's standard personnel policy for relocation and temporary living allowances of personnel required for the Work, if approved by the Owner.

        7.7    OTHER COSTS AND EMERGENCIES

        7.7.1    Other costs incurred in the performance of the Work if and to the extent approved in advance in writing by the Owner.

        7.7.2    Costs due to emergencies incurred in taking action to prevent threatened damage, injury or loss in case of an emergency affecting the safety of persons and property, as provided in Paragraph 10.6 of AIA Document A201-1997.

        7.7.3    Costs of repairing or correcting damaged or nonconforming Work executed by the Contractor, Subcontractors or suppliers, provided that such damaged or nonconforming Work was not caused by negligence or failure to fulfill a specific responsibility of the Contractor and only to the extent that the cost of repair or correction is not recoverable by the Contractor from insurance, sureties, Subcontractors or suppliers.

ARTICLE 8    COSTS NOT TO BE REIMBURSED

        8.1  The Cost of the Work shall not include:

        8.1.1    Salaries and other compensation of the Contractor's personnel stationed at the Contractor's principal office or offices other than the site office, except as specifically provided in Subparagraphs 7.2.2 and 7.2.3 or as may be provided in Article 14.

        8.1.2    Expenses of the Contractor's principal office and offices other than the site office.

        8.1.3    Overhead and general expenses, except as may be expressly included in Article 7.

        8.1.4    The Contractor's capital expenses, including interest on the Contractor's capital employed for the Work.

        8.1.5    Rental costs of machinery and equipment, except as specifically provided in Subparagraph 7.5.2.

        8.1.6    Except as provided in Subparagraph 7.7.3 of this Agreement, costs due to the negligence or failure to fulfill a specific responsibility of the Contractor, Subcontractors and suppliers or anyone directly or indirectly employed by any of them or for whose acts any of them may be liable.

        8.1.7    Any cost not specifically and expressly described in Article 7.

        8.1.8    Costs, other than costs included in Change Orders approved by the Owner, that would cause the Guaranteed Maximum Price to be exceeded.

ARTICLE 9    DISCOUNTS, REBATES AND REFUNDS

        9.1  Cash discounts obtained on payments made by the Contractor shall accrue to the Owner if (1) before making the payment, the Contractor included them in an Application for Payment and received payment therefor from the Owner, or (2) the Owner has deposited funds with the Contractor with which to make payments; otherwise, cash discounts shall accrue to the Contractor. Trade discounts,

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rebates, refunds and amounts received from sales of surplus materials and equipment shall accrue to the Owner, and the Contractor shall make provisions so that they can be secured.

        9.2  Amounts that accrue to the Owner in accordance with the provisions of Paragraph 9.1 shall be credited to the Owner as a deduction from the Cost of the Work.

ARTICLE 10    SUBCONTRACTS AND OTHER AGREEMENTS

        10.1     Those portions of the Work that the Contractor does not customarily perform with the Contractor's own personnel shall be performed under subcontracts or by other appropriate agreements with the Contractor. The Owner may designate specific persons or entities from whom the Contractor shall obtain bids. The Contractor shall obtain bids from Subcontractors and from suppliers of materials or equipment fabricated especially for the Work and shall deliver such bids to the Architect. The Owner shall then determine, with the advice of the Contractor and the Architect, which bids will be accepted. The Contractor shall not be required to contract with anyone to whom the Contractor has reasonable objection.

        10.2     If a specific bidder among those whose bids are delivered by the Contractor to the Architect (1) is recommended to the Owner by the Contractor; (2) is qualified to perform that portion of the Work; and (3) has submitted a bid that conforms to the requirements of the Contract Documents without reservations or exceptions, but the Owner requires that another bid be accepted, then the Contractor may require that a Change Order be issued to adjust the Guaranteed Maximum Price by the difference between the bid of the person or entity recommended to the Owner by the Contractor and the amount of the subcontract or other agreement actually signed with the person or entity designated by the Owner.

        10.3     Subcontracts or other agreements shall conform to the applicable payment provisions of this Agreement, and shall not be awarded on the basis of cost plus a fee without the prior consent of the Owner.

ARTICLE 11    ACCOUNTING RECORDS

        The Contractor shall keep full and detailed accounts and exercise such controls as may be necessary for proper financial management under this Contract, and the accounting and control systems shall be satisfactory to the Owner. The Owner and the Owner's accountants shall be afforded access to, and shall be permitted to audit and copy, the Contractor's records, books, correspondence, instructions, drawings, receipts, subcontracts, purchase orders, vouchers, memoranda and other data relating to this Contract, and the Contractor shall preserve these for a period of three years after final payment, or for such longer period as may be required by law.

ARTICLE 12    PAYMENTS

        12.1    PROGRESS PAYMENTS

        12.1.1    Based upon Applications for Payment submitted to the Architect by the Contractor and Certificates for Payment issued by the Architect, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents.

        12.1.2    The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, or as follows:

        12.1.3    Owner shall make payment to the Contractor not later than 15 days after an approved Application for Payment is received from the Architect or Owner's representative.

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        12.1.4    With each Application for Payment, the Contractor shall submit payrolls, petty cash accounts, receipted invoices or invoices with check vouchers attached, and any other evidence required by the Owner or Architect to demonstrate that cash disbursements already made by the Contractor on account of the Cost of the Work equal or exceed (1) progress payments already received by the Contractor; less (2) that portion of those payments attributable to the Contractor's Fee; plus (3) payrolls for the period covered by the present Application for Payment.

        12.1.5    Each Application for Payment shall be based on the most recent schedule of values submitted by the Contractor in accordance with the Contract Documents. The schedule of values shall allocate the entire Guaranteed Maximum Price among the various portions of the Work, except that the Contractor's Fee shall be shown as a single separate item. The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy as the Architect may require. This schedule, unless objected to by the Architect, shall be used as a basis for reviewing the Contractor's Applications for Payment.

        12.1.6    Applications for Payment shall show the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment. The percentage of completion shall be the lesser of (1) the percentage of that portion of the Work which has actually been completed; or (2) the percentage obtained by dividing (a) the expense that has actually been incurred by the Contractor on account of that portion of the Work for which the Contractor has made or intends to make actual payment prior to the next Application for Payment by (b) the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values.

        12.1.7    Subject to other provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:

  .1
  take that portion of the Guaranteed Maximum Price properly allocable to completed Work as determined by multiplying the percentage of completion of each portion of the Work by the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values. Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute shall be included as provided in Subparagraph 7.3.8 of AIA Document A201-1997;

  .2
  add that portion of the Guaranteed Maximum Price properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work, or if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing;

  .3
  add the Contractor's Fee, less retainage of Ten percent (10%). The Contractor's Fee shall be computed upon the Cost of the Work described in the two preceding Clauses at the rate stated in Subparagraph 5.1.2 or, if the Contractor's Fee is stated as a fixed sum in that Subparagraph, shall be an amount that bears the same ratio to that fixed-sum fee as the Cost of the Work in the two preceding Clauses bears to a reasonable estimate of the probable Cost of the Work upon its completion;

  .4
  subtract the aggregate of previous payments made by the Owner;

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  .5
  subtract the shortfall, if any, indicated by the Contractor in the documentation required by Paragraph 12.1.4 to substantiate prior Applications for Payment, or resulting from errors subsequently discovered by the Owner's accountants in such documentation; and

  .6
  subtract amounts, if any, for which the Architect has withheld or nullified a Certificate for Payment as provided in Paragraph 9.5 of AIA Document A201-1997.

  .7
  billings for Project Executive, Project Manager, Project Engineer's Project Superintendent's and Clerical services (referenced in Attachment "B") shall be hourly (maximum Forty hours per week, unless directed otherwise by Owner) and is not to exceed cost estimate proposal. Savings to be retained by QAD Inc. at project completion.

        12.1.8    Except with the Owner's prior approval, payments to Subcontractors shall be subject to retainage of not less than Ten percent (10%). The Owner and the Contractor shall agree upon a mutually acceptable procedure for review and approval of payments and retention for Subcontractors.

        12.1.8.1    Upon substantial completion of select subcontractors, Melchiori Construction Company shall request a reduction or elimination of retentions held on selected subcontractors. Request will be made only upon completion of work and receipt of all close-out documents as defined under this contract. In addition Final Payment to any subcontractor will not be made until receipt of all lien releases from subcontractor and second tier subcontractors. Furthermore QAD, Inc. will continue to hold Ten (10%) Percent retention on subcontractors that are not complete.

        12.1.9    In taking action on the Contractor's Applications for Payment, the Architect shall be entitled to rely on the accuracy and completeness of the information furnished by the Contractor and shall not be deemed to represent that the Architect has made a detailed examination, audit or arithmetic verification of the documentation submitted in accordance with Subparagraph 12.1.4 or other supporting data; that the Architect has made exhaustive or continuous on-site inspections or that the Architect has made examinations to ascertain how or for what purposes the Contractor has used amounts previously paid on account of the Contract. Such examinations, audits and verifications, if required by the Owner, will be performed by the Owner's accountants acting in the sole interest of the Owner.

        12.2    FINAL PAYMENT

        12.2.1    Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the Contractor when: (as established in Section 9.10 of the AIA201 General Conditions).

  .1
  the Contractor has fully performed the Contract except for the Contractor's responsibility to correct Work as provided in Subparagraph 12.2.2 of AIA Document A201-1997, and to satisfy other requirements, if any, which extend beyond final payment; and

  .2
  a final Certificate for Payment has been issued by the Architect.

        12.2.2    The Owner's final payment to the Contractor shall be made no later than 30 days after the issuance of the Architect's final Certificate for Payment, or as follows:
Thirty (30) days after the certificate of occupancy has been received.

        12.2.3    The Owner's accountants will review and report in writing on the Contractor's final accounting within 30 days after delivery of the final accounting to the Architect by the Contractor. Based upon such Cost of the Work as the Owner's accountants report to be substantiated by the Contractor's final accounting, and provided the other conditions of Subparagraph 12.2.1 have been met, the Architect will, within seven days after receipt of the written report of the Owner's accountants, either issue to the Owner a final Certificate for Payment with a copy to the Contractor, or notify the Contractor and Owner in writing of the Architect's reasons for withholding a certificate as provided in

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Subparagraph 9.5.1 of the AIA Document A201-1997. The time periods stated in this Subparagraph 12.2.3 supersede those stated in Subparagraph 9.4.1 of the AIA Document A201-1997.

        12.2.4    If the Owner's accountants report the Cost of the Work as substantiated by the Contractor's final accounting to be less than claimed by the Contractor, the Contractor shall be entitled to demand arbitration of the disputed amount without a further decision of the Architect. Such demand for arbitration shall be made by the Contractor within 30 days after the Contractor's receipt of a copy of the Architect's final Certificate for Payment; failure to demand arbitration within this 30-day period shall result in the substantiated amount reported by the Owner's accountants becoming binding on the Contractor. Pending a final resolution by arbitration, the Owner shall pay the Contractor the amount certified in the Architect's final Certificate for Payment.

        12.2.5    If, subsequent to final payment and at the Owner's request, the Contractor incurs costs described in Article 7 and not excluded by Article 8 to correct defective or nonconforming Work, the Owner shall reimburse the Contractor such costs and the Contractor's Fee applicable thereto on the same basis as if such costs had been incurred prior to final payment, but not in excess of the Guaranteed Maximum Price. If the Contractor has participated in savings as provided in Paragraph 5.2, the amount of such savings shall be recalculated and appropriate credit given to the Owner in determining the net amount to be paid by the Owner to the Contractor.

ARTICLE 13    TERMINATION OR SUSPENSION

        13.1    The Contract may be terminated by the Contractor, or by the Owner for convenience, as provided in Article 14 of AIA Document A201-1997. However, the amount to be paid to the Contractor under Subparagraph 14.1.3 of AIA Document A201-1997 shall not exceed the amount the Contractor would be entitled to receive under Paragraph 13.2 below, except that the Contractor's Fee shall be calculated as if the Work had been fully completed by the Contractor, including a reasonable estimate of the Cost of the Work for Work not actually completed.

        13.2    The Contract may be terminated by the Owner for cause as provided in Article 14 of AIA Document A201-1997. The amount, if any, to be paid to the Contractor under Subparagraph 14.2.4 of AIA Document A201-1997 shall not cause the Guaranteed Maximum Price to be exceeded, nor shall it exceed an amount calculated as follows:

        13.2.1    Take the Cost of the Work incurred by the Contractor to the date of termination;

        13.2.2    Add the Contractor's Fee computed upon the Cost of the Work to the date of termination at the rate stated in Subparagraph 5.1.2 or, if the Contractor's Fee is stated as a fixed sum in that Subparagraph, an amount that bears the same ratio to that fixed-sum Fee as the Cost of the Work at the time of termination bears to a reasonable estimate of the probable Cost of the Work upon its completion; and

        13.2.3    Subtract the aggregate of previous payments made by the Owner.

        13.3    The Owner shall also pay the Contractor fair compensation, either by purchase or rental at the election of the Owner, for any equipment owned by the Contractor that the Owner elects to retain and that is not otherwise included in the Cost of the Work under Subparagraph 13.2.1. To the extent that the Owner elects to take legal assignment of subcontracts and purchase orders (including rental agreements), the Contractor shall, as a condition of receiving the payments referred to in this Article 13, execute and deliver all such papers and take all such steps, including the legal assignment of such subcontracts and other contractual rights of the Contractor, as the Owner may require for the purpose of fully vesting in the Owner the rights and benefits of the Contractor under such subcontracts or purchase orders.

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        13.4    The Work may be suspended by the Owner as provided in Article 14 of AIA Document A201-1997; in such case, the Guaranteed Maximum Price and Contract Time shall be increased or decreased as provided in Subparagraph 14.3.2 of AIA Document A201-1997 except that the term "profit" shall be understood to mean the Contractor's Fee as described in Subparagraphs 5.1.2 and Paragraph 6.4 of this Agreement.

ARTICLE 14    MISCELLANEOUS PROVISIONS

        14.1    Where reference is made in this Agreement to a provision AIA Document A201-1997 or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.

        14.2    Payments due and unpaid under the Contract shall bear interest from the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.
 (Insert rate of interest agreed upon, if any.)

        (Usury laws and requirements under the Federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner's and Contractor's principal places of business, the location of the Project and elsewhere may affect the validity of this provision. Legal advice should be obtained with respect to deletions or modifications, and also regarding requirements such as written disclosures or waivers.)

        14.3    The Owner's representative is:
 (Name, address and other information.)
Paul Franz
Paul Franz Construction
3749 Santa Claus Lane
Carpinteria, California 93013
Phone 805-745-8320

        14.4    The Contractor's representative is:
 (Name, address and other information.)
Rick Gerard
Melchiori Construction Company
809 De La Vina Street
Santa Barbara, California 93101
Phone 805-962-9505

        14.5    Neither the Owner's nor the Contractor's representative shall be changed without ten days' written notice to the other party.

        14.6    Other provisions:

        14.6.1    Wages or salaries of Contractor's supervisory and administrative personnel stationed at project site or Contractor's principle office. See Attachment "B".

        14.6.2    A Construction Manager's Contingency will be included in the Guaranteed Maximum Price ("GMP"). Said Contingency will be an amount to reasonably safeguard Contractor from inconsistencies in the plans and specifications and the scope of work prescribed in the contract documents. This Contingency will be considered the property of the Contractor. Use of the Contingency by the Contractor will be approved by the Owner prior to the release of funds and such approval will not be unreasonably withheld.

11

ARTICLE 15    ENUMERATION OF CONTRACT DOCUMENTS

        15.1    The Contract Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows:

        15.1.1    The Agreement is this executed 1997 edition of the Standard Form of Agreement Between Owner and Contractor, AIA Document A111-1997.

        15.1.2    The General Conditions are the 1997 edition of the General Conditions of the Contract for Construction, AIA Document A201-1997, and are hereby modified to substitute with the attached Revised AIA Document A201-Revised General Conditions of the Contract for Construction. Included as Attachment "A".

        15.1.3    The Supplementary and other Conditions of the Contract are those contained in the Project Manual dated                        , and are as follows:

Document	Title	Pages
See Exhibit "A" of Amendment No. 1 to the Agreement between the Owner and Contractor.

        15.1.4    The Specifications are those contained in the Project Manual dated as in Subparagraph 15.1.3, and are as follows:
 (Either list the Specifications here or refer to an exhibit attached to this Agreement.)

Section	Title	Pages
See Exhibit "A" of Amendment No. 1 to the Agreement between the Owner and Contractor.

        15.1.5    The Drawings are as follows, and are dated unless a date is shown below:
 (Either list the Drawings here or refer to an exhibit attached to this Agreement.)

Number	Title	Date
See Exhibit "A" of Amendment No. 1 to the Agreement between the Owner and Contractor.

        15.1.6    The Addenda, if any, are as follows:

Number	Date	Pages
See Exhibit "A" of Amendment No. 1 to the Agreement between the Owner and Contractor.

        Portions of Addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this Article 15.

        15.1.7    Other Documents, if any, forming part of the Contract Documents are as follows:
 (List here any additional documents, such as a list of alternates that are intended to form part of the Contract Documents. AIA Document A201-1997 provides that bidding requirements such as advertisement or invitation to bid, Instructions to Bidders, sample forms and the Contractor's bid are not part of the Contract Documents unless enumerated in this Agreement. They should be listed here only if intended to be part of the Contract Documents.)
AIA Document A201-1997 General Conditions, attached

ARTICLE 16    INSURANCE AND BONDS

        (List required limits of liability for insurance and bonds. AIA Document A201-1997 gives other specific requirements for insurance and bonds.)
See Attachment "C"—Insurance

12

        This Agreement is entered into as of the day and year first written above and is executed in at least three original copies, of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.

/s/ K M FISHER OWNER (Signature)	/s/ MARK J. MELCHIORI CONTRACTOR (Signature)
K M Fisher, CFO (Printed name and title)	Mark J. Melchiori, President (Printed name and title)

13

AMENDMENT NO. 1 to AIA DOCUMENT A111-1997
Standard Form of Agreement Between Owner and Contractor
(where the basis for payment is the COST OF THE WORK PLUS A FEE with a negotiated Guaranteed Maximum Price)

        Pursuant to Article 5 and Section 4.3 of the Standard Form of Agreement Between Owner and Contractor dated July 19th 2002 between QAD Ortega Hill, LLC c/o QAD Inc. (Owner) and Melchiori Construction Company (Contractor) for R&D/Executive Offices at 2111 Ortega Hill Road, Summerland CA, 93067 (The Project), the Owner and Contractor establish a Guaranteed Maximum Price and Contract Time for the Work as set forth below.

ARTICLE I
GUARANTEED MAXIMUM PRICE

        The Contractor's Guaranteed Maximum Price for the Work, defined under Article 5.2.1, (Pages 1 through 2 Dated October 28th 2002) including the estimated Cost of the Work as defined in Article 7 and the Contractor's Fee as defined in Article 5.1.2, is the sum of the cost of work and the Contractor's Fee Guaranteed by the Contractor is not to exceed Eighteen Million Five Hundred Thousand Dollars, ($18,500,000), subject to Contractor's continued best effort to reduce this amount through value engineering and other cost reduction means. Additional the Guaranteed Maximum Price is subject to additions and deductions by Change Order as provided in the Contract Documents. Such Maximum Price is referred to in the Contract Documents as the Guaranteed Maximum Price. Costs which could cause the Guaranteed Maximum Price to be exceeded shall be paid by the Contractor without reimbursement by the Owner.

        Pursuant to Article 15, the Guaranteed Maximum Price noted under Article 5.2.1 for the performance of the Work in accordance with the Contract Documents listed and attached to this Amendment and marked Exhibits A, B and C are as follows:

Exhibit A	Drawings, Specifications, addenda and General, Supplementary and other Conditions of the Contract on which the Guaranteed Maximum Price is based, pages 1 through 5 dated 10/28/02
Exhibit B	Clarifications and Exclusions made in preparing the Guaranteed Maximum Price, Dated 10/28/02
Exhibit C	Permits, Easements, Reports, and other related documents as applies
Exhibit D	Allowances made in preparing the Guaranteed Maximum Price, Dated 10/28/02

ARTICLE II
CONTRACT TIME

        The date of Substantial Completion defined under section 9.8.1 of the general conditions attached hereto as October 31st 2003, for the "West Wing" and December 1st 2003 for the "East Wing" as noted within attached project schedule dated 9/20/02.

OWNER: QAD Inc.		CONTRACTOR: Melchiori Construction Company
By:	KM Fisher	By:	Mark J. Melchiori
Date:	10/30/2002	Date:	10/29/2002
ATTEST:	[ILLEGIBLE]	ATTEST:	[ILLEGIBLE]

A111-1997 Standard Form of Agreement Between Owner and Contractor

R&D Executive Offices for QAD Inc.
Guaranteed Maximum Price
October 28th 2002

		ESTIMATE	PROJECT COST
		Current GMAX	Committed Cost	Current Proposals	Uncommitted Cost	Contract Allowances	ATA#	Subcontractor Award
1000	GENERAL REQUIREMENTS
	Supervision & Administration	493,120	493,120					Melchiori Construction
	General Conditions	101,174	101,174					Melchiori Construction
	Tree protection and Temp Fencing	17,500	15,399		2,101		#1	Fence Factory
	PL&PD Insurance	236,250	236,250					Melchiori Construction
	Subcontractor Bond Premium	67,180	67,180
	Project Surveying	70,206	70,206				PCR#2	MNS Engineers
02200	Demolition and Earthwork	0
	Building Demolition	27,000	27,000				#2	American Wrecking
	Rough Grading and Mass Excavation	472,586	472,586				#3	Lash Construction
	Oil Well Abandonment	33,343	33,343				PCR#1	Torch Rig Services
	Fine Grading & Site Backfill	50,000				50,000		Pending Proposals
02500	Utilities Services	0
	Wet Side Utilities (Sewer, Water, and Storm)	521,861	521,861				#4	Lash Construction
	Dry Side Utilities (Elec, Gas, Telephone)	84,395	84,395				#4	Lash Construction
	Cap and Abandon Utilitys for Building Demo	5,000	5,000				#2	Melchiori Construction
	Erosion Control	17,500	10,000		7,500	0	#4	Melchiori Construction
2600	Architectural Concrete and Stone	0
	Architectural Site Concrete	197,890			197,890			Pending Proposals
	Foundations for Site Retaining Walls	72,000			72,000			Pending Proposals
	Site Sandstone Walls, Sidewalks, Bollards	125,000				125,000		Pending Proposals
	Bolder Retaining Walls	95,000				95,000		Pending Proposals
	Rubble Walls at Entry	125,000				125,000		Pending Proposals
	Terrazzo Entrys	107,000	0	107,000				Corradini
2700	Asphalt, Curb & Gutter	0
	Curb and Gutter	109,684		109,684	0			Lash Construction
	Overlay at Ortega Hill Road	15,000			15,000			Lash Construction
	Asphalt and Striping	203,045		203,045				Lash Construction
02700	Site Improvements	0
	Vinyl Fence for Detention Basin	7,500			7,500			Pending Proposals
	Bicycle Racks	1,750			1,750			Pending Proposals
	Directional/Handicap Signs	1,250			1,250			Pending Proposals
02900	Irrigation and Planting (Allowance)	0
	Irrigation and Landscaping (Allowance)	575,823		0		575,823		Pending Proposals
	Walking Path (Allowance)	10,000				10,000		Pending Proposals
03300	Cast-in-Place Concrete	0
	Structural Concrete Walls and Footings	3,015,787	3,015,787				#5	Reycon & Vista Steel Construction
03400	Precast Concrete	0
	Precast Concrete Columns	132,880		132,880				Fine Line Pre-Cast
04200	Masonry Units	0
	CMU Masonry Walls	135,000		135,000	0			Vendrasco Masonry
05100	Structural Steel & Misc Metals	0
	Structural Steel	916,770	916,770				#5	Gayle Manufacturing
	Metal Decking	253,325	253,325	0	0		#9	Anning Johnson
	Misc Metal Allowance	85,000				85,000		Pending Proposals
05700	Ornamental Metal	0
	Architectural Joint Systems	10,000				10,000		Pending Proposals
	Stainless Steel Railing Systems	162,450				162,450		Pending Proposals
6100	Carpentry	0
	Carpentry	70,000			70,000			Pending Proposals
07100	Dampproofing and Waterproofing	0
	Waterproofing of Basement Walls and Planters	110,000		110,000				Art Deck Waterproofing
	Exterior Deck Waterproofing	41,278		41,278	0			Art Deck Waterproofing
	Insulation of Exterior Walls	19,000			0	19,000		Pending Proposals
	Caulking & Sealants—Exterior	7,762			7,762			Pending Proposals
07400	Metal Wall Panels and Flashing	0
	Architectural Sheet Metal, Flashing & Exp Joints	326,595		326,595				Channel Island Roofing
07500	Membrane Roofing	0
	Roofing—3 Ply Built Up with Capsheet	525,213				525,213		Craig Roofing (Pending Final Design)
	Roof Hatch	2,100			2,100			Pending Proposals
08100	Doors, Frames & Hardware	0
	Doors Frames and Hardware	95,000		0		95,000		Pending Proposals
08400	Curtain Wall Systems	0
	Curtain Wall Canopy and Skylights	675,000		600,000		75,000		Center Glass/Hardware Allowance
09200	Plaster and Metal Stud framing	0
	Exterior Lath/Plaster, Framing, and Drywall	403,025		403,025	0			Marik Drywall
09300	Tile And Marble	0
	Solid Surfacing Countertops	12,000				12,000		Pending Proposals
	Bathroom Tile & Marble	86,800				86,800		Pending Proposals
09900	Paints and Coatings	0
	Exterior & Interior Painting	62,000		52,000	10,000			Channel Coast
10000	Misc Specialties	0
	Lockers	10,000				10,000		Pending Proposals
	Fire Extinguishers	1,052			1,052			Pending Proposals
	Toilet Partitions & Accessories	40,046		40,046				Sturnbaugh
	Loading Dock Doors	16,412		16,412				Consolidated O/H
14260	Elevators	0
	Elevator—Freight 2-Stop, 3500#, 125 FPM	61,929	61,929	0	0		#8	Republic Elevator
	Cab Finishes (Allowance)	7,500	7,500	0		0	#8	Republic Elevator
15100	Building Plumbing Services	0
	Plumbing Systems (Shell and Core)	406,780	406,780	0		0	#7	Ingalls Plumbing
15300	Fire Protection Piping	0
	Shell and Core Primary Distribution	90,445		90,445		0		AC Fire protection
15700	HVAC Equipment	0		0
	HVAC Systems (Shell and Core)	812,308		732,308		80,000		ACCO/DDC Control Allowance

1

16200	Electrical Systems Power	0
	Electrical Systems (Shell and Core)	841,000		841,000		0		Donovan/Temp Power
	Site Lighting	0		Included		0		Donovan
	Emergency Generator	92,000		0		92,000	#7	Generator & Fuel Tank
	TENANT IMPROVEMENT ALLOWANCE
Div 4	Stone Flooring	127,850				127,850
Div 6	Carpentry	221,570				221,570
Div 7	Insulation	15,675				15,675
Div 8	Doors and Glazing	445,775				445,775
Div 9	Finishes	1,161,155				1,161,155
Div 10	Specialities	89,945				89,945
Div 15	Fire Protection	170,130		170,130		0		AC Fire protection
Div 15	Mechanical	758,620				758,620
Div 18	Electrical	1,015,000				1,015,000
	CM FEES & CONTINGENCY
17300	Contractor Overhead & Profit Fee	600,000	600,000					Melchiori Construction
17400	Estimating Contingency (Shell & Core)	311,634	311,634					Melchiori Construction
17400	Estimating Contingency (Tenant Improvements)	213,132	213,132					Melchiori Construction
	TOTAL CONSTRUCTION ESTIMATE	$18,500,000	$7,924,371	$4,110,848	$395,905	$6,068,876

2

Exhibit "A"

Drawings, Specifications and Other Conditions of the Contract

October 28th 2002

Sheet #	Description	Date
	Architectural Plans (Lenvik & Minor Architects)	Bid Package Issued
A0.1	Cover Sheet	September 23rd 2002.
A0.2	County Conditions of Approval	September 23rd 2002.
A0.3	County Conditions of Approval	September 23rd 2002.
A0.4	County Conditions of Approval	September 23rd 2002.
A0.5	Compliance with Department Letters	September 23rd 2002.
A0.6	Title 24 Compliance Forms	September 23rd 2002.
A0.7	Accessible Details	September 23rd 2002.
A1.1	Building Demolition Plan	September 23rd 2002.
A1.2	Site Plan, General Site Notes	September 23rd 2002.
A1.3	Main Level Site Enlargement	September 23rd 2002.
A1.4	Basement Site Enlargement	September 23rd 2002.
A1.5	Main Level Site Enlargement	September 23rd 2002.
A1.6	Main Level Site Enlargement	September 23rd 2002.
A1.7	Site Details	September 23rd 2002.
A2.1	Basement Floor Plan	September 23rd 2002.
A2.2	Basement Plan Enlargement	September 23rd 2002.
A2.3	Basement Plan Enlargement	September 23rd 2002.
A2.4	Main Floor Plan	September 23rd 2002.
A2.5	Main Floor Plan Enlargement	September 23rd 2002.
A2.6	Main Floor Plan Enlargement	September 23rd 2002.
A2.7	Main Floor Plan Enlargement	September 23rd 2002.
A2.8	Main Floor Plan Enlargement	September 23rd 2002.
A2.9	Main Floor Plan Enlargement	September 23rd 2002.
A2.10	Door Schedule/Details	September 23rd 2002.
A2.11	Roof Plan	September 23rd 2002.
A3.1	Exterior Elevations	September 23rd 2002.
A3.2	Exterior Elevations	September 23rd 2002.
A3.3	Exterior Elevations	September 23rd 2002.
A3.4	Exterior Elevations	September 23rd 2002.
A3.5	Exterior Elevations	September 23rd 2002.
A3.7	Building Sections	September 23rd 2002.
A3.8	Building Sections	September 23rd 2002.
A3.9	Building Sections	September 23rd 2002.
A3.10	Wall Sections	September 23rd 2002.
A3.11	Wall Sections	September 23rd 2002.
A3.12	Wall Sections	September 23rd 2002.
A3.14	Emergency Generator Encl.	September 23rd 2002.
A4.1	Enlarged Restroom Plans	September 23rd 2002.
A4.2	Enlarged Restroom Plans	September 23rd 2002.
A4.3	Enlarged Restroom Plans	September 23rd 2002.
A5.1	Restroom Interior Elevations	September 23rd 2002.
A5.2	Restroom Interior Elevations	September 23rd 2002.
A6.1	Basement Ref. Clg. Plan	September 23rd 2002.

1

A6.2	Main Floor Ref. Clg. Plan	September 23rd 2002.
A7.1	Stairs/Elevators	September 23rd 2002.
A7.2	Exterior Stairs	September 23rd 2002.
A8.1	Exterior Details	September 23rd 2002.
A8.2	Exterior Details	September 23rd 2002.
A8.3	Exterior Details	September 23rd 2002.
A8.4	Restroom Interior Elevations	September 23rd 2002.
A9.1	Window Details	September 23rd 2002.
A9.2	Window Details	September 23rd 2002.
A9.3	Door/Window Details	September 23rd 2002.
A9.4	Door Details	September 23rd 2002.
A9.5	Door/Window Details	September 23rd 2002.
	Structural Plans (Ove Arup & Partners)	Delta "A"
S1.00	General Notes	September 13th 2002.
S1.10	Typical Concrete Details	September 13th 2002.
S1.11	Typical Concrete Details	September 13th 2002.
S1.12	Typical Concrete Details	September 13th 2002.
S1.13	Typical Concrete Details	September 13th 2002.
S1.20	Typical Masonry Details	September 13th 2002.
S1.30	Typical Metal Deck Details	September 13th 2002.
S1.31	Typical Metal Deck Details	September 13th 2002.
S1.40	Typical Steel Details	September 13th 2002.
S1.41	Typical Steel Details	September 13th 2002.
S1.42	Typical Steel Details	September 13th 2002.
S2.1	Basement Foundation Plan	September 13th 2002.
S2.2	Basement Foundation—B	September 13th 2002.
S2.3	Basement Foundation—C	September 13th 2002.
S2.4	Main Floor Framing Plan	September 13th 2002.
S2.5	Main Floor Framing Plan—A	September 13th 2002.
S2.6	Main Floor Framing Plan—B	September 13th 2002.
S2.7	Main Floor Framing Plan—C	September 13th 2002.
S2.7R1	Main Floor Reinforcement—C	September 13th 2002.
S2.7R2	Main Floor Reinforcement—C	September 13th 2002.
S2.8	Main Floor Framing Plan—D	September 13th 2002.
S2.9	Main Floor Framing Plan—E	September 13th 2002.
S2.11	Roof Framing Design Loads	September 13th 2002.
S2.12	Roof Framing Plan—A	September 13th 2002.
S2.13	Roof Framing Plan—B	September 13th 2002.
S2.14	Roof Framing Plan—C	September 13th 2002.
S2.15	Roof Framing Plan—D	September 13th 2002.
S2.16	Roof Framing Plan—E	September 13th 2002.
S2.17	High Framing—Design Loads	September 13th 2002.
S2.18	High Roof Framing—A-B	September 13th 2002.
S2.19	High Roof Framing—D-B	September 13th 2002.
S3.01	Steel Column Schedule	September 13th 2002.

2

S3.10	Structural Wall Elevations	September 13th 2002.
S4.01	RC Col. Sched. & Details	September 13th 2002.
S4.02	RC Slab Sched. & Details	September 13th 2002.
S4.03	RC Beam Sched. & Details	September 13th 2002.
S4.04	Structural Connection details	September 13th 2002.
S5.01	Steel Details	September 13th 2002.
S6.01	Structural Details	September 13th 2002.
S7.01	Structural Details	September 13th 2002.
S7.02	Structural Wall Details	September 13th 2002.
	Civil Plans (Flowers and Associates)	Delta 1
C-1	Title Sheet	September 13th 2002.
C-2	Specifications	September 13th 2002.
C-3	Specifications	September 13th 2002.
C-4	Grading Plan	September 13th 2002.
C-5	Grading Plan	September 13th 2002.
C-6	Grading Plan	September 13th 2002.
C-7	Grading Plan	September 13th 2002.
C-8	Storm Drain	September 13th 2002.
C-9	Storm Drain	September 13th 2002.
C-10	Offsite Improvements	September 13th 2002.
C-11	Water & Sewer Profiles	September 13th 2002.
C-12	Water & Sewer Profiles	September 13th 2002.
C-13	Water & Sewer Profiles	September 13th 2002.
C-14	Water & Sewer Profiles	September 13th 2002.
C-15	Site Work Details	September 13th 2002.
C-16	Site Work Details	September 13th 2002.
C-17	Site Work Details	September 13th 2002.
C-18	Retaining Wall Details	September 13th 2002.
C-19	Retaining Wall Details	September 13th 2002.
C-20	Retaining Wall Details	September 13th 2002.
C-21	Retaining Wall Profiles	September 13th 2002.
C-22	Utility Plan Composite	September 13th 2002.
C-23	Utility Plan Composite	September 13th 2002.
C-24	Utility Plan Composite	September 13th 2002.
C-25	Utility Plan Composite	September 13th 2002.
C-26	Electrical/Telephone/Gas Plan	September 13th 2002.
C-27	Erosion Control Plan	September 13th 2002.
C-28	Erosion Control Details	September 13th 2002.
C-29	Site Constraints Map	September 13th 2002.
C-30	Conditions of Approval	September 13th 2002.
C-31	Conditions of Approval	September 13th 2002.
C-32	Conditions of Approval	September 13th 2002.
	Plumbing (Ove Arup & Partners)	Original Issue
P0.1	Plumbing Legend, Symbols and Schedule	August 5th 2002
P0.2	Plumbing Legend, Symbols and Schedule	August 5th 2002

3

P1.1	Plumbing Site Plan	August 5th 2002
P2.1	Plumbing Basement Plan	August 5th 2002
P2.1U	Plumbing Basement Plan Underground	August 5th 2002
P2.2	Plumbing Basement Plan Enlargement B	August 5th 2002
P2.2U	Plumbing Basement Plan Enlargement B Underground	August 5th 2002
P2.3	Plumbing Basement Plan Enlargement C	August 5th 2002
P2.3U	Plumbing Basement Plan Enlargement C Underground	August 5th 2002
P2.4	Plumbing Main Level Plan	August 5th 2002
P2.5	Plumbing Main Floor Plan Enlargement A	August 5th 2002
P2.5U	Plumbing Partial Main Floor Plan Enlargement A, D & E Underground	August 5th 2002
P2.6	Plumbing Main Floor Plan Enlargement B	August 5th 2002
P2.7	Plumbing Main Floor Plan Enlargement C	August 5th 2002
P2.8	Plumbing Main Floor Plan Enlargement D	August 5th 2002
P2.9	Plumbing Main Floor Plan Enlargement E	August 5th 2002
P2.11	Plumbing Roof Plan	August 5th 2002
P2.12	Plumbing Roof Plan Enlargement A	August 5th 2002
P2.13	Plumbing Roof Plan Enlargement B	August 5th 2002
P2.14	Plumbing Roof Plan Enlargement C	August 5th 2002
P2.15	Plumbing Roof Plan Enlargement D	August 5th 2002
P2.16	Plumbing Roof Plan Enlargement E	August 5th 2002
P3.1	Plumbing Details	August 5th 2002
P3.2	Plumbing Details	August 5th 2002
P4.1	Plumbing Riser Diagram	August 5th 2002
P4.2	Plumbing Waste and Vent Riser Diagram	August 5th 2002
	Mechanical (Ove Arup & Partners)	Original Issue
M0.01	Mechanical Legend and Symbols	September 13th 2002
M0.02	Mechanical Schedule	August 5th 2002
M0.1A	Mechanical Title 24 Compliance	August 5th 2002
M0.1B	Mechanical Title 24 Compliance	August 5th 2002
M0.1C	Mechanical Title 24 Compliance	August 5th 2002
M0.2	Mechanical Schedules	August 5th 2002
M0.3	Mechanical Schedules	August 5th 2002
M0.4	Mechanical Schedules	August 5th 2002
M0.5	Mechanical Schedules	August 5th 2002
M2.1	Mechanical Basement Plan	August 5th 2002
M2.2	Mechanical Basement Plan Enlargement B	August 5th 2002
M2.2U	Mechanical Basement Plan Enlargement B Underground	August 5th 2002
M2.3	Plumbing Basement Plan Enlargement C	August 5th 2002
M2.4	Mechanical Main Level Plan	August 5th 2002
M2.5	Mechanical Floor Plan Enlargement A	August 5th 2002
M2.6	Mechanical Floor Plan Enlargement B	August 5th 2002
M2.7	Mechanical Floor Plan Enlargement C	August 5th 2002
M2.8	Mechanical Floor Plan Enlargement D	August 5th 2002
M2.9	Mechanical Floor Plan Enlargement E	August 5th 2002

4

M2.11	Mechanical Roof Plan	August 5th 2002
M2.12	Mechanical Services Roof Plan Enlargement A	September 13th 2002
M2.13	Mechanical Services Roof Plan Enlargement A	September 13th 2002
M2.14	Mechanical Services Roof Plan Enlargement A	September 13th 2002
M2.15	Mechanical Services Roof Plan Enlargement A	September 13th 2002
M2.16	Mechanical Services Roof Plan Enlargement A	September 13th 2002
M4.1	Mechanical Services Sections	August 5th 2002
M5.2	Mechanical Services Hot Water Diagram	August 5th 2002
M6.1	Mechanical Typical Details	August 5th 2002
M6.2	Mechanical Typical Details	August 5th 2002
M6.3	Mechanical Typical Details	August 5th 2002
M7.1	Mechanical Controls	August 5th 2002
M7.2	Mechanical Controls	August 5th 2002
M7.3	Mechanical Controls	August 5th 2002
	Electrical (Ove Arup & Partners)	Original Issue
E0.1	Electrical Legend, Symbols, Notes and Abbreviations	September 13th 2002.
E0.2	Electrical Lighting Fixture Schedule and Notes	September 13th 2002.
E1.1	Electrical Site Plan—Power	September 13th 2002.
E1.2	Electrical Site Plan—Lighting	September 13th 2002.
E3.1	Electrical Single Line Diagram	September 13th 2002.
E3.2	Electrical Lighting Control Systems	September 13th 2002.
E3.3	Electrical Feedres, Transformers, Schedules and Elevations	September 13th 2002.
E4.1	Electrical Fire Alarm Systems	September 13th 2002.
E4.2	Electrical Panel Schedule	September 13th 2002.
E4.3	Electrical Panel Schedule	September 13th 2002.
E4.4	Electrical Panel Schedule	September 13th 2002.
E5.1	Electrical Basement Plan	September 13th 2002.
E5.2	Electrical Basement Power Plan Enlargement B	September 13th 2002.
E5.3	Electrical Basement Power Plan Enlargement C	September 13th 2002.
E5.4	Electrical Main Level Plan	September 13th 2002.
E5.5	Electrical Floor Plan Enlargement A	September 13th 2002.
E5.6	Electrical Floor Plan Enlargement B	September 13th 2002.
E5.7	Electrical Floor Plan Enlargement C	September 13th 2002.
E5.8	Electrical Floor Plan Enlargement D	September 13th 2002.
E5.9	Electrical Floor Plan Enlargement E	September 13th 2002.
E5.11	Electrical Roof Power Plan	September 13th 2002.
E5.12	Electrical Roof Power Plan Enlargement A	September 13th 2002.
E5.13	Electrical Roof Power Plan Enlargement B	September 13th 2002.
E4.14	Electrical Roof Power Plan Enlargement C	September 13th 2002.
E5.15	Electrical Roof Power Plan Enlargement D	September 13th 2002.
E5.16	Electrical Roof Power Plan Enlargement E	September 13th 2002.
E6.1	Electrical Basement Lighting Plan	September 13th 2002.
E6.2	Electrical Basement Lighting Plan Enlargement B	September 13th 2002.
E6.3	Electrical Basement Lighting Plan Enlargement C	September 13th 2002.
E6.4	Electrical Main Level Lighting Plan	September 13th 2002.

5

E6.5	Electrical Main Level Lighting Plan Enlargement A	September 13th 2002.
E6.6	Electrical Main Level Lighting Plan Enlargement B	September 13th 2002.
E6.7	Electrical Main Level Lighting Plan Enlargement C	September 13th 2002.
E6.8	Electrical Main Level Lighting Plan Enlargement D	September 13th 2002.
E6.9	Electrical Main Level Lighting Plan Enlargement E	September 13th 2002.
E7.1	Electrical Details	September 13th 2002.
E7.2	Electrical Details	September 13th 2002.
E7.3	Electrical Details	September 13th 2002.
	Landscaping and Irrigation (Arcadia Studios)	Original Issue
T-1	Tree Protection Plan	June 19th 2002
LC-0.1	Trail & Fence Layout Plan	October 1st 2002.
LC-0.2	Overall Layout Plan	October 1st 2002.
LC-1	Layout Plan	October 1st 2002.
LC-5	Layout Plan	October 1st 2002.
LC-6	Layout Plan	October 1st 2002.
LC-7	Construction Details	October 1st 2002.
LC-8	Construction Details	October 1st 2002.
LI-1	Irrigation Plan	October 1st 2002.
LI-2	Irrigation Plan	October 1st 2002.
LI-3 & 4	Irrigation Plan	October 1st 2002.
LI-5	Irrigation Plan	October 1st 2002.
LI-6	Irrigation Plan	October 1st 2002.
LI-7	Irrigation Details	October 1st 2002.
LP-1	Planting Plan	October 1st 2002.
LP-2	Planting Plan	October 1st 2002.
LP-3	Planting Plan	October 1st 2002.
LP-4	Planting Plan	October 1st 2002.
LP-5	Planting Plan	October 1st 2002.
LP-6	Planting Plan	October 1st 2002.
LP-7	Planting Details	October 1st 2002.
LP-8	Planting Notes and List	October 1st 2002.
LL-1	Low Voltage Lighting Plan	October 1st 2002.
Other Documents
Pacific Materials Laboratorys (Geotechnical Reports)		Date
File #96- 4762-2		October 23, 1996
File #98- 4762-2		July 23, 1998
File #98- 4762-2		October 5, 1998
File #02- 4762-2		February 1, 2002
Lenvik & Minor Architects
Specifications to Project		October 8th 2002

6

Exhibit "B"
Qualifications and Exclusions
October 28th 2002

General Qualifications and Exclusions

Plancheck & Permit Fees (Except Fire Sprinklers.)
Contractor's payment & performance bond (Sub Bonds Only)
Testing and Special Inspection fees
Soil investigations, reports, testing and compaction fees
Builders risk insurance, including seismic, flood, related losses
City or utility company's assessments or fees
Extended general conditions costs beyond Sixteen (16) months of construction
Plan Check Corrections if required to documents noted under Exhibit "A"
Work to be completed during Normal Business Hours, Weekends, and Overtime not included
All Owner FF&E Work & Window Treatments
Weather Related Delays and extended General Conditions due to delays
Line item Guaranteed Maximum amounts.
All Exclusions and Qualifications as noted under Authorizations to Award
General Qualifications and Exclusions as noted under Subcontractor Proposals
Site Work Qualifications and Exclusions
Erosion control conditions due to delay in Phase II Permit
Exterior Fountains ($10,000 Allowance for Rough Plumbing Only)
6' Foot Security Fence & Landscaping around Perimeter shown on LC-0.1 Plan
Site Furniture, Benches, Trash Receptacles ect... per Sheet LC-0.2
GMP Includes Alternate Plant Sizing per Arcadia Qualification dated 10/4/02
Deletion of North Parking Lot Sheet C-7 Inc. & Lite Standards
Offsite Fire Service Upgrade
Export of Rock, & Footing Spoils. All Materials to be balanced on site
Shell and Core Finishes Qualifications and Exclusions
All Roof Edge Metal, Riglets, and Counterflashing to be Galvanized except where copper is needed
Controlled Access Hardware, Card Readers, and Software
GMP Includes Modified Tremco Roof System subject to Lenvik and Minor Approval
Interior Walls to be framed with 3-5/8" Metal Studs x 20 Gauge Material
Assumes Kalwell Canopy Panels per SK57 & SK58 Drawings
Exterior Walls to be framed with 3-5/8" Metal Studs x 18 Gauge Material at Soffits and Parphet Walls
Engineering for Clip System Detail 12/S1.31 is Included all other Structural Engineering is Excluded
Standard Finish for Aluminum Frames Only. Special Powder Coating is Excluded
All kitchen, or Restaurant furniture, equipment or appliances
Owner Signing (Code Compliant Signage Only)
Shell and Core MEP Qualifications and Exclusions
Fire Protection System to existing Building
GMP Includes Alternate DDC System for Specified Johnson Controls
Bid Clarification RFI #52,70,76,65 and Aurp Clarification dated 10/22/02 Included
Estimate Includes Lenvik and Minor Construction Change Directives 1 through 6
Owner Security and Data Systems
All Data Center Voice/Cabling Equipment and Communications
Generator Fuel except for Testing
Furnishing and Installing of all Data, Telephone, and TV Wiring
FF&E Hook-up of Owner Furniture and Equipment
Bid Clarification RFI#65 Included

Exhibit "C"

Construction Permits and Easements
October 28th 2002

PERMIT TYPE	PERMIT NUMBER	DATE ISSUED	SCOPE OF PERMIT
Demolition	02CNP-00000-00265	19-Feb-02	Demolition of 8,000 SF existing building.
Grading	02GRD-00000-00023	28-Mar-02	Grading and drainage work of approximately 28 acres.
Road Encroachment	33916	12-Aug-02	Closure of Ortega Hill Rd./Storm Drain installation.
Foundation	02BOP-00000-01232	21-Aug-02	New foundation only. Approximately 20,000 SF.
Temp. Power	02ELE-00000-00136	29-Aug-02	Installation of single line, underground temporary power.
Road Encroachment	033916A	17-Oct-02	Addendum to permit #33916 (Road Encroachment).
Grading	02GRD-00000-00164	18-Oct-02	Grading 27,570 CY with retaining wall of 3100 SF.

Exhibit "D"

Allowances with GMP
October 28th 2002

Architectural Concrete and Stone
Site Sandstone Walls, Sidewalks, Bollards	125,000
Backfill of Planters and Site Walls	50,000
Bolder Retaining Walls	95,000
Rubble Walls at Entry	125,000
Irrigation and Planting (Allowance)
Irrigation and Landscaping (includes Arcadia Alternates dated 10/4/02)	575,823
Natural Earth Trail per Drawing LC 0.1 (Allowance)	10,000
Structural Steel & Misc Metals
Misc Metal Allowance	85,000
Ornamental Metal
Architectural Joint Systems	10,000
Stainless Steel Railing Systems	162,450
Thermal and Moisture Protection
Building Insulation	19,000
Alternate Tremco Roofing System	525,213
Doors, Frames & Hardware
Doors, Frames and Hardware	95,000
Special Hardware for Storefront System	75,000
Tile and Marble
Solid Surfacing Countertops	12,000
Bathroom Tile & Marble	86,800
Misc Specialties
Lockers	10,000
HVAC Equipment
Alternate DDC Control Systems	80,000
Electrical Systems Power
Emergency Generator	92,000
TENANT IMPROVEMENT ALLOWANCE
Stone Flooring	127,850
Carpentry	221,570
Insulation	15,675
Doors and Glazing	445,775
Finishes	1,161,155
Specialities	89,945
Mechanical	758,620
Electrical	1,015,000
Total Allowances	$6,068,876

ACE ID	Description	Early Start		Early Finish
Pre-Construction
Entitlements and Public Review
425	Issue Foundation Permit	07/26/02	A
185	Phase II Civil Package Approved	09/06/02	A
195	Phase II Grading—21 Day Appeal	09/06/02	A	11/07/02	A
435	Submit All Building and Landscape Plans	09/30/02	A	11/14/02
285	Issue CDP#2 Grading and Utilitys	10/26/02
445	Final CDP Building Plans—21 Day Appeal	11/15/02		12/05/02
465	Issue Final CDP Building and Landscaping	12/06/02
Construction
Bid Package #A—Demo, Utilitys and Grading
300	MOBILIZATION	07/15/02	A
301	Barricades and protection	07/15/02	A	07/26/02	A
302	Utility Cap for Demolition	07/22/02	A	07/26/02	A
305	Official Notice to Proceed from Owner	07/30/02	A
312	Demolition of Existing West Wing	07/30/02	A	08/06/02	A
344	Phase I Excavation and Recompaction	08/09/02	A	11/13/02
337	Overexcavation and Recompaction Building Pads	08/23/92	A	10/31/02	A
339	Mass Excavation for Basement	09/02/02	A	11/12/02	A
335	New Dry Utilitys to Existing Building	09/11/02	A	11/21/02
342	New Sewer and Storm Drain Phase I	10/25/02	A	11/18/02
700	Phase II Grading and Detention Basin	10/25/02	*	11/28/02
701	Water Service to Existing Building	10/25/02	*	11/21/02
703	Temporary Access Road for QAD Employees	10/25/02	*	10/31/02
705	Off Site Sewer Installation	10/25/02	*	10/31/02
709	Water Sewer and Storm Phase II	10/25/02	*	12/05/02
Bid Package #B—Building Shell and Core
353	Structural Excavation	10/25/02	A	11/11/02
354	Grade Beams, Footings and Column Pads	11/05/02		12/02/02
355	Floor Slab and Perimeter Concrete	11/26/02		12/03/02
356	Walls at Basement	12/03/02		12/18/02
362	Structural Steel Erection at Basement	12/06/02		12/16/02
358	Backfill for Basement Walls	12/17/02		12/23/02
361	Structural Concrete Main Floor	12/24/02		02/17/03
365	Structural Steel and Metal Decking Main Floor	01/28/03		02/17/03
371	Exterior Metal Stud Framing	02/18/03		03/10/03
393	Roof Parapet & Screen Walls	03/11/03		03/17/03
378	Entry/Visitor Center Framing	03/18/03		03/24/03
379	Exterior Curtain Wall System	03/18/03		04/21/03
394	Equipment and Mechanical Pads	03/18/03		03/24/03
422	Install Elevator Equipment	03/18/03		03/24/03
431	Main Distribution System	03/18/03		04/14/03
380	Upper and Lower Terrace Framing	03/25/03		04/10/03
386	Exterior Stone Veneer	03/25/03		04/02/03
391	Rigid Roof Insulation	03/25/03		03/31/03
423	Install Elevator Cab and Interiors	03/25/03		04/07/03
406	Roof Skylights	04/01/03		04/07/03
420	CONVEYING SYSTEMS COMPLETE			04/07/03
387	Miscellaneous Metals	04/11/03		04/24/03

1A

395	Waterproofing Decks	04/11/03	04/16/03
430	ELECTRICAL DISTRIBUTION COMPLETE		04/14/03
407	Oramental Metals and Railings	04/17/03	04/28/03
408	SheetMetal	04/22/03	05/05/03
385	Exterior Lath and Plaster	04/25/03	05/01/03
405	SUPPORT ITEMS COMPLETE		05/05/03
392	Roof and Roof Materials	05/06/03	05/19/03
390	HORIZONTAL ENCLOSURE COMPLETE		05/19/03
381	Exterior Doors and Windows	05/20/03	05/29/03
382	Exterior Storefront Systems	05/20/03	06/02/03
384	Exterior Coatings and Painting	05/20/03	06/02/03
410	Caulking and sealants	05/20/03	05/28/03
375	VERTICAL ENCLOSURE COMPLETE		06/02/03
450	BUILDING SHELL COMPLETE		06/02/03
Site Improvements
708	New Sidewalks & Hardscape	07/01/03	07/16/03
713	Site Specifities	07/17/03	07/30/03
704	Construction of Site Kiosk	07/29/03	08/18/03
706	Site Lighting	07/29/03	08/11/03
710	Benches and Bike Lockers	06/14/03	08/22/03
711	Site Fencing and Gates	08/14/03	08/20/03
712	New Trash Enclosure	08/14/03	08/29/03
707	Landscaping and Irrigation	08/25/03	10/17/03
714	SITEWORK COMPLETE	10/21/03	11/04/03
Tenant Improvements West Wing
631	Fire Service and Backflow	04/11/03	04/17/03
662	Set Equipment	04/11/03	04/15/03
663	Piping Distribution	04/16/03	04/22/03
632	Fire Risers and Distribution	04/18/03	05/08/03
665	Fan Coil Units	04/23/03	05/06/03
501	Framing for Basement and Employee Services	04/25/03	05/08/03
502	Framing for Visitor & Reception Area	05/06/03	05/26/03
664	Control systems	05/07/03	05/13/03
668	Ductwork Distribution	05/07/03	05/27/03
503	Framing for Office and Centeral Support Services	05/15/03	06/04/03
646	Plumbing Service and Distribution	05/22/03	05/30/03
678	Secondary Distribution	05/22/03	06/04/03
648	Plumbing for Employee Services	06/02/03	06/08/03
679	Rough Electrical for Vistor & Reception Area	06/02/03	06/13/03
680	Rough Electrical for Employees Services	06/02/03	06/13/03
681	Rough Electrical for Offices	06/02/03	06/27/03
500	LIGHT-GAUGE FRAMING COMPLETE		06/04/03
549	Insulation for Employees Services & Cafeteria	06/16/03	06/20/03
548	Insulation for Visitor & Reception Area	06/19/03	06/25/03
550	Insulation for Office and Centeral Support	06/24/03	06/30/03
545	INSULATION COMPLETE		06/30/03
513	Drywall for Employees Services & Cafeteria	07/01/03	07/21/03
512	Drywall for Visitor & Reception Area	07/15/03	08/04/03
514	Drywall for Office and Centeral Support Services	07/22/03	08/11/03

2A

521	Stair Railings	07/25/03	08/07/03
522	Balcony Railings at Terrace	08/06/03	08/15/03
510	DRYWALL COMPLETE		08/11/03
568	Glazing for Employee Services	08/12/03	08/18/03
588	Drywall Ceilings at Employee Services	08/12/03	08/27/03
567	Glazing for Visitor Center	08/15/03	08/21/03
520	ORNAMENTAL IRON COMPLETE		08/15/03
587	Drywall Ceilings at Visitor Center	08/19/03	08/28/03
566	Glazing for Offices & Centeral Support	08/20/03	08/26/03
585	GLASS AND GLAZING COMPLETE		08/26/03
586	Acoustical Ceilings at Offices	08/29/03	09/11/03
592	Painting for Employees Services & Cafeteria	08/29/03	09/04/03
612	Loading Dock Equipment	08/29/03	09/02/03
593	Painting for Visitor & Reception Area	09/05/03	09/11/03
601	Toilet and Bathroom Accessories	09/05/03	09/11/03
611	Cafeteria Food Service Equipment	09/05/03	09/11/03
649	Set Fixtures and Trim at Bathrooms	09/05/03	09/15/03
585	HORIZONTAL SURFACES COMPLETE		09/11/03
594	Painting for Office and Central Support Services	09/12/03	09/23/03
623	Cafteria Furniture	09/12/03	09/16/03
635	Final adjustment and Trim for Fire Sprinklers	09/12/03	09/18/03
645	PLUMBING COMPLETE		09/15/03
538	Millwork at Employee Cafeteria	09/17/03	09/25/03
630	FIREPROTECTION COMPLETE		09/18/03
590	PAINTING COMPLETE		09/23/03
538	Cutom Casework at Visitor Center	09/24/03	10/03/03
602	Office Signage and Directories	09/24/03	09/26/03
605	Chalkboards and Tackboards	09/24/03	10/02/03
614	Audio Visual Equipment	09/24/03	09/25/03
667	Grills and louvers	09/24/03	09/30/03
683	Alarm systems	09/24/03	10/03/03
684	Telephone Systems	09/24/03	10/03/03
613	Projection Screens	09/26/03	09/30/03
610	EQUIPMENT COMPLETE		09/30/03
528	Miscellaneous Finish Carpentry	10/01/03	10/07/03
537	Millwork at Office and Centeral Support services	10/01/03	10/07/03
868	Air Balance	10/01/03	10/07/03
682	Set Fixtures and Trim	10/06/03	10/10/03
535	MILLWORK COMPLETE		10/07/03
660	HVAC COMPLETE		10/07/03
527	Finish Trim at Doors and Windows	10/08/03	10/17/03
556	Doors and Hardware for Employee Services	10/08/03	10/14/03
577	Ceramic Tile at Employee Services and Cafeteria	10/08/03	10/16/03
675	ELECTRICAL COMPLETE		10/10/03
576	Tile and Stone Work at Visitor Center	10/13/03	10/21/03
557	Doors and Hardware for Visitor & Reception Area	10/15/03	10/17/03
578	Carpeting and Resillent for Offices	10/16/03	10/27/03
603	Demountable Partitions	10/16/03	10/22/03
525	FINISH CARPENTRY COMPLETE		10/17/03

3A

559	Doors and hardware for Offices & Central Support	10/20/03	10/22/03
555	DOORS AND HARDWARE COMPLETE		10/22/03
600	SPECIALTIES COMPLETE		10/22/03
621	Window Treatment	10/23/03	10/31/03
622	Office Furniture	10/23/03	10/27/03
575	FLOOR COVERINGS		10/27/03
620	FURNISHINGS COMPLETE		10/31/03
696	SUBSTANTIAL COMPLETION		10/31/03
Tenant Improvements—East Wing
800	Framing for Employees Services	05/29/03	06/18/03
804	Framing for Offices	06/19/03	07/16/03
806	Plumbing for Cafeteria	06/19/03	07/02/03
820	Fire Service and Backflow	06/19/03	06/25/03
822	Set Equipment	06/19/03	06/23/03
824	Piping Distribution	06/24/03	06/30/03
808	Plumbing Service and Distribution	06/26/03	07/04/03
811	Secondary Distribution	06/26/03	07/04/03
828	Fire Risers and Distribution	06/26/03	07/16/03
832	Fan Coil Units	07/01/03	07/14/03
812	Plumbing for Employee Services	07/07/03	07/11/03
814	Rough Electrical for Visitor & Reception Area	07/07/03	07/18/03
816	Rough Electrical for Employees Services	07/07/03	07/18/03
816	Rough Electrical for Offices	07/07/03	08/08/03
842	Control systems	07/15/03	07/21/03
844	Ductwork Distribution	07/15/03	08/04/03
826	LIGHT-GAUGE FRAMING COMPLETE		07/16/03
830	Insulation for Employees Services & Cafeteria	07/21/03	07/25/03
834	Insulation for Visitor & Reception Area	07/24/03	07/30/03
836	Insulation for Office and Centeral Support	07/29/03	08/04/03
838	INSULATION COMPLETE		08/04/03
840	Drywall for Employees Services & Cafeteria	08/05/03	08/25/03
846	Drywall for Visitor & Reception Area	08/19/03	09/01/03
848	Drywall for Office and Centeral Support Services	08/26/03	09/15/03
850	Stair Railings	08/29/03	09/11/03
852	Balcony Railings at Terrace	09/12/03	09/19/03
854	DRYWALL COMPLETE		09/15/03
856	Glazing for Employee Services	09/16/03	09/22/03
858	Drywall Ceilings at Employee Services	09/16/03	09/29/03
860	Glazing for Visitor Center	09/19/03	09/25/03
862	ORNAMENTAL IRON COMPLETE		09/19/03
864	Drywall Ceilings at Visitor Center	09/23/03	10/02/03
866	Glazing for Offices & Centeral Support	09/24/03	09/30/03
868	GLASS AND GLAZING COMPLETE		09/30/03
870	Acoustical Ceilings at Offices	10/03/03	10/16/03
872	Painting for Employees Services & Cafeteria	10/03/03	10/09/03
874	Loading Dock Equipment	10/03/03	10/07/03
876	Painting for Visitor & Reception Area	10/10/03	10/16/03
878	Toilet and Bathroom Accessories	10/10/03	10/16/03
880	Cafeteria Food Service Equipment	10/10/03	10/27/03

4A

882	Set Fixtures and Trim at Bathrooms	10/10/03	10/20/03
884	HORIZONTAL SURFACES COMPLETE		10/16/03
886	Painting for Office and Central Support Services	10/17/03	10/28/03
888	Final adjustment and Trim for Fire Sprinklers	10/17/03	10/23/03
890	PLUMBING COMPLETE		10/20/03
892	Millwork at Employee Cafeteria	10/22/03	10/30/03
894	FIREPROTECTION COMPLETE		10/23/03
896	Cafateria Furniture	10/28/03	10/30/03
898	PAINTING COMPLETE		10/28/03
900	Custom Casework at Visitor Center	10/29/03	11/07/03
902	Office Signage and Directories	10/29/03	10/31/03
904	Chalkboards and Tackboards	10/29/03	11/05/03
906	Audio Visual Equipment	10/29/03	10/30/03
908	Grills and louvers	10/29/03	11/04/03
910	Alarm Systems	10/29/03	11/07/03
912	Telephone Systems	10/29/03	11/07/03
914	Projection Screens	10/31/03	11/04/03
916	EQUIPMENT COMPLETE		11/04/03
918	Miscellaneous Finish Carpentry	11/05/03	11/11/03
920	Millwork at Office and Centeral Support services	11/05/03	11/11/03
922	Air Balance	11/05/03	11/11/03
924	Set Fixtures and Trim	11/10/03	11/26/03
926	MILLWORK COMPLETE		11/11/03
928	HVAC COMPLETE		11/11/03
930	Finish Trim at Doors and Windows	11/12/03	11/21/03
932	Doors and Hardware for Employee Services	11/12/03	11/18/03
934	Ceramic Tile at Employee Services and Cafeteria	11/12/03	11/20/03
936	Tile and Stone Work at Visitor Center	11/17/03	11/25/03
940	Carpeting and Resillient for Offices	11/18/03	11/27/03
942	Demountable Partitions	11/18/03	11/24/03
938	Doors and Hardware for Visitor & Reception Area	11/19/03	11/21/03
946	Doors and Hardware for Offices & Central Support	11/21/03	12/03/03
944	FINISH CARPENTRY COMPLETE		11/21/03
948	SPECIALTIES COMPLETE		11/24/03
950	Window Treatment	11/25/03	11/27/03
952	Office Furniture	11/25/03	11/27/03
954	ELECTRICAL COMPLETE		11/25/03
956	FLOOR COVERINGS		11/27/03
960	FURNISHINGS COMPLETE		11/27/03
958	DOORS AND HARDWARE COMPLETE		12/01/03
962	SUBSTANTIAL COMPLETION		12/01/03

5A

Attachment "A"

AIA Document A210-1997
Revised General Conditions of the Contract for Construction

1997 Edition—Electronic Format

AIA Document A201 - 1997

         THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by the Associated General Contractors of America.

[LOGO]

© 1997 AIA®
AIA DOCUMENT A201-1997
GENERAL CONDITIONS OF THE
CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

General Conditions of the Contract for Construction

TABLE OF ARTICLES

  1.
  GENERAL PROVISIONS

  2.
  OWNER

  3.
  CONTRACTOR

  4.
  ADMINISTRATION OF THE CONTRACT

  5.
  SUBCONTRACTORS

  6.
  CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS

  7.
  CHANGES IN THE WORK

  8.
  TIME

  9.
  PAYMENTS AND COMPLETION

  10.
  PROTECTION OF PERSONS AND PROPERTY

  11.
  INSURANCE AND BONDS

  12.
  UNCOVERING AND CORRECTION OF WORK

  13.
  MISCELLANEOUS PROVISIONS

  14.
  TERMINATION OR SUSPENSION OF THE CONTRACT

© Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:  Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below, expiration as noted below. User Document: qad 97a201 revised.aia—9/19/2002. AIA License Number 1103143, which expires on 8/31/2003.

INDEX
Acceptance of Nonconforming Work
9.6.6, 9.9.3, 12.3
Acceptance of Work
9.6.6, 9.8.2, 9.9.3, 9.10.1, 9.10.3, 12.3
Access to Work
3.16, 6.2.1, 12.1
Accident Prevention
4.2.3, 10
Acts and Omissions
3.2, 3.3.2, 3.12.8, 3.18, 4.2.3, 4.3.8, 4.4.1, 8.3.1, 9.5.1, 10.2.5, 13.4.2, 13.7, 14.1
Addenda
1.1.1, 3.11
Additional Costs, Claims for
4.3.4, 4.3.5, 4.3.6, 6.1.1, 10.3
Additional Inspections and Testing
9.8.3, 12.2.1, 13.5
Additional Time, Claims for
4.3.4, 4.3.7, 8.3.2
ADMINISTRATION OF THE CONTRACT
3.1.3, 4, 9.4, 9.5
Advertisement or Invitation to Bid
1.1.1
Aesthetic Effect
4.2.13, 4.5.1
Allowances
3.8
All-risk Insurance
11.4.1.1
Applications for Payment
4.2.5, 7.3.8, 9.2, 9.3, 9.4, 9.5.1, 9.6.3, 9.7.1, 9.8.5, 9.10, 11.1.3, 14.2.4, 14.4.3
Approvals
2.4, 3.1.3, 3.5, 3.10.2, 3.12, 4.2.7, 9.3.2, 13.4.2, 13.5
Arbitration
4.3.3, 4.4, 4.5.1, 4.5.2, 4.6, 8.3.1, 9.7.1, 11.4.9, 11.4.10
Architect
4.1
Architect, Definition of
4.1.1
Architect, Extent of Authority
2.4, 3.12.7, 4.2, 4.3.6, 4.4, 5.2, 6.3, 7.1.2, 7.3.6, 7.4, 9.2, 9.3.1, 9.4, 9.5, 9.8.3, 9.10.1, 9.10.3, 12.1, 12.2.1, 13.5.1, 13.5.2, 14.2.2, 14.2.4
Architect, Limitations of Authority and Responsibility
2.1.1, 3.3.3, 3.12.4, 3.12.8, 3.12.10, 4.1.2, 4.2.1, 4.2.2, 4.2.3, 4.2.6, 4.2.7, 4.2.10, 4.2.12, 4.2.13, 4.4, 5.2.1, 7.4, 9.4.2, 9.6.4, 9.6.6
Architect's Additional Services and Expenses
2.4, 11.4.1.1, 12.2.1, 13.5.2, 13.5.3, 14.2.4
Architect's Administration of the Contract
3.1.3, 4.2, 4.3.4, 4.4, 9.4, 9.5
Architect's Approvals
2.4, 3.1.3, 3.5.1, 3.10.2, 4.2.7

Architect's Authority to Reject Work
3.5.1, 4.2.6, 12.1.2, 12.2.1
Architect's Copyright
1.6
Architect's Decisions
4.2.6, 4.2.7, 4.2.11, 4.2.12, 4.2.13, 4.3.4, 4.4.1, 4.4.5, 4.4.6, 4.5, 6.3, 7.3.6, 7.3.8, 8.1.3, 8.3.1, 9.2, 9.4, 9.5.1, 9.8.4, 9.9.1, 13.5.2, 14.2.2, 14.2.4
Architect's Inspections
4.2.2, 4.2.9, 4.3.4, 9.4.2, 9.8.3, 9.9.2, 9.10.1, 13.5
Architect's Instructions
3.2.3, 3.3.1, 4.2.6, 4.2.7, 4.2.8, 7.4.1, 12.1, 13.5.2
Architect's Interpretations
4.2.11, 4.2.12, 4.3.6
Architect's Project Representative
4.2.10
Architect's Relationship with Contractor
1.1.2, 1.6, 3.1.3, 3.2.1, 3.2.2, 3.2.3, 3.3.1, 3.4.2, 3.5.1, 3.7.3, 3.10, 3.11, 3.12, 3.16, 3.18, 4.1.2, 4.1.3, 4.2, 4.3.4, 4.4.1, 4.4.7, 5.2, 6.2.2, 7, 8.3.1, 9.2, 9.3, 9.4, 9.5, 9.7, 9.8, 9.9, 10.2.6, 10.3, 11.3, 11.4.7, 12, 13.4.2, 13.5
Architect's Relationship with Subcontractors
1.1.2, 4.2.3, 4.2.4, 4.2.6, 9.6.3, 9.6.4, 11.4.7
Architect's Representations
9.4.2, 9.5.1, 9.10.1
Architect's Site Visits
4.2.2, 4.2.5, 4.2.9, 4.3.4, 9.4.2, 9.5.1, 9.9.2, 9.10.1, 13.5
Asbestos
10.3.1
Attorneys' Fees
3.18.1, 9.10.2, 10.3.3
Award of Separate Contracts
6.1.1, 6.1.2
Award of Subcontracts and Other Contracts for Portions of the Work
5.2
Basic Definitions
1.1
Bidding Requirements
1.1.1, 1.1.7, 5.2.1, 11.5.1
Boiler and Machinery Insurance
11.4.2
Bonds, Lien
9.10.2
Bonds, Performance, and Payment
7.3.6.4, 9.6.7, 9.10.3, 11.4.9, 11.5
Building Permit
3.7.1
Capitalization
1.3
Certificate of Substantial Completion
9.8.3, 9.8.4, 9.8.5
Certificates for Payment
4.2.5, 4.2.9, 9.3.3, 9.4, 9.5, 9.6.1, 9.6.6, 9.7.1, 9.10.1, 9.10.3, 13.7, 14.1.1.3, 14.2.4

Certificates of Inspection, Testing or Approval
13.5.4
Certificates of Insurance
9.10.2, 11.1.3
Change Orders
1.1.1, 2.4.1, 3.4.2, 3.8.2.3, 3.11.1, 3.12.8, 4.2.8, 4.3.4, 4.3.9, 5.2.3, 7.1, 7.2, 7.3, 8.3.1, 9.3.1.1, 9.10.3, 11.4.1.2, 11.4.4, 11.4.9, 12.1.2
Change Orders, Definition of
7.2.1
CHANGES IN THE WORK
3.11, 4.2.8, 7, 8.3.1, 9.3.1.1, 11.4.9
Claim, Definition of
4.3.1
Claims and Disputes
3.2.3, 4.3, 4.4, 4.5, 4.6, 6.1.1, 6.3, 7.3.8, 9.3.3, 9.10.4, 10.3.3
Claims and Timely Assertion of Claims
4.6.5
Claims for Additional Cost
3.2.3, 4.3.4, 4.3.5, 4.3.6, 6.1.1, 7.3.8, 10.3.2
Claims for Additional Time
3.2.3, 4.3.4, 4.3.7, 6.1.1, 8.3.2, 10.3.2
Claims for Concealed or Unknown Conditions
4.3.4
Claims for Damages
3.2.3, 3.18, 4.3.10, 6.1.1, 8.3.3, 9.5.1, 9.6.7, 10.3.3, 11.1.1, 11.4.5, 11.4.7, 14.1.3, 14.2.4
Claims Subject to Arbitration
4.4.1, 4.5.1, 4.6.1
Cleaning Up
3.15, 6.3
Commencement of Statutory Limitation Period
13.7
Commencement of the Work, Conditions Relating to
2.2.1, 3.2.1, 3.4.1, 3.7.1, 3.10.1, 3.12.6, 4.3.5, 5.2.1, 5.2.3, 6.2.2, 8.1.2, 8.2.2, 8.3.1, 11.1, 11.4.1, 11.4.6, 11.5.1
Commencement of the Work, Definition of
8.1.2
Communications Facilitating Contract Administration
3.9.1, 4.2.4
Completion, Conditions Relating to
1.6.1, 3.4.1, 3.11, 3.15, 4.2.2, 4.2.9, 8.2, 9.4.2, 9.8, 9.9.1, 9.10, 12.2, 13.7, 14.1.2
COMPLETION, PAYMENTS AND
9
Completion, Substantial
4.2.9, 8.1.1, 8.1.3, 8.2.3, 9.4.2, 9.8, 9.9.1, 9.10.3, 9.10.4.2, 12.2, 13.7
Compliance with Laws
1.6.1, 3.2.2, 3.6, 3.7, 3.12.10, 3.13, 4.1.1, 4.4.8, 4.6.4, 4.6.6, 9.6.4, 10.2.2, 11.1, 11.4, 13.1, 13.4, 13.5.1, 13.5.2, 13.6, 14.1.1, 14.2.1.3
Concealed or Unknown Conditions
4.3.4, 8.3.1, 10.3
Conditions of the Contract
1.1.1, 1.1.7, 6.1.1, 6.1.4

Consent, Written
1.6, 3.4.2, 3.12.8, 3.14.2, 4.1.2, 4.3.4, 4.6.4, 9.3.2., 9.8.5, 9.9.1, 9.10.2, 9.10.3, 11.4.1, 13.2, 13.4.2
CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS
1.1.4, 6
Construction Change Directive, Definition of
7.3.1
Construction Change Directives
1.1.1, 3.12.8, 4.2.8, 4.3.9, 7.1, 7.3, 9.3.1.1
Construction Schedules, Contractor's
1.4.1.2, 3.10, 3.12.1, 3.12.2, 4.3.7.2, 6.1.3
Contingent Assignment of Subcontracts
5.4, 14.2.2.2
Continuing Contract Performance
4.3.3
Contract, Definition of
1.1.2
CONTRACT, TERMINATION OR SUSPENSION OF THE
5.4.1.1, 11.4.9, 14
Contract Administration
3.1.3, 4, 9.4, 9.5
Contract Award and Execution, Conditions Relating to
3.7.1, 3.10, 5.2, 6.1, 11.1.3, 11.4.6, 11.5.1
Contract Documents, The
1.1, 1.2
Contract Documents, Copies Furnished and Use of
1.6, 2.2.5, 5.3
Contract Documents, Definition of
1.1.1
Contract Sum
3.8, 4.3.4, 4.3.5, 4.4.5, 5.2.3, 7.2, 7.3, 7.4, 9.1, 9.4.2, 9.5.1.4, 9.6.7, 9.7, 10.3.2, 11.4.1, 14.2.4, 14.3.2
Contract Sum, Definition of
9.1
Contract Time
4.3.4, 4.3.7, 4.4.5, 5.2.3, 7.2.1.3, 7.3, 7.4, 8.1.1, 8.2, 8.3.1, 9.5.1, 9.7, 10.3.2, 12.1.1, 14.3.2
Contract Time, Definition of
8.1.1
CONTRACTOR
3
Contractor, Definition of
3.1, 6.1.2
Contractor's Construction Schedules
1.4.1.2, 3.10, 3.12.1, 3.12.2, 4.3.7.2, 6.1.3
Contractor's Employees
3.3.2, 3.4.3, 3.8.1, 3.9, 3.18.2, 4.2.3, 4.2.6, 10.2, 10.3, 11.1.1, 11.4.7, 14.1, 14.2.1.1,
Contractor's Liability Insurance
11.1
Contractor's Relationship with Separate Contractors and Owner's Forces
3.12.5, 3.14.2, 4.2.4, 6, 11.4.7, 12.1.2, 12.2.4
Contractor's Relationship with Subcontractors
1.2.2, 3.3.2, 3.18.1, 3.18.2, 5, 9.6.2, 9.6.7, 9.10.2, 11.4.1.2, 11.4.7, 11.4.8

Contractor's Relationship with the Architect
1.1.2, 1.6, 3.1.3, 3.2.1, 3.2.2, 3.2.3, 3.3.1, 3.4.2, 3.5.1, 3.7.3, 3.10, 3.11, 3.12, 3.16, 3.18, 4.1.2, 4.1.3, 4.2, 4.3.4, 4.4.1, 4.4.7, 5.2, 6.2.2, 7, 8.3.1, 9.2, 9.3, 9.4, 9.5, 9.7, 9.8, 9.9, 10.2.6, 10.3, 11.3, 11.4.7, 12, 13.4.2, 13.5
Contractor's Representations
1.5.2, 3.5.1, 3.12.6, 6.2.2, 8.2.1, 9.3.3, 9.8.2
Contractor's Responsibility for Those Performing the Work
3.3.2, 3.18, 4.2.3, 4.3.8, 5.3.1, 6.1.3, 6.2, 6.3, 9.5.1, 10
Contractor's Review of Contract Documents
1.5.2, 3.2, 3.7.3
Contractor's Right to Stop the Work
9.7
Contractor's Right to Terminate the Contract
4.3.10, 14.1
Contractor's Submittals
3.10, 3.11, 3.12, 4.2.7, 5.2.1, 5.2.3, 7.3.6, 9.2, 9.3, 9.8.2, 9.8.3, 9.9.1, 9.10.2, 9.10.3, 11.1.3, 11.5.2
Contractor's Superintendent
3.9, 10.2.6
Contractor's Supervision and Construction Procedures
1.2.2, 3.3, 3.4, 3.12.10, 4.2.2, 4.2.7, 4.3.3, 6.1.3, 6.2.4, 7.1.3, 7.3.4, 7.3.6, 8.2, 10, 12, 14
Contractual Liability Insurance
11.1.1.8, 11.2, 11.3
Coordination and Correlation
1.2, 1.5.2, 3.3.1, 3.10, 3.12.6, 6.1.3, 6.2.1
Copies Furnished of Drawings and Specifications
1.6, 2.2.5, 3.11
Copyrights
1.6, 3.17
Correction of Work
2.3, 2.4, 3.7.4, 4.2.1, 9.4.2, 9.8.2, 9.8.3, 9.9.1, 12.1.2, 12.2, 13.7.1.3
Correlation and Intent of the Contract Documents
1.2
Cost, Definition of
7.3.6
Costs
2.4, 3.2.3, 3.7.4, 3.8.2, 3.15.2, 4.3, 5.4.2, 6.1.1, 6.2.3, 7.3.3.3, 7.3.6, 7.3.7, 7.3.8, 9.10.2, 10.3.2, 10.5, 11.3, 11.4, 12.1, 12.2.1, 12.2.4, 13.5, 14
Cutting and Patching
6.2.5, 3.14
Damage to Construction of Owner or Separate Contractors
3.14.2, 6.2.4, 9.2.1.5, 10.2.1.2, 10.2.5, 10.6, 11.1, 11.4, 12.2.4
Damage to the Work
3.14.2, 9.9.1, 10.2.1.2, 10.2.5, 10.6, 11.4, 12.2.4
Damages, Claims for
3.2.3, 3.18, 4.3.10, 6.1.1, 8.3.3, 9.5.1, 9.6.7, 10.3.3, 11.1.1, 11.4.5, 11.4.7, 14.1.3, 14.2.4
Damages for Delay
6.1.1, 8.3.3, 9.5.1.6, 9.7, 10.3.2
Date of Commencement of the Work, Definition of
8.1.2
Date of Substantial Completion, Definition of
8.1.3

Day, Definition of
8.1.4
Decisions of the Architect
4.2.6, 4.2.7, 4.2.11, 4.2.12, 4.2.13, 4.3.4, 4.4.1, 4.4.5, 4.4.6, 4.5, 6.3, 7.3.6, 7.3.8, 8.1.3, 8.3.1, 9.2, 9.4, 9.5.1, 9.8.4, 9.9.1, 13.5.2, 14.2.2, 14.2.4
Decisions to Withhold Certification
9.4.1, 9.5, 9.7, 14.1.1.3
Defective or Nonconforming Work, Acceptance, Rejection and Correction of
2.3, 2.4, 3.5.1, 4.2.6, 6.2.5, 9.5.1, 9.5.2, 9.6.6, 9.8.2, 9.9.3, 9.10.4, 12.2.1, 13.7.1.3
Defective Work Definition of
3.5.1
Definitions
1.1, 2.1.1, 3.1, 3.5.1, 3.12.1, 3.12.2, 3.12.3, 4.1.1, 4.3.1, 5.1, 6.1.2, 7.2.1, 7.3.1, 7.3.6, 8.1, 9.1, 9.8.1
Delays and Extensions of Time
3.2.3, 4.3.1, 4.3.4, 4.3.7, 4.4.5, 5.2.3, 7.2.1, 7.3.1, 7.4.1, 7.5.1, 8.3, 9.5.1, 9.7.1, 10.3.2, 10.6.1, 14.3.2
Disputes
4.1.4, 4.3, 4.4, 4.5, 4.6, 6.3, 7.3.8
Documents and Samples at the Site
3.11
Drawings, Definition of
1.1.5
Drawings and Specifications, Use and Ownership of
1.1.1, 1.3, 2.2.5, 3.11, 5.3
Effective Date of Insurance
8.2.2, 11.1.2
Emergencies
4.3.5, 10.6, 14.1.1.2
Employees, Contractor's
3.3.2, 3.4.3, 3.8.1, 3.9, 3.18.2, 4.2.3, 4.2.6, 10.2, 10.3, 11.1.1, 11.4.7, 14.1, 14.2.1.1
Equipment, Labor, Materials and
1.1.3, 1.1.6, 3.4, 3.5.1, 3.8.2, 3.8.3, 3.12, 3.13, 3.15.1, 4.2.6, 4.2.7, 5.2.1, 6.2.1, 7.3.6, 9.3.2, 9.3.3, 9.5.1.3, 9.10.2, 10.2.1, 10.2.4, 14.2.1.2
Execution and Progress of the Work
1.1.3, 1.2.1, 1.2.2, 2.2.3, 2.2.5, 3.1, 3.3, 3.4, 3.5, 3.7, 3.10, 3.12, 3.14, 4.2.2, 4.2.3, 4.3.3, 6.2.2, 7.1.3, 7.3.4, 8.2, 9.5, 9.9.1, 10.2, 10.3, 12.2, 14.2, 14.3
Extensions of Time
3.2.3, 4.3.1, 4.3.4, 4.3.7, 4.4.5, 5.2.3, 7.2.1, 7.3, 7.4.1, 9.5.1, 9.7.1, 10.3.2, 10.6.1, 14.3.2
Failure of Payment
4.3.6, 9.5.1.3, 9.7, 9.10.2, 14.1.1.3, 14.2.1.2, 13.6
Faulty Work
(See Defective or Nonconforming Work)
Final Completion and Final Payment
4.2.1, 4.2.9, 4.3.2, 9.8.2, 9.10. 11.1.2, 11.1.3, 11.4.1, 11.4.5, 12.3.1, 13.7, 14.2.4, 14.4.3
Financial Arrangements, Owner's
2.2.1, 13.2.2, 14.1.1.5
Fire and Extended Coverage Insurance
11.4

GENERAL PROVISIONS
1
Governing Law
13.1
Guarantees (See Warranty)
Hazardous Materials
10.2.4, 10.3, 10.5
Identification of Contract Documents
1.5.1
Identification of Subcontractors and Suppliers
5.2.1
Indemnification
3.17, 3.18, 9.10.2, 10.3.3, 10.5, 11.4.1.2, 11.4.7
Information and Services Required of the Owner
2.1.2, 2.2, 3.2.1, 3.12.4, 3.12.10, 4.2.7, 4.3.3, 6.1.3, 6.1.4, 6.2.5, 9.3.2, 9.6.1, 9.6.4, 9.9.2, 9.10.3, 10.3.3, 11.2, 11.4, 13.5.1, 13.5.2, 14.1.1.4, 14.1.4
Injury or Damage to Person or Property
4.3.8, 10.2, 10.6
Inspections
3.1.3, 3.3.3, 3.7.1, 4.2.2, 4.2.6, 4.2.9, 9.4.2, 9.8.2, 9.8.3, 9.9.2, 9.10.1, 12.2.1, 13.5
Instructions to Bidders
1.1.1
Instructions to the Contractor
3.2.3, 3.3.1, 3.8.1, 4.2.8, 5.2.1, 7, 12, 8.2.2, 13.5.2
Insurance
3.18.1, 6.1.1, 7.3.6, 8.2.1, 9.3.2, 9.8.4, 9.9.1, 9.10.2, 9.10.5, 11
Insurance, Boiler and Machinery
11.4.2
Insurance, Contractor's Liability
11.1
Insurance, Effective Date of
8.2.2, 11.1.2
Insurance, Loss of Use
11.4.3
Insurance, Owner's Liability
11.2
Insurance, Project Management Protective Liability
11.3
Insurance, Property
10.2.5, 11.4
Insurance, Stored Materials
9.3.2, 11.4.1.4
INSURANCE AND BONDS
11
Insurance Companies, Consent to Partial Occupancy
9.9.1, 11.4.1.5
Insurance Companies, Settlement with
11.4.10
Intent of the Contract Documents
1.2.1, 4.2.7, 4.2.12, 4.2.13, 7.4

Interest
13.6
Interpretation
1.2.3, 1.4, 4.1.1, 4.3.1, 5.1, 6.1.2, 8.1.4
Interpretations, Written
4.2.11, 4.2.12, 4.3.6
Joinder and Consolidation of Claims Required
4.6.4
Judgment on Final Award
4.6.6
Labor and Materials, Equipment
1.1.3, 1.1.6, 3.4, 3.5.1, 3.8.2, 3.8.3, 3.12, 3.13, 3.15.1, 4.2.6, 4.2.7, 5.2.1, 6.2.1, 7.3.6, 9.3.2, 9.3.3, 9.5.1.3, 9.10.2, 10.2.1, 10.2.4, 14.2.1.2
Labor Disputes
8.3.1
Laws and Regulations
1.6, 3.2.2, 3.6, 3.7, 3.12.10, 3.13, 4.1.1, 4.4.8, 4.6, 9.6.4, 9.9.1, 10.2.2, 11.1, 11.4, 13.1, 13.4, 13.5.1, 13.5.2, 13.6, 14
Liens
2.1.2, 4.4.8, 8.2.2, 9.3.3, 9.10
Limitation on Consolidation or Joinder
4.6.4
Limitations, Statutes of
4.6.3, 12.2.6, 13.7
Limitations of Liability
2.3, 3.2.1, 3.5.1, 3.7.3, 3.12.8, 3.12.10, 3.17, 3.18, 4.2.6, 4.2.7, 4.2.12, 6.2.2, 9.4.2, 9.6.4, 9.6.7, 9.10.4, 10.3.3, 10.2.5, 11.1.2, 11.2.1, 11.4.7, 12.2.5, 13.4.2
Limitations of Time
2.1.2, 2.2, 2.4, 3.2.1, 3.7.3, 3.10, 3.11, 3.12.5, 3.15.1, 4.2.7, 4.3, 4.4, 4.5, 4.6, 5.2, 5.3, 5.4, 6.2.4, 7.3, 7.4, 8.2, 9.2, 9.3.1, 9.3.3, 9.4.1, 9.5, 9.6, 9.7, 9.8, 9.9, 9.10, 11.1.3, 11.4.1.5, 11.4.6, 11.4.10, 12.2, 13.5, 13.7, 14
Loss of Use Insurance
11.4.3
Material Suppliers
1.6, 3.12.1, 4.2.4, 4.2.6, 5.2.1, 9.3, 9.4.2, 9.6, 9.10.5
Materials, Hazardous
10.2.4, 10.3, 10.5
Materials, Labor, Equipment and
1.1.3, 1.1.6, 1.6.1, 3.4, 3.5.1, 3.8.2, 3.8.23, 3.12, 3.13, 3.15.1, 4.2.6, 4.2.7, 5.2.1, 6.2.1, 7.3.6, 9.3.2, 9.3.3, 9.5.1.3, 9.10.2, 10.2.1, 10.2.4, 14.2.1.2
Means, Methods, Techniques, Sequences and Procedures of Construction
3.31, 3.12.10, 4.2.2, 4.2.7, 9.4.2
Mechanic's Lien
4.4.8
Mediation
4.4.1, 4.4.5, 4.4.6, 4.4.8, 4.5, 4.6.1, 4.6.2, 8.3.1, 10.5
Minor Changes in the Work
1.1.1, 3.12.8, 4.2.8, 4.3.6, 7.1, 7.4
MISCELLANEOUS PROVISIONS
13

Modifications, Definition of
1.1.1
Modifications to the Contract
1.1.1, 1.1.2, 3.7.3, 3.11, 4.1.2, 4.2.1, 5.2.3, 7, 8.3.1, 9.7, 10.3.2, 11.4.1
Mutual Responsibility
6.2
Nonconforming Work, Acceptance of
9.6.6, 9.9.3, 12.3
Nonconforming Work Rejection and Correction of
2.3, 2.4, 3.5.1, 4.2.6, 6.2.5, 9.5.1, 9.8.2, 9.9.3, 9.10.4, 12.2.1, 13.7.1.3
Notice
2.2.1, 2.3, 2.4, 3.2.3, 3.3.1, 3.7.2, 3.7.4, 3.12.9, 4.3, 4.4.8, 4.6.5, 5.2.1, 8.2.2, 9.7, 9.10, 10.2.2, 11.1.3, 11.4.6, 12.2.2, 12.2.4, 13.3, 13.5.1, 13.5.2, 14.1, 14.2
Notice, Written
2.3, 2.4, 3.3.1, 3.9, 3.12.9, 3.12.10, 4.3, 4.4.8, 4.6.5, 5.2.1, 8.2.2, 9.7, 9.10, 10.2.2, 10.3, 11.1.3, 11.4.6, 12.2.2, 12.2.4, 13.3, 14
Notice of Testing and Inspections
13.5.1, 13.5.2
Notice to Proceed
8.2.2
Notices, Permits, Fees and
2.22, 3.7, 3.13, 7.3.6.4, 10.2.2
Observations, Contractor's
1.5.2, 3.2, 3.7.3, 4.3.4
Occupancy
2.22, 9.6.6, 9.8, 11.4.1.5
Orders, Written
1.1.1, 2.3, 3.9, 4.3.6, 7, 8.2.2, 11.4.9, 12.1, 12.2, 13.5.2, 14.3.1
OWNER
2
Owner, Definition of
2.1
Owner, Information and Services Required of the
2.1.2, 2.2, 3.2.1, 3.12.4, 3.12,10, 4.2.7, 4.3.3, 6.1.3, 6.1.4, 6.2.5, 9.3.2, 9.6.1, 9.6.4, 9.9.2, 9.10.3, 10.3.3, 11.2, 11.4, 13.5.1, 13.5.2, 14.1.1.4, 14.1.4
Owner's Authority
1.6, 2.1.1, 2.3, 2.4, 3.4.2, 3.8.1, 3.12.10, 3.14.2, 4.1.2, 4.1.3, 4.2.4, 4.2.9, 4.3.6, 4.4.7, 5.2.1, 5.2.4, 5.4.1, 6.1, 6.3, 7.2.1, 7.3.1, 8.2.2, 8.3.1, 9.3.1, 9.3.2, 9.5.1, 9.9.1, 9.10.2, 10.3.2, 11.1.3, 11.3.1, 11.4.3, 11.4.10, 12.2.2, 12.3.1, 13.2.2, 14.3, 14.4
Owner's Financial Capability
2.2.1, 13.2.2, 14.1.1.5
Owner's Liability Insurance
11.2
Owner's Loss of Use Insurance
11.4.3
Owner's Relationship with Subcontractors
1.1.2, 5.2, 5.3, 5.4, 9.6.4, 9.10.2, 14.2.2
Owner's Right to Carry Out the Work
2.4, 12.2.4, 14.2.2.2
Owner's Right to Clean Up
6.3

Owner's Right to Perform Construction and to Award Separate Contracts
6.1
Owner's Right to Stop the Work
2.3
Owner's Right to Suspend the Work
14.3
Owner's Right to Terminate the Contract
14.2
Ownership and Use of Drawings, Specifications and Other Instruments of Service
1.1.1, 1.6, 2.2.5, 3.2.1, 3.11.1, 3.17.1, 4.2.12, 5.3
Partial Occupancy or Use
9.6.6, 9.9, 11.4.1.5
Patching, Cutting and
3.14, 6.2.5
Patents
3.17
Payment, Applications for
4.2.5, 7.3.8, 9.2, 9.3, 9.4, 9.5, 9.6.3, 9.7.1, 9.8.5, 9.10.1, 9.10.3, 9.10.5, 11.1.3, 14.2.4, 14.4.3
Payment, Certificates for
4.2.5, 4.2.9, 9.3.3, 9.4, 9.5, 9.6.1, 9.6.6, 9.7.1, 9.10.1, 9.10.3, 13.7, 14.1.1.3, 14.2.4
Payment, Failure of
4.3.6, 9.5.1.3, 9.7, 9.10.2, 14.1.1.3, 14.2.1.2, 13.6
Payment, Final
4.2.1, 4.2.9, 4.3.2, 9.8.2, 9.10, 11.1.2, 11.1.3, 11.4.1, 11.4.5, 12.3.1, 13.7, 14.2.4, 14.4.3
Payment Bond, Performance Bond and
7.3.6.4, 9.6.7, 9.10.3, 11.4.9, 11.5
Payments, Progress
4.4.4, 9.3, 9.6, 9.8.5, 9.10.3, 13.6, 14.2.3
PAYMENTS AND COMPLETION
9
Payments to Subcontractors
5.4.2, 9.5.1.3, 9.6.2, 9.6.3, 9.6.4, 9.6.7. 11.4.8, 14.2.1.2
PCB
10.3.1
Performance Bond and Payment Bond
7.3.6.4, 9.6.7, 9.10.3, 11.4.9, 11.5
Permits, Fees and Notices
2.2.2, 3.7, 3.13, 7.3.6.4, 10.2.2
PERSONS AND PROPERTY, PROTECTION OF
10
Polychlorinated Biphenyl
10.3.1
Product Data, Definition of
3.12.2
Product Data and Samples, Shop Drawings
3.11, 3.12, 4.2.7
PRogress and Completion
4.2.2, 4.3.3, 8.2, 9.8, 9.9.1, 14.1.4
Progress Payments
4.3.3, 9.3, 9.6, 9.8.5, 9.10.3, 13.5, 14.2.3

Project, Definition of the
1.1.4
Project Management Protective Liability Insurance
11.3
Project Manual, Definition of the
1.1.7
Project Manuals
2.2.5
Project Representatives
4.2.10
Property Insurance
10.2.5, 11.4
PROTECTION OF PERSONS AND PROPERTY
10
Regulations and Laws
1.6, 3.2.2, 3.6, 3.7, 3.12.10, 3.13, 4.1.1, 4.4.8, 4.6, 9.6.4, 9.9.1, 10.2.2., 11.1, 11.4, 13.1, 13.4, 13.5.1, 13.5.2, 13.6, 14
Rejection of Work
3.5.1, 4.2.6, 12.2.1
Releases and Waivers of Liens
9.10.2
Representations
1.5.2, 3.5.1, 3.12.6, 6.2.2, 8.2.1, 9.3.3., 9.4.2, 9.5.1, 9.8.2, 9.10.1
Representatives
2.1.1, 3.1.1, 3.9, 4.1.1, 4.2.1, 4.2.10, 5.1.1, 5.1.2, 13.2.1
Resolution of Claims and Disputes
4.4, 4.5, 4.6
Responsibility for Those Performing the Work
3.3.2, 3.18, 4.2.3, 4.3.8, 5.3.1, 6.1.3, 6.2, 6.3, 9.5.1, 10
Retainage
9.3.1, 9.6.2, 9.8.5, 9.9.1, 9.10.2, 9.10.3
Review of Contract Documents and Field Conditions by Contractor
1.5.2, 3.2, 3.7.3, 3.12.7, 6.1.3
Review of Contractor's Submittals by Owner and Architect
3.10.1, 3.10.2, 3.11, 3.12, 4.2, 5.2, 6.1.3, 9.2, 9.8.2
Review of Shop Drawings, Product Data and Samples by Contractor
3.12
Rights and Remedies
1.1.12, 2.3, 2.4, 3.5.1, 3.15.2, 4.2.6, 4.3.4, 4.5, 4.6, 5.3, 5.4, 6.1, 6.3, 7.3.1, 8.3, 9.5.1, 9.7, 10.2.5, 10.3, 12.2.2, 12.2.4, 13.4, 14
Royalties, Patents and Copyrights
3.17
Rules and Notices for Arbitration
4.6.2
Safety of Persons and Property
10.2, 10.6
Safety Precautions and Programs
3.3.1, 4.2.2., 4.2.7, 5.3,1, 10.1, 10.2, 10.6
Samples, Definition of
3.12.3

Samples, Shop Drawings, Product Data and
3.11, 3.12, 4.2.7
Samples at the Site, Documents and
3.11
Schedule of Values
9.2, 9.3.1
Schedules, Construction
1.4.1.2, 3.10, 3.12.1, 3.12.2, 4.3.7.2, 6.1.3
Separate Contracts and Contractors
1.1.4, 3.12.5, 3.14.2, 4.2.4, 4.2.7, 4.6.4, 6, 8.3.1, 11.4.7, 12.1.2, 12.2.5
Shop Drawings, Definition of
3.12.1
Shop Drawings, Product Data and Samples
3.11, 3.12, 4.2.7
Site, Use of
3.13, 6.1.1, 6.2.1
Site Inspections
1.2.2, 3.2.1, 3.3.3, 3.7.1, 4.2, 4.3.4, 9.4.2, 9.10.1, 13.5
Site Visits, Architect's
4.2.2, 4.2.9, 4.3.4, 9.4.2. 9.5.1, 9.9.2, 9.10.1, 13.5
Special Inspections and Testing
4.2.6, 12.2.1, 13.5
Specifications, Definition of the
1.1.6
Specifications, The
1.1.1, 1.1.6, 1.1.7, 1.2.2, 1.6, 3.11, 3.12.10, 3.17
Statute of Limitations
4.6.3, 12.2.6, 13.7
Stopping the Work
2.3, 4.3.6, 9.7, 10.3, 14.1
Stored Materials
6.2.1, 9.3.2, 10.2.1.2, 10.2.4, 11.4.1.4
Subcontractor, Definition of
5.1.1
SUBCONTRACTORS
5
Subcontractors, Work by
1.2.2, 3.3.2, 3.12.1, 4.2.3, 5.2.3, 5.3, 5.4, 9.3.1.2, 9.6.7
Subcontractual Relations
5.3, 5.4, 9.3.1.2, 9.6, 9.10, 10.2.1, 11.4.7, 11.4.8, 14.1, 14.2.1, 14.3.2
Submittals
1.6, 3.10, 3.11, 3.12, 4.2.7, 5.2.1, 5.2.3, 7.3.6, 9.2, 9.3, 9.8, 9.9.1, 9.10.2, 9.10.3, 11.1.3
Subrogation, Waivers of
6.11, 11.4.5, 11.4.7
Substantial Completion
4.2.9, 8.1.1, 8.1.3, 8.2.3, 9.4.2, 9.8, 9.9.1, 9.10.3, 9.10.4.2, 12.2, 13.7
Substantial Completion, Definition of
9.8.1
Substitution of Subcontractors
5.2.3, 5.2.4

Substitution of Architect
4.1.3
Substitutions of Materials
3.4.2, 3.5.1, 7.3.7
Sub-subcontractors, Definition of
5.1.2
Subsurface Conditions
4.3.4
Successors and Assigns
13.2
Superintendent
3.9, 10.2.6
Supervision and Construction Procedures
1.2.2, 3.3, 3.4, 3.12.10, 4.2.2, 4.2.7, 4.3.3, 6.1.3, 6.2.4, 7.1.3, 7.3.6, 8.2, 8.3.1, 9.4.2, 10, 12, 14
Surety
4.4.7, 5.4.1.2, 9.8.5, 9.10.2, 9.10.3, 14.2.2
Surety, Consent of
9.10.2, 9.10.3
Surveys
2.2.3
Suspension by the Owner for Convenience
14.4
Suspension of the Work
5.4.2, 14.3
Suspension or Termination of the Contract
4.3.6, 5.4.1.1, 1.4.9, 14
Taxes
3.6, 3.8.2.1, 7.3.6.4
Termination by the Contractor
4.3.10,14.2
Termination by the Owner for Cause
4.3.10, 5.4.1.1, 14.2
Termination of the Architect
4.1.3
Termination of the Contractor
14.2.2
TERMINATION OR SUSPENSION OF THE CONTRACT
14
Tests and Inspections
3.1.3, 3.3.3, 4.2.2, 4.2.6, 4.2.9, 9.4.2, 9.8.3, 9.9.2, 9.10.1, 10.3.2, 11.4.1.1, 12.2.1, 13.5
TIME
8
Time, Delays and Extensions of
3.2.3, 4.3.1, 4.3.4, 4.3.7, 4.4.5, 5.2.3, 7.2.1, 7.3.1, 7.4.1, 7.5.1, 8.3, 9.5.1, 9.7.1, 10.3.2, 10.6.1, 14.3.2
Time Limits
2.1.2, 2.2, 2.4, 3.2.1, 3.7.3, 3.10, 3.11, 3.12.5, 3.15.1, 4.2, 4.3, 4.4, 4.5, 4.6, 5.2, 5.3, 5.4, 6.2.4, 7.3, 7.4, 8.2, 9.2, 9.3.1, 9.3.3, 9.4.1, 9.5, 9.6, 9.7, 9.8, 9.9, 9.10, 11.1.3, 11.4.1.5, 11.4.6, 11.4.10, 12.2, 13.5, 13.7, 14
Time Limits on Claims
4.3.2, 4.3.4, 4.3.8, 4.4, 4.5, 4.6

Title to Work
9.3.2, 9.3.3
UNCOVERING AND CORRECTION OF WORK
12
Uncovering of Work
12.1
Unforeseen Conditions
4.3.4, 8.3.1, 10.3
Unit Prices
4.3.9, 7.3.3.2
Use of Documents
1.1.1, 1.6, 2.2.5, 3.12.6, 5.3
Use of Site
3.13, 6.1.1, 6.2.1
Values, Schedule of
9.2, 9.3.1
Waiver of Claims by the Architect
13.4.2
Waiver of Claims by the Contractor
4.3.10, 9.10.5, 1.4.7, 13.4.2
Waiver of Claims by the Owner
4.3.10, 9.9.3, 9.10.3, 9.10.4, 11.4.3, 11.4.5, 11.4.7, 12.2.2.1, 13.4.2, 14.2.4
Waiver of Consequential Damages
4.3.10, 14.2.4
Waiver of Liens
9.10.2, 9.10.4
Waivers of Subrogation
6.1.1, 11.4.5, 11.4.7
Warranty
3.5, 4.2.9, 4.3.5.3, 9.3.3., 9.8.4, 9.9.1, 9.10.4, 12.2.2, 13.7.1.3
Weather Delays
4.3.7.2
Work, Definition of
1.1.3
Written Consent
1.6, 3.4.2, 3.12.8, 3.14.2, 4.1.2, 4.3.4, 4.6.4, 9.3.2, 9.8.5, 9.9.1, 9.10.2, 9.10.3, 11.4.1, 13.2, 13.4.2
Written Interpretations
4.2.11, 4.2.12, 4.3.6
Written Notice
2.3, 2.4, 3.3.1, 3.9, 3.12.9, 3.12.10, 4.3, 4.4.8, 4.6.5, 5.2.1, 8.2.2, 9.7, 9.10, 10.2.2, 10.3, 11.1.3, 11.4.6, 12.2.2, 12.2.4, 13.3, 14
Written Orders
1.1.1, 2.3, 3.9, 4.3.6, 8.2.2, 11.4.9, 12.1, 12.2, 13.5.2, 14.3.1

ARTICLE 1    GENERAL PROVISIONS

        1.1    BASIC DEFINITIONS

        1.1.1    THE CONTRACT DOCUMENTS

        The Contract Documents consist of the Agreement between Owner and Contractor (hereinafter the Agreement), Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of the Contract, other documents listed in the Agreement and Modifications issued after execution of the Contract. A Modification is (1) a written amendment to the Contract signed by both parties, (2) a Change Order, (3) a Construction Change Directive or (4) a written order for a minor change in the Work issued by the Architect. Unless specifically enumerated in the Agreement, the Contract Documents do not include other documents such as bidding requirements (advertisement or invitation to bid, Instructions to Bidders, sample forms, the Contractor's bid or portions of Addenda relating to bidding requirements).

        1.1.2    THE CONTRACT

        The Contract Documents form the Contract for Construction. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. The Contract may be amended or modified only by a Modification. The Contract Documents shall not be construed to create a contractual relationship of any kind (1) between the Architect and Contractor, (2) between the Owner and a Subcontractor of any tier, (although the Owner does not waive any third party beneficiary rights it may have as to Subcontractors of any tier) (3) between the Owner and Architect or (4) between any persons or entities other than the Owner and Contractor. The Architect shall, however, be entitled to performance and enforcement of obligations under the Contract intended to facilitate performance of the Architect's duties.

        1.1.3    THE WORK

        The term "Work" means the construction and services required by the Contract Documents, whether completed or partially completed, and includes all other labor. materials, equipment and services provided or to be provided by the Contractor to fulfill the Contractor's obligations. The Work may constitute the whole or a part of the Project.

        1.1.4    THE PROJECT

        The Project is the total construction of which the Work performed under the Contract Documents may be the whole or a part and which may include construction by the Owner or by separate contractors.

        1.1.5    THE DRAWINGS

        The Drawings are the graphic and pictorial portions of the Contract Documents showing the design, location and dimensions of the Work, generally including plans, elevations, sections, details, schedules and diagrams.

        1.1.6    THE SPECIFICATIONS

        The Specifications are that portion of the Contract Documents consisting of the written requirements for materials, equipment, systems, standards and workmanship for the Work, and performance of related services.

        1.1.7    THE PROJECT MANUAL

        The Project Manual is a volume assembled for the Work which may include the bidding requirements, sample forms, Conditions of the Contract and Specifications.

        1.1.8    The Contract Sum. The Contract Sum is defined in the A111 Agreement. "GMP" should be substituted for "Contract Sum" in these Revised General Conditions.

        1.1.9    The Owner. The word "Owner" when used herein shall mean both QAD Inc. and the "Construction Manager" (Paul Franz Construction) (also referenced to as "Owner's Representative" in the Architects Agreement).

        1.2    CORRELATION AND INTENT OF THE CONTRACT DOCUMENTS

        1.2.1    The intent of the Contract Documents is to include all items necessary for the proper execution and completion of the Work by the Contractor. The Contract Documents are complementary, and what is required by one shall be as binding as if required by all; performance by the Contractor shall be required only to the extent consistent with the Contract Documents and reasonably inferable from them as being necessary to produce the indicated results.

        1.2.2    Organization of the Specifications into divisions, sections and articles, and arrangement of Drawings shall not control the Contractor in dividing the Work among Subcontractors or in establishing the extent of Work to be performed by any trade.

        1.2.3    Unless otherwise stated in the Contract Documents, words which have well-known technical or construction industry meanings are used in the Contract Documents in accordance with such recognized meanings.

        1.3    CAPITALIZATION

        1.3.1    Terms capitalized in these General Conditions include those which are (1) specifically defined, (2) the titles of numbered articles and identified references to Paragraphs, Subparagraphs and Clauses in the document or (3) the titles of other documents published by the American Institute of Architects.

        1.4    INTERPRETATION

        1.4.1    In the interest of brevity the Contract Documents frequently omit modifying words such as "all" and "any" and articles such as "the" and "an," but the fact that a modifier or an article is absent from one statement and appears in another is not intended to affect the interpretation of either statement.

        1.5    EXECUTION OF CONTRACT DOCUMENTS

        1.5.1    The Contract Documents shall be signed by the Owner and Contractor. If either the Owner or Contractor or both do not sign all the Contract Documents, the Architect shall identify such unsigned Documents upon request.

        1.5.2    Execution of the Contract by the Contractor is a representation that the Contractor has visited the site, become generally familiar with local conditions under which the Work is to be performed and correlated personal observations with requirements of the Contract Documents. By executing this Contract, the Contractor represents and acknowledges that the Guaranteed Maximum Price ("GMP") is reasonable compensation for all the Work, that the Contract Time is adequate for the performance of the Work, and that it has carefully examined the Contract Documents and all items listed under Exhibit "A" of Amendment No. 1 to the A111-1997 Agreement between Owner and Contractor, the Project site, including any existing structures, and that it has satisfied itself as to the nature, location, character, quality and quantity of the Work, the labor, materials, equipment, goods, supplies, work, services and other items to be furnished and all other requirements of the Contract Documents, as well as to the surface condition and other matters that may be encountered at the Project site, or affect performance of the Work or the cost or difficulty thereof, including without limitation, to those conditions and matters affecting: transportation, access, disposal, handling and storage of materials, equipment and other items; availability and quality of labor, water, electric power and utilities; availability and condition of roads, normal climatic conditions and seasons; physical conditions at the Project site and the surrounding locality; topography; and equipment and facilities needed preliminary to and all times during the performance of the Work. The failure of the Contractor to fully acquaint itself with any such condition or matter shall not in any way relieve the Contractor from the responsibility for performing the Work in accordance with the Contract Documents and within the Contract Time and the GMP.

        1.6    OWNERSHIP AND USE OF DRAWINGS, SPECIFICATIONS AND OTHER INSTRUMENTS OF SERVICE

        1.6.1    The Drawings, Specifications and other documents, including those in electronic form, prepared by the Architect and the Architect's consultants are Instruments of Service through which the Work to be executed by the Contractor is described. The Contractor may retain one record set. Neither the Contractor nor any Subcontractor, of any tier, shall own or claim a copyright in the Drawings, Specifications and other documents prepared by the Architect or the Architect's consultants. All copies of Instruments of Service, except the Contractor's record set, shall be returned or suitably accounted for to the Owner, upon completion of the Work. The Drawings, Specifications and other documents prepared by the Architect and the Architect's consultants, and copies thereof furnished to the Contractor, are for use solely with respect to this Project. They are not to be used by the Contractor or any Subcontractor, of any tier on other projects or for additions to this Project outside the scope of the Work without the specific written consent of the Owner. The Contractor, and Subcontractors, of any tier, are authorized to use and reproduce applicable portions of the Drawings, Specifications and other documents prepared by the Architect and the Architect's consultants appropriate to and for use in the execution of their Work under the Contract Documents. All copies made under this authorization shall bear the statutory copyright notice, if any, shown on the Drawings, Specifications and other documents prepared by the Architect and the Architect's consultants. Submittal or distribution to meet official regulatory requirements or for other purposes in connection with this Project is not to be construed as publication in derogation of the Architect's or Architect's consultants' copyrights or other reserved rights.

ARTICLE 2    OWNER

        2.1    GENERAL

        2.1.1    The Owner is the person or entity identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The Owner shall designate in writing a representative who shall have express authority to bind the Owner with respect to all matters requiring the Owner's approval or authorization. Except as otherwise provided in Subparagraph 4.2.1, the Architect does not have such authority. The term "Owner" means the Owner or the Owner's authorized representative.

        2.1.2    The Owner shall furnish to the Contractor within fifteen days after receipt of a written request, information necessary and relevant for the Contractor to evaluate, give notice of or enforce mechanic's lien rights. Such information shall include a correct statement of the record legal title to the property on which the Project is located, usually referred to as the site, and the Owner's interest therein.

        2.2    INFORMATION AND SERVICES REQUIRED OF THE OWNER

        2.2.2    Except for permits and fees, including those required under Subparagraph 3.7.1, which are the responsibility of the Contractor under the Contract Documents, the Owner shall secure and pay for necessary approvals, easements, assessments and charges required for construction, use or occupancy of permanent structures or for permanent changes in existing facilities.

        2.2.3    If necessary for the Project the Owner shall furnish surveys describing physical characteristics, legal limitations and utility locations for the site of the Project, and a legal description of the site. The Contractor should assume that the exact locations of underground or hidden utilities, plumbing, and electrical runs may be somewhat different from the location indicated in the surveys or Contract Documents.

        2.2.4    Information or services required of the Owner by the Contract Documents or any other information or services relevant to the Contractor's performance of the Work under the Owner's control shall be furnished by the Owner upon written request with reasonable promptness.

        2.2.5    Unless otherwise provided in the Contract Documents, the Contractor will be furnished, free of charge, such copies of Drawings and Project Manuals as are reasonably necessary for execution of the Work.

        2.3    OWNER'S RIGHT TO STOP THE WORK

        2.3.1    If the Contractor fails to correct Work which is not in accordance with the requirements of the Contract Documents as required by Paragraph 12.2 or persistently fails to carry out Work in accordance with the Contract Documents, the Owner may issue a written order to the Contractor to stop the Work, or any portion thereof, until the cause for such order has been eliminated; however, the right of the Owner to stop the Work shall not give rise to a duty on the part of the Owner to exercise this right for the benefit of the Contractor or any other person or entity, except to the extent required by Subparagraph 6.1.3.

        2.3.2    The Owner will have authority to reject Work which does not conform to the Contract Documents. Whenever the Owner considers it necessary or advisable for implementation of the intent of the Contract Documents, the Owner will have authority to require additional inspection or testing of the Work in accordance with Subparagraphs 13.5.2 and 13.5.3 whether or not such Work is fabricated, installed, or completed. However, neither this authority of the Owner nor a decision made in good faith either to exercise or not to exercise such authority shall give rise to a duty or responsibility of the Owner or the Architect to the Contractor. Subcontractors of any tier, material and equipment suppliers, their agents or employees or other persons performing portions of the Work.

        2.4    OWNER'S RIGHT TO CARRY OUT THE WORK

        2.4.1    If the Contractor defaults or neglects to carry out the Work in accordance with the Contract Documents and fails within a seven-day period after receipt of written notice from the Owner to commence and continue correction of such default or neglect with diligence and promptness, the Owner may after such seven-day period give the Contractor a second written notice to correct such deficiencies within a three-day period. If the Contractor within such three-day period after receipt of such second notice fails to commence and continue to correct any deficiencies, the Owner may, without prejudice to other remedies the Owner may have, correct such deficiencies. In such case an appropriate Change Order shall be issued deducting from payments then or thereafter due the Contractor the reasonable cost of correcting such deficiencies, including owner's expenses and compensation for the Architect's additional services made necessary by such default, neglect or failure. If payments then or thereafter due the Contractor are not sufficient to cover such amounts, the Contractor shall pay the difference to the Owner.

ARTICLE 3    CONTRACTOR

        3.1    GENERAL

        3.1.1    The Contractor is the person or entity identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The term "Contractor" means the Contractor or the Contractor's authorized representative.

        3.1.2    The Contractor shall perform the Work in accordance with the Contract Documents.

        3.1.3    The Contractor shall not be relieved of obligations to perform the Work in accordance with the Contract Documents either by activities or duties of the Architect in the Architect's administration of the Contract, or by tests, inspections or approvals required or performed by persons other than the Contractor.

        3.1.4    The Contractor shall be and operate as an independent contractor in the performance of the Work and shall have complete control over and responsibility for all personnel performing the Work. In no event shall the Contractor be authorized to enter into any agreements or undertakings for or on behalf of the Owner or to act as or be an agent or employee of the Owner.

        3.2    REVIEW OF CONTRACT DOCUMENTS AND FIELD CONDITIONS BY CONTRACTOR

        3.2.1    Since the Contract Documents are complementary, before starting each portion of the Work, the Contractor shall carefully study and compare the various Drawings and other Contract Documents relative to that portion of the Work, as well as the information furnished by the Owner pursuant to Subparagraph 2.2.3, shall take field measurements of any existing conditions related to that portion of the Work and shall observe any conditions at the site affecting it. These obligations are for the purpose of facilitating construction by the Contractor and are not for the purpose of discovering errors, omissions, or inconsistencies in the Contract Documents; however, any errors, inconsistencies or omissions discovered by the Contractor shall be reported promptly to the Architect as a request for information in such form as the Architect may require. The Contractor shall do no work without applicable Drawings, Specifications, or written modifications or, where required, Shop Drawings, Product Data, Samples, unless instructed to do so in writing by the Architect or the Owner. Where conflicts that the Contractor knew or reasonably should have known have not been brought to the Architect's attention in a timely manner, the Contractor will be deemed to have elected the more costly method(s) or material(s) as included in the GMP.

        3.2.2    Any design errors or omissions noted by the Contractor during this review shall be reported promptly to the Architect, but it is recognized that the Contractor's review is made in the Contractor's capacity as a contractor and not as a licensed design professional unless otherwise specifically provided in the Contract Documents. The Contractor is not required to ascertain that the Contract Documents are in accordance with applicable laws, statutes, ordinances, building codes, and rules and regulations, but any nonconformity discovered by or made known to the Contractor shall be reported promptly to the Architect.

        3.2.3    If the Contractor believes that additional cost or time is involved because of clarifications or instructions issued by the Architect in response to the Contractor's notices or requests for information pursuant to Subparagraphs 3.2.1 and 3.2.2, the Contractor shall make Claims as provided in Subparagraphs 4.3.6 and 4.3.7. If the Contractor fails to perform the obligations of Subparagraphs 3.2.1 and 3.2.2, the Contractor shall pay such costs and damages to the Owner as would have been avoided if the Contractor had performed such obligations. The Contractor shall not be liable to the Owner or Architect for damages resulting from errors, inconsistencies or omissions in the Contract Documents or for differences between field measurements or conditions and the Contract Documents unless the Contractor recognized such error, inconsistency, omission or difference and knowingly failed to report it to the Architect.

        3.3    SUPERVISION AND CONSTRUCTION PROCEDURES

        3.3.1    The Contractor shall supervise and direct the Work, using the Contractor's best skill and attention. The Contractor shall be solely responsible for and have control over construction means, methods, techniques, sequences and procedures and for coordinating all portions of the Work under the Contract, unless the Contract Documents give other specific instructions concerning these matters. If the Contract Documents give specific instructions concerning construction means, methods, techniques, sequences or procedures, the Contractor shall evaluate the jobsite safety thereof and, except as stated below, shall be fully and solely responsible for the jobsite safety of such means, methods, techniques, sequences or procedures. If the Contractor determines that such means, methods, techniques, sequences or procedures may not be safe, the Contractor shall give timely written notice to the Owner and Architect and shall not proceed with that portion of the Work without further written instructions from the Architect. If the Contractor is then instructed to proceed with the required means, methods, techniques, sequences or procedures without acceptance of changes proposed by the Contractor, the Owner shall be solely responsible for any resulting loss or damage.

        3.3.2    The Contractor shall be responsible to the Owner for acts and omissions of the Contractor's employees, Subcontractors and their agents and employees, and other persons or entities performing portions of the Work for or on behalf of the Contractor or any of its Subcontractors. The Contractor shall not be relieved of obligations to perform the Work in accordance with the Contract Documents either by activities or duties of the Architect or Construction Manager in the Architect's or Construction Manager's administration of the Contract, or by tests, inspections, or approvals required or performed by persons other than the Contractor.

        3.3.3    The Contractor shall be responsible for inspection of portions of Work already performed to determine that such portions are in proper condition to receive subsequent Work. Under no conditions shall a section of Work proceed prior to preparatory work having been completed, cured, dried, and otherwise made satisfactory to receive the related Work. Responsibility for timely installation of all materials and equipment rests solely with the Contractor, who shall maintain coordination control at all times.

        3.3.4    The contractor shall perform such detailed examination, inspection, and quality surveillance of the Work as will ensure that the Work is progressing and is being completed in strict accordance with the Contract Documents, including the then latest issue of the Drawings and Specifications. The Contractor shall be responsible for examination, inspection, and quality surveillance of all Work performed by any Subcontractor of any tier. The Contractor shall determine when it is necessary to perform, and shall perform, tests (in addition to those requested by the Owner or required by the Specifications or any other provision of the Contract Documents) to verify its inspections or to ensure that the Work is being completed in strict accordance with the Contract Documents.

        3.4    LABOR AND MATERIALS

        3.4.1    Unless otherwise provided in the Contract Documents, the Contractor shall provide and pay for labor, materials, equipment, tools, construction equipment and machinery, water, heat, utilities, transportation, and other facilities and services necessary for proper execution and completion of the Work, whether temporary or permanent and whether or not incorporated or to be incorporated in the Work.

        3.4.2    The Contractor may make substitutions only with the consent of the Owner, after evaluation by the Architect and in accordance with a Change Order.

        3.4.3    The Contractor shall enforce strict discipline and good order among the Contractor's employees and other persons carrying out the Contract. The Contractor shall not permit employment of unfit persons or persons not skilled in tasks assigned to them.

        3.5    WARRANTY

        3.5.1    The Contractor warrants to the Owner and Architect that materials and equipment furnished under the Contract will be of good quality and new unless otherwise required or permitted by the Contract Documents, that the Work will be performed in a skillful and workmanlike manner free from defects not inherent in the quality required or permitted, and that the Work will conform to the requirements of the Contract Documents. Work not conforming to these requirements, including substitutions not properly approved and authorized, may be considered defective. The Contractor's warranty excludes remedy for damage or defect caused by abuse, modifications not executed by the Contractor, improper or insufficient maintenance, improper operation, or normal wear and tear and normal usage. If required by the Architect, the Contractor shall furnish satisfactory evidence as to the kind and quality of materials and equipment. The Contractor is not relieved of its general warranty obligations by the specification of a particular product or procedure in the Contract Documents. Warranties in the Contract Documents shall survive Final Completion, Final Acceptance, and final payment.

        3.6    TAXES

        3.6.1    The Contractor shall pay sales, consumer, use income and revenue derived and similar taxes for the Work provided by the Contractor which are legally enacted when bids are received or negotiations concluded, whether or not yet effective or merely scheduled to go into effect.

        3.7    PERMITS, FEES AND NOTICES

        3.7.1    Unless otherwise provided in the Contract Documents, the Contractor shall secure and pay for the and other permits and governmental fees, renewals and penalties, licenses necessary for proper execution and completion of the Work which are customarily secured after execution of the Contract and which are legally required when bids are received or negotiations concluded.

        3.7.2    The Contractor shall comply with and give notices required by laws, ordinances, rules, regulations and lawful orders of public authorities applicable to performance of the Work.

        3.7.3    It is not the Contractor's responsibility to ascertain that the Contract Documents are in accordance with applicable laws, statutes, ordinances, building codes, and rules and regulations. However, if the Contractor observes that portions of the Contract Documents are at variance therewith, the Contractor shall promptly notify the Architect and Owner in writing, and necessary changes shall be accomplished by appropriate Modification.

        3.7.4    If the Contractor performs Work knowing it to be contrary to laws, statutes, ordinances, building codes, and rules and regulations without such notice to the Architect and Owner, the Contractor shall assume appropriate responsibility for such Work and shall bear the costs attributable to correction.

        3.8    ALLOWANCES

        3.8.1    The Contractor shall include in the Contract Sum all allowances stated in the Contract Documents. Items covered by allowances shall be supplied for such amounts and by such persons or entities as the Owner may direct, but the Contractor shall not be required to employ persons or entities to whom the Contractor has reasonable objection.

        3.8.2    Unless otherwise provided in the Contract Documents:

  .1
  allowances shall cover the cost to the Contractor of materials and equipment delivered at the site and all required taxes, less applicable trade discounts;

  .2
  Contractor's costs for unloading and handling at the site, labor, installation costs, overhead, profit and other expenses contemplated for stated allowance amounts shall be included in the Contract Sum but not in the allowances;

  .3
  whenever costs are more than or less than allowances, the Contract Sum shall be adjusted accordingly by Change Order. The amount of the Change Order shall reflect (1) the difference between actual costs and the allowances under Clause 3.8.2.1 and (2) changes in Contractor's costs under Clause 3.8.2.2.

        3.8.3    Materials and equipment under an allowance shall be selected by the Owner in sufficient time to avoid delay in the Work.

        3.9    SUPERINTENDENT

        3.9.1    The Contractor shall employ a competent superintendent and necessary assistants who shall be in attendance at the Project site during performance of the Work. The superintendent shall represent the Contractor, and communications given to the superintendent shall be as binding as if given to the Contractor. Important communications shall be confirmed in writing. Other communications shall be similarly confirmed on written request in each case.

        3.9.2    Within ten (10) days after execution of this Contract, the Contractor shall furnish to the Architect and the Owner a chain-of-command organizational chart which includes supervisory personnel, including the project manager, the project engineer, and the Superintendent, and their emergency telephone numbers, that the Contractor intends to use on the Work. Unless otherwise agreed in writing, the Contractor shall use an experienced Superintendent, who shall remain on the Project site whenever Subcontractors of any tier are present and not less than eight hours per day, five days a week unless the job is closed down due to a legal holiday, a general strike, conditions beyond the control of the Contractor, termination of the Contract in accordance with the Contract Documents, or Final Completion is attained. The Superintendent shall not be changed without the approval of the Owner, which shall not be unreasonably withheld.

        3.10    CONTRACTOR'S CONSTRUCTION SCHEDULES

        3.10.1    The Contractor, promptly after being awarded the Contract, shall prepare and submit for the Owner's and Architect's information a Contractor's construction schedule for the Work. The schedule shall not exceed time limits current under the Contract Documents, shall be revised at appropriate intervals as required by the conditions of the Work and Project, shall be related to the entire Project to the extent required by the Contract Documents, and shall provide for expeditious and practicable execution of the Work.

        3.10.2    The Contractor shall prepare and keep current, for the Architect's approval, a schedule of submittals which is coordinated with the Contractor's construction schedule and allows the Architect reasonable time of at least ten (10) days to review submittals.

        3.10.3    The Contractor shall perform the Work in general accordance with the most recent schedules submitted to the Owner and Architect.

        3.11    DOCUMENTS AND SAMPLES AT THE SITE

        3.11.1    The Contractor shall maintain at the site for the Owner, and update at least weekly, one record copy of the Drawings, Specifications, Addenda, Change Orders and other Modifications, in good order and marked currently to record field changes and selections made during construction, and one record copy of approved Shop Drawings, Product Data, Samples and similar required submittals. The location of all existing or new hidden piping, valves, and utilities, as located during the course of construction, shall be appropriately marked until the actual field location dimensions and coordinates are incorporated on the record drawings. These documents as well as the approved permit set of plans shall be available to the Architect at the site. Upon completion of the Work, the Contractor shall certify that the record documents reflect complete and accurate "as-built" conditions and shall deliver the documents as well as the approved permit set of plans in good condition to the Architect and the Construction Manager for submittal to the Owner in accordance with the provisions of the Contract Documents. Satisfactory maintenance of up-to-date record drawings will be a requirement for approval of progress payments.

        3.12    SHOP DRAWINGS, PRODUCT DATA AND SAMPLES

        3.12.1    Shop Drawings are drawings, diagrams, schedules and other data specially prepared for the Work by the Contractor or a Subcontractor, Sub-subcontractor, manufacturer, supplier or distributor to illustrate some portion of the Work.

        3.12.2    Product Data are illustrations, standard schedules, performance charts, instructions, brochures, diagrams and other information furnished by the Contractor to illustrate materials or equipment for some portion of the Work.

        3.12.3    Samples are physical examples which illustrate materials, equipment or workmanship and establish standards by which the Work will be judged.

        3.12.4    Shop Drawings, Product Data, Samples and similar submittals are not Contract Documents. The purpose of their submittal is to demonstrate for those portions of the Work for which submittals are required by the Contract Documents the way by which the Contractor proposes to conform to the information given and the design concept expressed in the Contract Documents. Review by the Architect is subject to the limitations of Subparagraph 4.2.7. Informational submittals upon which the Architect is not expected to take responsive action may be so identified in the Contract Documents. Submittals which are not required by the Contract Documents may be returned by the Architect without action.

        3.12.5    The Contractor shall review for compliance with the Contract Documents, approve and then submit to the Architect Shop Drawings, Product Data, Samples and similar submittals required by the Contract Documents with reasonable promptness and in such sequence as to cause no delay in the Work or in the activities of the Owner or of separate contractors. Submittals which are not marked as reviewed for compliance with the Contract Documents and approved by the Contractor may be returned by the Architect without action.

        3.12.6    By approving and submitting Shop Drawings, Product Data, Samples and similar submittals, the Contractor represents that the Contractor has determined and verified materials, field measurements and field construction criteria related thereto, or will do so, and has checked and coordinated the information contained within such submittals with the requirements of the Work and of the Contract Documents.

        3.12.7    The Contractor shall perform no portion of the Work for which the Contract Documents require submittal and review of Shop Drawings, Product Data, Samples or similar submittals until the respective submittal has been approved by the Architect.

        3.12.8    The Work shall be in accordance with approved submittals except that the Contractor shall not be relieved of responsibility for deviations from requirements of the Contract Documents by the Architect's approval of Shop Drawings, Product Data, Samples or similar submittals unless the Contractor has specifically informed the Architect in writing of such deviation at the time of submittal and (1) the Architect has given written approval to the specific deviation as a minor change in the Work, or (2) a Change Order or Construction Change Directive has been issued authorizing the deviation. The Contractor shall not be relieved of responsibility for errors or omissions in Shop Drawings, Product Data, Samples or similar submittals by the Architect's approval thereof.

        3.12.9    The Contractor shall direct specific attention, in writing or on resubmitted Shop Drawings, Product Data, Samples or similar submittals, to revisions other than those requested by the Architect on previous submittals. In the absence of such written notice the Architect's approval of a resubmission shall not apply to such revisions.

        3.12.10    The Contractor shall not be required to provide professional services which constitute the practice of architecture or engineering unless such services are specifically required by the Contract Documents for a portion of the Work or unless the Contractor needs to provide such services in order to carry out the Contractor's responsibilities for construction means, methods, techniques, sequences and procedures. The Contractor shall not be required to provide professional services in violation of applicable law. If professional design services or certifications by a design professional related to systems, materials or equipment are specifically required of the Contractor by the Contract Documents, the Owner and the Architect will specify all performance and design criteria that such services must satisfy. The Contractor shall cause such services or certifications to be provided by a properly licensed design professional, whose signature and seal shall appear on all drawings, calculations, specifications, certifications, Shop Drawings and other submittals prepared by such professional and who shall comply with reasonable requirements of the Owner regarding qualifications and insurance. Shop Drawings and other submittals related to the Work designed or certified by such professional, if prepared by others, shall bear such professional's written approval when submitted to the Architect. The Owner and the Architect shall be entitled to rely upon the adequacy, accuracy and completeness of the services, certifications or approvals performed by such design professionals. Pursuant to this Subparagraph 3.12.10, the Architect will review, approve or take other appropriate action on submittals only for the limited purpose of checking for conformance with information given and the design concept expressed in the Contract Documents. The Contractor shall not be responsible for the adequacy of the performance or design criteria required by the Contract Documents.

        3.13    USE OF SITE

        3.13.1    The Contractor shall confine operations at the site to areas permitted by law, ordinances, permits and the Contract Documents and shall not unreasonably encumber the site with materials or equipment.

        3.14    CUTTING AND PATCHING

        3.14.1    The Contractor shall be responsible for cutting, fitting or patching required to complete the Work or to make its parts fit together properly.

        3.14.2    The Contractor shall not damage or endanger a portion of the Work or fully or partially completed construction of the Owner or separate contractors by cutting, patching or otherwise altering such construction, or by excavation. The Contractor shall not cut or otherwise alter such construction by the Owner or a separate contractor except with written consent of the Owner and of such separate contractor; such consent shall not be unreasonably withheld. The Contractor shall not unreasonably withhold from the Owner or a separate contractor the Contractor's consent to cutting or otherwise altering the Work.

        3.14.3    Existing structures and facilities, including but not limited to buildings, utilities, topography, streets, curbs, and walks, that are damaged or removed due to excavations or other construction work, shall be patched, repaired, or replaced by the Contractor to the satisfaction of the Architect, the owner of such structures or facilities, and governmental authorities require. If any such owner or any governmental authorities require that the repairing and patching be done with their own labor and/or materials, the Contractor shall abide by such regulations and it shall pay for such work.

        3.15    CLEANING UP

        3.15.1    The Contractor shall keep the premises and surrounding area free from accumulation of waste materials or rubbish caused by operations under the Contract. At the Owner's reasonable request and in any event completion of the Work, the Contractor shall remove from and about the Project waste materials, rubbish, the Contractor's tools, construction equipment, machinery and surplus materials.

        3.15.2    If the Contractor fails to clean up as provided in the Contract Documents, the Owner may do so and the cost thereof shall be charged to the Contractor.

        3.16    ACCESS TO WORK

        3.16.1    The Contractor shall provide the Owner and Architect access to the Work in preparation and progress wherever located.

        3.17    ROYALTIES, PATENTS AND COPYRIGHTS

        3.17.1    The Contractor shall pay all royalties and license fees. The Contractor shall defend suits or claims for infringement of copyrights and patent rights and shall hold the Owner and Architect harmless from loss on account thereof, but shall not be responsible for such defense or loss when a particular design, process or product of a particular manufacturer or manufacturers is required by the Contract Documents or where the copyright violations are contained in Drawings, Specifications or other documents prepared by the Owner or Architect. However, if the Contractor has reason to believe that the required design, process or product is an infringement of a copyright or a patent, the Contractor shall be responsible for such loss unless such information is promptly furnished to the Architect.

        3.18    INDEMNIFICATION

        3.18.1    To the full extent permitted by law, the Contractor shall indemnify and hold harmless the Owner, Architect, Architect's consultants, and agents and employees, successors and assigns of any of them ("Indemnitee") from and against all claims, damages, losses and expenses, direct or indirect or consequential, including but not limited to costs, design professional fees, and attorneys' fees incurred on such claims and in proving the right to indemnification, arising out of or resulting from any acts, omissions or negligence of the Contractor, a Subcontractor of any tier, their agents and, anyone directly or indirectly employed by them or anyone for whose acts they may be liable, ("Indemnitor"). Such obligation shall not be construed to negate, abridge, or reduce other rights or obligations of indemnity which would otherwise exist as to a party or person described in this Paragraph 3.18.

        3.18.1.1    The Contractor agrees to being added by the Owner or the Architect as a party to any arbitration or litigation with third parties in which the Owner or Architect alleges indemnification or contribution from the Contractor, any of its Subcontractors of any tier, any one directly or indirectly employed by any of them, or any one for whose acts any of them may be liable. The Contractor agrees that all of its Subcontractors of any tier will, in the subcontracts, similarly stipulate; in the event any does not, the Contractor shall be liable in place of such Subcontractor(s) of any tier. To the extent any portion of this indemnification provision is stricken by a court or arbitrator for any reason, all remaining provisions shall retain their vitality and effect.

        3.18.2    In claims against any person or entity indemnified under this Paragraph 3.18 by an employee of the Contractor, a Subcontractor, anyone directly or indirectly employed by them or anyone for whose acts they may be liable, the indemnification obligation under Subparagraph 3.18.1 shall not be limited by a limitation on amount or type of damages, compensation or benefits payable by or for the Contractor or a Subcontractor under workers' compensation acts, disability benefit acts or other employee benefit acts.

ARTICLE 4    ADMINISTRATION OF THE CONTRACT

        4.1    ARCHITECT

        4.1.1    The Architect is the person lawfully licensed to practice architecture or an entity lawfully practicing architecture identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The term "Architect" means the Architect or the Architect's authorized representative.

        4.1.2    Duties, responsibilities and limitations of authority of the Architect as set forth in the Contract Documents shall not be restricted, modified or extended without written consent of the Owner, Contractor and Architect. Consent shall not be unreasonably withheld.

        4.1.3    If the employment of the Architect is terminated, the Owner shall employ a new Architect whose status under the Contract Documents shall be that of the former Architect.

        4.2    ARCHITECT'S ADMINISTRATION OF THE CONTRACT

        4.2.1    The Architect will provide certain administration of the Contract as described in the Contract Documents, (1) during construction, (2) until final payment is due and (3) with the Owner's concurrence, from time to time during the one-year period for correction of Work described in Paragraph 12.2. The Architect is not the agent of the Owner and will have authority to act on behalf of the Owner only to the extent provided in the Contract Documents, unless otherwise modified in writing in accordance with other provisions of the Contract.

        4.2.2    The Architect, as a representative of the Owner, will visit the site at intervals appropriate to the stage of the Contractor's operations (1) to become generally familiar with and to keep the Owner informed about the progress and quality of the portion of the Work completed, (2) to endeavor to guard the Owner against defects and deficiencies in the Work, and (3) to determine in general if the Work is being performed in a manner indicating that the Work, when fully completed, will be in accordance with the Contract Documents. However, the Architect will not be required to make exhaustive or continuous on-site inspections to check the quality or quantity of the Work. Neither the Architect nor the Owner will have control over or charge of, or be responsible for, the construction means, methods, techniques, sequences or procedures, or for the safety precautions and programs in connection with the Work, since these are solely the Contractor's rights and responsibilities under the Contract Documents, except as provided in Subparagraph 3.3.1.

        4.2.3    The presence of the Architect or the Owner at the site shall not in any manner be constructed as assurance that the Work is completed in compliance with the Contract Documents, nor as evidence that any requirement of the Contract Documents of any kind, including notice, has been met or waived. Neither the Architect nor the Owner will be responsible for the Contractor's failure to perform the Work in accordance with the requirements of the Contract Documents. Neither the Architect nor the Owner will have control over or charge of and be responsible for acts or omissions of the Contractor, Subcontractors, or their agents or employees, or any other persons or entities performing portions of the Work or deal with any disputes between the Contractor and third parties.

        4.2.4    Communications Facilitating Contract Administration.    Except as otherwise provided in the Contract Documents or when direct communications have been specially authorized, the Owner and Contractor shall endeavor to communicate with each other through the Architect about matters arising out of or relating to the Contract. Communications by and with the Architect's consultants shall be through the Architect. The Contractor shall provide the Owner with a direct copy of all written communications, including, all notices, claims, and potential changes in the GMP or Contract Time. Communications by and with Subcontractors and material suppliers shall be through the Contractor. Communications by and with separate contractors shall be through the Owner.

        4.2.5    Based on the Architect's evaluations of the Contractor's Applications for Payment, the Architect will review and certify the amounts due the Contractor and will issue Certificates for Payment in such amounts.

        4.2.6    The Architect will have authority to reject Work that does not conform to the Contract Documents. Whenever the Architect considers it necessary or advisable, the Architect will have authority to require inspection or testing of the Work in accordance with Subparagraphs 13.5.2 and 13.5.3, whether or not such Work is fabricated, installed or completed. However, neither this authority of the Architect nor a decision made in good faith either to exercise or not to exercise such authority shall give rise to a duty or responsibility of the Owner or the Architect to the Contractor, Subcontractors, material and equipment suppliers, their agents or employees, or other persons or entities performing portions of the Work.

        4.2.7    The Architect will review and approve or take other appropriate action upon the Contractor's submittals such as Shop Drawings, Product Data and Samples, but only for the limited purpose of checking for conformance with information given and the design concept expressed in the Contract Documents. The Architect's action will be taken with such reasonable promptness as to cause no delay in the Work or in the activities of the Owner, Contractor or separate contractors, while allowing sufficient time in the Architect's professional judgment to permit adequate review. Review of such submittals is not conducted for the purpose of determining the accuracy and completeness of other details such as dimensions and quantities, or for substantiating instructions for installation or performance of equipment or systems, all of which remain the responsibility of the Contractor as required by the Contract Documents. The Architect's review of the Contractor's submittals shall not relieve the Contractor of the obligations under Paragraphs 3.3, 3.5 and 3.12. The Architect's review shall not constitute approval of safety precautions or, unless otherwise specifically stated by the Architect, of any construction means, methods, techniques, sequences or procedures. The Architect's approval of a specific item shall not indicate approval of an assembly of which the item is a component.

        4.2.8    The Architect will prepare Change Orders and Construction Change Directives, and may authorize minor changes in the Work as provided in Paragraph 7.4.

        4.2.9    The Architect will conduct observations, make recommendations, and otherwise assist the owner in determining the date or dates of Substantial Completion and the date of Final Completion, will receive and forward to the Owner, for the Owner's review and records, written warranties and related documents required by the Contract and assembled by the Contractor, and will issue a final Certificate for Payment upon compliance with the requirements of the Contract Documents.

        4.2.10    If the Owner and Architect agree, the Architect will provide one or more project representatives to assist in carrying out the Architect's responsibilities at the site. The duties, responsibilities and limitations of authority of such project representatives shall be as set forth in an exhibit to be incorporated in the Contract Documents.

        4.2.11    The Architect will interpret and decide matters concerning performance under and requirements of, the Contract Documents on written request of either the Owner or Contractor. The Architect's response to such requests will be made in writing within any time limits agreed upon or otherwise with reasonable promptness. If no agreement is made concerning the time within which interpretations required of the Architect shall be furnished in compliance with this Paragraph 4.2, then delay shall not be recognized on account of failure by the Architect to furnish such interpretations until 15 days after written request is made for them.

        4.2.12    Interpretations and decisions of the Architect will be consistent with the requirements of and reasonably inferable from the Contract Documents and will be in writing or in the form of drawings.

        4.2.13    The Architect's decisions on matters relating to aesthetic effect will be final if consistent with the intent expressed in the Contract Documents and agreeable to the Owner.

        4.3    CLAIMS AND DISPUTES

        4.3.1    Definition.    A Claim is a demand or assertion by one of the parties seeking, as a matter of right, adjustment of Contract terms, payment of money, extension of time or other relief with respect to the terms of the Contract. The term "Claim" also includes other disputes and matters in question between the Owner and Contractor arising out of or relating to the Contract. Claims must be made in writing and include the information and substantiation required by the Contract. The responsibility to substantiate Claims shall rest with the party making the Claim. A notice of potential or future Claim does not constitute a Claim.

        4.3.2    Time Limits on Claims.    Claims by either party must be initiated within 21 days after occurrence of the event giving rise to such Claim or within 21 days after the claimant first recognizes the condition giving rise to the Claim, whichever is later. Claims must be initiated by written notice to the Architect and the Owner and the other party.

        4.3.3    Continuing Contract Performance.    Pending final resolution of a Claim including mediation and litigation except as otherwise agreed in writing or as provided in Subparagraph 9.7.1 and Article 14, the Contractor shall proceed diligently with performance of the Contract and maintain the Contractor's construction schedule and the Owner shall continue to make payments in accordance with the Contract Documents.

        4.3.3.1    Final payment of Contractor.    Acceptance of final payment by the Contractor shall constitute a waiver of Claims as described in Subparagraph 9.10.5.

        4.3.3.2    Change Orders.    The execution of a Change Order shall constitute a waiver of Claims by the Contractor arising out of the Work to be performed or deleted pursuant to the Change Order, except as specifically in the Change Order. General reservations of rights will be deemed waived and void.

        4.3.4    Claims for Concealed or Unknown Conditions.    If conditions are encountered at the site which are (1) subsurface or otherwise concealed physical conditions which differ materially from those indicated in the Contract Documents or (2) unknown physical conditions of an unusual nature, which differ materially from those ordinarily found to exist and generally recognized as inherent in construction activities of the character provided for in the Contract Documents, then the contractor shall give written notice to the Owner and submit any proposed changes to the GMP and/or Contract Time promptly before conditions are disturbed and in no event later than seven (7) days after first observance of the conditions. The Architect will promptly investigate such conditions and, if they differ materially and cause an increase or decrease in the Contractor's cost of, or time required for, performance of any part of the Work, will recommend an equitable adjustment in the Contract Sum or Contract Time, or both. If the Architect determines that the conditions at the site are not materially different from those indicated in the Contract Documents and that no change in the terms of the Contract is justified, the Architect shall so notify the Owner and Contractor in writing, stating the reasons. Any Claim of the Contractor arising from the Architect's determination shall be made in accordance with the dispute resolution procedure in Paragraph 4.4. No increase to the GMP or Contract Time shall be allowed if the Contractor knew or reasonably should have known of the concealed conditions prior to its executing the Contract.

        4.3.5    Claims for Additional Cost.    If the Contractor wishes to make Claim for an increase in the Contract Sum, the Claim for additional cost shall be made according to Paragraph 4.4 and shall be given before proceeding to execute the Work, or it will be waived. Prior notice is not required for Claims relating to an emergency endangering life or property arising under Paragraph 10.6. In the event that work is shown on Drawings but not contained in Specifications, it will be assumed the work as shown shall be provided at no change in the GMP or Contract Time, according to specifications to be issued by the Architect. The Contractor shall not be entitled to an increase in the GMP or Contract Time arising out of an error or conflict where the Contractor failed adequately to review the Contract Documents and timely to report the error or conflict to the Architect.

        4.3.6    If the Contractor believes additional cost is involved for reasons including but not limited to (1) a written interpretation from the Architect, (2) an order by the Owner to stop the Work where the Contractor was not at fault, (3) a written order for a minor change in the Work issued by the Architect, (4) failure of payment by the Owner, (5) termination of the Contract by the Owner, (6) Owner's suspension or (7) other reasonable grounds, Claim shall be filed in accordance with Paragraph 4.4.

        4.3.7    Claims for Additional Time

        4.3.7.1    If the Contractor wishes to make Claim for an increase in the Contract Time, a written Claim as provided herein shall be made. The Contractor's Claim shall include an estimate of cost and of probable effect of delay on progress of the Work. In the case of a continuing delay only one Claim is necessary.

        4.3.7.2    If adverse weather conditions are the basis for a Claim for additional time, such Claim shall be documented by data substantiating that weather conditions were abnormal for the period of time, could not have been reasonably anticipated and had an adverse effect on the scheduled construction and that either the Work was on schedule (or not behind schedule through the fault of the Contractor) at the time the adverse weather conditions occurred or the adverse effect on the schedule construction would have occurred whether or not the Work was on schedule.

        4.3.8    Injury or Damage to Person or Property.    If either party to the Contract suffers injury or damage to person or property because of an act or omission of the other party, or of others for whose acts such party is legally responsible, written notice of such injury or damage, whether or not insured, shall be given to the other party within a reasonable time not exceeding seven (7) days after discovery. The notice shall provide sufficient detail to enable the other party to investigate the matter. This Subparagraph does not apply to Claims, damages for additional costs, acceleration, or delay.

        4.3.9    If unit prices are stated in the Contract Documents or subsequently agreed upon, and if quantities originally contemplated are materially changed in a proposed Change Order or Construction Change Directive so that application of such unit prices to quantities of Work proposed will cause substantial inequity to the Owner or Contractor, the applicable unit prices shall be equitably adjusted.

        4.4    RESOLUTION OF CLAIMS AND DISPUTES

        4.4.1    Decision of Architect.    Claims, including those alleging an error or omission by the Architect but excluding those arising under Paragraphs 10.3 through 10.5, shall be referred initially to the Architect for decision if the claimant first recognizes the claim prior to the date of final payment. An initial decision by the Architect shall be required as a condition precedent to mediation, arbitration or litigation of all Claims between the Contractor and Owner arising prior to the date final payment is due, unless 30 days have passed after the Claim has been referred to the Architect with no decision having been rendered by the Architect. The Architect will not decide disputes between the Contractor and persons or entities other than the Owner.

        4.4.2    The Architect will review Claims and within ten days of the receipt of the Claim take one or more of the following actions: (1) request additional supporting data from the claimant or a response with supporting data from the other party, (2) reject to Claim in whole or in part, (3) approve the Claim, (4) suggest a compromise, or (5) advise the parties that the Architect is unable to resolve the Claim if the Architect lacks sufficient information to evaluate the merits of the Claim or if the Architect concludes that, in the Architect's sole discretion, it would be inappropriate for the Architect to resolve the Claim.

        4.4.3    In evaluating Claims, the Architect may, but shall not be obligated to, consult with or seek information from either party or from persons with special knowledge or expertise who may assist the Architect in rendering a decision. The Architect may request the Owner to authorize retention of such persons at the Owner's expense.

        4.4.4    If the Architect requests a party to provide a response to a Claim or to furnish additional supporting data, such party shall respond, within ten days after receipt of such request, and shall either provide a response on the requested supporting data, advise the Architect when the response or supporting data will be furnished or advise the Architect that no supporting data will be furnished.

Upon receipt of the response or supporting data, if any, the Architect will either reject or approve the Claim in whole or in part.

        4.4.5    The Architect will approve or reject Claims by written decision, which shall state the reasons therefor and which shall notify the parties of any change in the Contract Sum or Contract Time or both. The approval or rejection of a Claim by the Architect shall be final and binding on the parties but subject to mediation and arbitration.

        4.4.6    When a written decision of the Architect states that (1) the decision is final but subject to mediation and arbitration and (2) subject to Paragraph 4.6 a demand for arbitration of a Claim covered by such decision must be made within 30 days after the date on which the party making the demand receives the final written decision, then failure to demand arbitration within said 30 days' period shall result in the Architect's decision becoming final and binding upon the Owner and Contractor. If the Architect renders a decision after arbitration proceedings have been initiated, such decision may be entered as evidence, but shall not supersede arbitration proceedings unless the decision is acceptable to all parties concerned.

        4.4.7    Upon receipt of a Claim against the Contractor or at any time thereafter, the Architect or the Owner may, but is not obligated to, notify the surety, if any, of the nature and amount of the Claim. If the Claim relates to a possibility of a Contractor's default, the Architect or the Owner may, but is not obligated to, notify the surety and request the surety's assistance in resolving the controversy.

        4.4.8    If a Claim relates to or is the subject of a mechanic's lien, the party asserting such Claim may proceed in accordance with applicable law to comply with the lien notice or filing deadlines prior to resolution of the Claim by the Architect, by mediation or by arbitration.

        4.5    MEDIATION

        4.5.1    Any Claim arising out of or related to the Contract, except Claims relating to aesthetic effect and except those waived as provided for in Subparagraphs 4.3.10, 9.10.4 and 9.10.5 shall, after initial decision by the Architect or 30 days after submission of the Claim to the Architect, be subject to mediation as a condition precedent to arbitration or the institution of legal or equitable proceedings by either party.

        4.5.2    The parties shall endeavor to resolve their Claims by mediation which, unless the parties mutually agree otherwise, shall be in accordance with the Construction Industry Mediation Rules of the American Arbitration Association currently in effect. Request for mediation shall be filed in writing with the other party to the Contract and with the American Arbitration Association. The request may be made concurrently with the filing of a demand for arbitration but, in such event, mediation shall proceed in advance of arbitration or legal or equitable proceedings, which shall be stayed pending mediation for a period of 60 days from the date of filing, unless stayed for a longer period by agreement of the parties or court order.

        4.5.3    The parties shall share the mediator's fee and any filing fees equally. The mediation shall be held in the place where the Project is located, unless another location is mutually agreed upon. Agreements reached in mediation shall be enforceable as settlement agreements in any court having jurisdiction thereof. In no event shall any mediator in connection with a Claim be permitted to serve as an arbitrator for that, or any other, Claim that is not resolved pursuant to mediation.

        4.6    ARBITRATION

        4.6.1    Any Claim arising out of or related to the Contract, except Claims relating to aesthetic effect and except those waived as provided for in Subparagraphs 9.10.4 and 9.10.5, shall be decided by arbitration in accordance with the Construction Industry Arbitration Rules of the American Arbitration Association then in effect, subject to the limitations and restrictions stated in this Paragraph 4.6. Contractor shall continue its Work during resolution of any dispute.

        4.6.2    Upon written agreement to arbitrate, the arbitration panel shall consist of three (3) persons who have availability to allow the arbitration to proceed with continuous sessions until conclusion. The Owner and Contractor shall each select one (1) nonlawyer member of the panel from a list of potential arbitrators; provided however, that (i) such third member shall be a lawyer, that has not been previously employed by either party or any affiliate of either party and (ii) if the Owner and Contractor are unable to agree on a third arbitrator within thirty (30) days following the first issuance of a list of potential arbitrators by the American Arbitration Association, then the arbitrators who have been previously designated by the Owner and the Contractor shall promptly select the third member of the panel. The parties shall apply to the arbitrators for relevant discovery under the Federal Rules of Civil Procedure which the arbitrators shall be authorized to order. Either party may request that the arbitrators' award include findings of fact and conclusions of law.

        4.6.3    Notice of the demand for arbitration shall be filed in writing with the other party to the Contract and with the American Arbitration Association, and a copy shall be filed with the Architect. In no event shall it be made after the date when institution of legal or equitable proceedings based on such Claim would be barred by the applicable statute of limitations.

        4.6.4    Limitation on Consolidation or Joinder.    The American Arbitration Association may join to any arbitration under this Contract an entity not a party to this Contract or other arbitrations involving this Project who has consented to such joinder. If such joinder is necessary to a complete resolution of any common issues of law or fact.

        4.6.5    Claims and Timely Assertion of Claims.    The party filing a notice of demand for arbitration must assert in the demand all Claims then known to that party on which arbitration is permitted to be demanded.

        4.6.6    Judgment on Final Award.    The award rendered by the arbitrator or arbitrators shall be final, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof. Within fifteen (15) days of receipt of the written findings of fact and conclusions of law, either party will have the right to file with the arbitrators and serve on the other party a written motion to reconsider. The arbitrators may request the nonmoving or responding party to file a written response within ten (10) days after receipt of that request, and the arbitrators thereupon will reconsider the issues raised by the motion and response (if any) and either confirm or alter their decision, which will then be final, binding, and conclusive upon the parties. The cost of such motion for reconsideration and written opinion of the arbitrators, including attorneys' fees, will be awarded against the moving party if it does not prevail.

ARTICLE 5    SUBCONTRACTORS

        5.1    DEFINITIONS

        5.1.1    A Subcontractor is a person or entity who has a direct contract with the Contractor to perform a portion of the Work at the site or to supply materials or equipment. The term "Subcontractor" is referred to throughout the Contract Documents as if singular in number and means a Subcontractor or an authorized representative of the Subcontractor. The term "Subcontractor" does not include a separate contractor or subcontractors of a separate contractor.

        5.1.2    A Sub-subcontractor is a person or entity who has a direct or indirect contract with a Subcontractor to perform a portion of the Work at the site. The term "Sub-subcontractor" is referred to throughout the Contract Documents as if singular in number and means a Sub-subcontractor or an authorized representative of the Sub-subcontractor.

        5.1.3    A Subcontractor of any tier is a Subcontractor or a Sub-subcontractor.

        5.2    AWARD OF SUBCONTRACTS AND OTHER CONTRACTS FOR PORTIONS OF THE WORK

        5.2.1    No later than ten (10) days following the full execution of this Agreement, the Contractor, shall furnish in writing to the Owner and the Architect (i) the names, trade, and subcontract amount for each subcontractor, and (ii) the names of all persons or entities proposed as manufacturers of the products identified in the Specifications (including those who are to furnish materials or equipment fabricated to a special design) and where applicable, the name of the installing subcontractor. No action or inaction by the owner or Architect in response to receipt of the names of the proposed Subcontractors of any tier shall constitute approval of any Subcontractor of any tier of its performance. The Architect will promptly reply to the Contractor in writing stating whether or not the Owner or the Architect, after due investigation, has reasonable objection to any such proposed person or entity. Failure of the Owner or Architect to reply promptly shall constitute notice of no reasonable objection.

        5.2.2    The Contractor shall not contract with a proposed person or entity to whom the Owner or Architect has made reasonable and timely objection. The Contractor shall not be required to contract with anyone to whom the Contractor has made reasonable objection.

        5.2.3    If the Owner or Architect has reasonable objection to a person or entity proposed by the Contractor, the Contractor shall propose another to whom the Owner or Architect has no reasonable objection. If the proposed but rejected Subcontractor was reasonably capable of performing the Work, the Contract Sum and Contract Time shall be increased or decreased by the difference, if any, occasioned by such change, and an appropriate Change Order shall be issued before commencement of the substitute Subcontractor's Work. However, no increase in the Contract Sum or Contract Time shall be allowed for such change unless the Contractor has acted promptly and responsively in submitting qualified names as required.

        5.2.4    The Contractor shall not change a Subcontractor, person or entity previously selected if the Owner or Architect makes reasonable objection to such substitute. If the Owner reasonably concludes that any portion of the Work subcontracted by the Contractor is not being prosecuted in accordance with the Contract Documents, the Contractor shall, upon reasonable request of the Owner (having first given the contractor reasonable opportunity to cure the poor work performance), remove the Subcontractor of any tier performing such work. Such a removal shall not relieve the Contractor of its responsibility for the performance of the Work or complying with all of the requirements of the Contract within the GMP and Contract Time.

        5.3    SUBCONTRACTUAL RELATIONS

        5.3.1    By appropriate agreement, written where legally required for validity, the Contractor shall require each Subcontractor, to the extent of the Work to be performed by the Subcontractor, to be bound to the Contractor by terms of the Contract Documents, and to assume toward the Contractor all the obligations and responsibilities, including the responsibility for safety of the Subcontractor's Work, which the Contractor, by these Documents, assumes toward the Owner and Architect. Each subcontract agreement shall preserve and protect the rights of the Owner and Architect under the Contract Documents with respect to the Work to be performed by the Subcontractor so that subcontracting thereof will not prejudice such rights, and shall allow to the Subcontractor, unless specifically provided otherwise in the subcontract agreement, the benefit of all rights, remedies and redress against the Contractor that the Contractor, by the Contract Documents, has against the Owner. Where appropriate, the Contractor shall require each Subcontractor to enter into similar agreements with Sub-subcontractors. The Contractor shall make available to each proposed Subcontractor, prior to the execution of the subcontract agreement, copies of the Contract Documents to which the Subcontractor will be bound, and, upon written request of the Subcontractor, identify to the Subcontractor terms and conditions of the proposed subcontract agreement which may be at variance with the Contract

Documents. Subcontractors will similarly make copies of applicable portions of such documents available to their respective proposed Sub-subcontractors.

        5.3.2    The Contractor shall schedule, supervise, and coordinate the operations of all Subcontractors of any tier. No subcontracting of any of the Work shall relieve the Contractor from its responsibility for the performance of the Work in accordance with the Contract Documents or from its responsibility for the performance of any other of its obligations under the Contract Documents.

        5.3.3    All subcontracts shall be in writing in such form and substance as approved by the Owner, and shall specifically provide that the Owner is an intended third party beneficiary of such subcontract.

        5.4    CONTINGENT ASSIGNMENT OF SUBCONTRACTS

        5.4.1    Each subcontract agreement for a portion of the Work is assigned by the Contractor to the Owner provided that:

  .1
  assignment is effective only after termination of the Contract by the Owner pursuant to Paragraph 14.2 or 14.3 and only for those subcontract agreements which the Owner accepts by notifying the Subcontractor and Contractor in writing; and

  .2
  assignment is subject to the prior rights of the surety, if any, obligated under bond relating to the Contract.

        5.5    LIENS

        5.5.1    The Contractor shall promptly pay (and secure the discharge of any liens asserted by) or provide an acceptable surety bond for recorded liens asserted by all persons furnishing labor, equipment, materials or other items in connection with the performance of the Work (including, but not limited to, any Subcontractors of any tier) to the extent that the Owner has made payment for such persons. The Contractor shall furnish to the Owner such release of claims, surety bonds and other documents as may be requested by the Owner from time to time evidence such payment (and discharge) or bonding in lieu of lien payment and discharge.

        5.5.2    The Contractor shall defend, indemnify and hold harmless the Owner from all damages, claims, losses, liabilities, costs and expenses arising from or relating directly or indirectly to any liens, including without limitation, all architect's and attorneys' fees.

ARTICLE 6    CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS

        6.1    OWNER'S RIGHT TO PERFORM CONSTRUCTION AND TO AWARD SEPARATE CONTRACTS

        6.1.1    The Owner reserves the right to perform construction or operations related to the Project with the Owner's own forces, and to award separate contracts in connection with other portions of the Project or other construction or operations on the site under Conditions of the Contract identical or substantially similar to these including those portions related to insurance and waiver or subrogation. If the Contractor claims that delay or additional cost is involved because of such action by the Owner, the Contractor shall make such Claim as provided in Paragraph 4.3.

        6.1.2    When separate contracts are awarded for different portions of the Project or other construction or operations on the site, the term "Contractor" in the Contract Documents in each case shall mean the Contractor who executes each separate Owner-Contractor Agreement.

        6.1.3    The Owner shall provide for coordination of the activities of the Owner's own forces and of each separate contractor with the Work of the Contractor, who shall cooperate with them. The Contractor shall participate with other separate contractors and the Owner in reviewing their construction schedules when directed to do so. The Contractor shall make any revisions to the construction schedule deemed necessary after a joint review and mutual agreement. The construction schedules shall then constitute the schedules to be used by the Contractor, separate contractors and the Other until subsequently revised.

        6.1.4    Unless otherwise provided in the Contract Documents, when the Owner performs construction or operations related to the Project with the Owner's own forces, the Owner shall be deemed to be subject to the same obligations and to have the same rights which apply to the Contractor under the Conditions of the Contract, including, without excluding others, those stated in Article 3, this Article 6 and Articles 10, 11 and 12.

        6.2    MUTUAL RESPONSIBILITY

        6.2.1    The Contractor shall afford the Owner and separate contractors reasonable opportunity for introduction and storage of their materials and equipment and performance of their activities, and shall connect and coordinate the Contractor's construction and operations with theirs as required by the Contract Documents.

        6.2.2    If part of the Contractor's Work depends for proper execution or results upon construction or operations by the Owner or a separate contractor, the Contractor shall, prior to proceeding with that portion of the Work, promptly report to the Architect apparent discrepancies or defects in such other construction that would render it unsuitable for such proper execution and results. Failure of the Contractor so to report shall constitute an acknowledgment that the Owner's or separate contractor's completed or partially completed construction is fit and proper to receive the Contractor's Work, except as to defects not then reasonably discoverable.

        6.2.3    The Owner shall be reimbursed by the Contractor for costs incurred by the Owner which are payable to a separate contractor because of delays, improperly timed activities or defective construction of the Contractor. The Owner shall be responsible to the Contractor for costs incurred by the Contractor because of delays, improperly timed activities, damage to the Work or defective construction of a separate contractor.

        6.2.4    The Contractor shall promptly remedy damage caused by the Contractor to completed or partially completed construction or to property of the Owner or separate contractors as provided in Subparagraph 10.2.5.

        6.2.5    The Owner and each separate contractor shall have the same responsibilities for cutting and patching as are described for the Contractor in Subparagraph 3.1.4.

        6.3    OWNER'S RIGHT TO CLEAN UP

        6.3.1    If a dispute arises among the Contractor, separate contractors and the Owner as to the responsibility under their respective contracts for maintaining the premises and surrounding area free from waste materials and rubbish, the Owner may clean up and the Architect will allocate the cost among those responsible.

ARTICLE 7    CHANGES IN THE WORK

        7.1    GENERAL

        7.1.1    Changes in the Work may be accomplished after execution of the Contract, and without invalidating the Contract solely, by Change Order, Construction Change Directive or order for minor change in the Work, subject to the limitations stated in this Article 7 and elsewhere in the Contract Documents.

        7.1.2    A Change Order shall be based upon agreement among the Owner, Contractor and Architect; a Construction Change Directive requires agreement by the Owner and Architect and may or may not be agreed to by the Contractor; an order for a minor change in the Work may be issued by the Architect alone.

        7.1.3    Changes in the Work shall be performed under applicable provisions of the Contract Documents, and the Contractor shall proceed promptly, unless otherwise provided in the Change Order, Construction Change Directive or order for a minor change in the Work.

        7.1.5    A "minor change in the work" referenced above is a change which has no direct or indirect effect upon the GMP or Contract Time and includes, but is not limited to, a supplemental instruction.

        7.1.6    Before effectuating a change in the Work, the Owner may request the Contractor to propose the amount of change in the GMP, if any, and the amount of change in the Contract Time, if any, arising from a proposed change in the Work. The Contractor shall submit its responsive proposal as soon as possible and shall in good faith specify the components and amounts by which the GMP and/or Time would change. The Contractor's responsive proposal may include a reasonable deadline for response. If the Contractor fails to respond within this time the owner may withhold some or all of a Progress Payment otherwise due until the tardy proposal is received. The Owner may accept the proposal in writing, in which case it will be included in a future Change Order, and the changes in the Work may commence immediately. The Owner may reject the proposal, in which case the Owner may either not effectuate the change or may order the change through a Construction Change Directive or supplemental instruction or an order for a minor change in the Work.

        7.2    CHANGE ORDERS

        7.2.1    A Change Order is a written instrument prepared by the Architect and signed by the Owner, Contractor and Architect, stating their agreement upon all of the following:

  .1
  change in the Work;

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  the amount of the adjustment, if any, in the Contract Sum; and

  .3
  the extent of the adjustment, if any, in the Contract Time.

        7.2.2    Methods used in determining adjustments to the Contract Sum may include those listed in Subparagraph 7.3.3.

        7.2.3    Agreement on any Change Order shall constitute a final settlement of all matters relating to the Change in the Work that is subject of the Change Order, including without limitation, all direct and indirect costs associated with such change and any and all adjustments to the Contract Sum and the Construction Schedule.

        7.3    CONSTRUCTION CHANGE DIRECTIVES

        7.3.1    A Construction Change Directive is a written order prepared by the Architect and signed by the Owner and Architect, directing a change in the Work prior to agreement on adjustment, if any, in the Contract Sum or Contract Time, or both. The Owner may by Construction Change Directive, without invalidating the Contract, order changes in the Work within the general scope of the Contract consisting of additions, deletions or other revisions, the Contract Sum and Contract Time being adjusted accordingly.

        7.3.2    A Construction Change Directive shall be used in the absence of total agreement on the terms of a Change Order.

        7.3.3    If the Construction Change Directive provides for an adjustment to the Contract Sum, the adjustment shall be based on one of the following methods:

  .1
  mutual acceptance of a lump sum properly itemized and supported by sufficient substantiating data to permit evaluation;

  .2
  unit prices stated in the Contract Documents or subsequently agreed upon;

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  cost to be determined in a manner agreed upon by the parties and a mutually acceptable fixed or percentage fee; or

  .4
  as provided in Subparagraph 7.3.6.

        7.3.4    Upon receipt of a Construction Change Directive, the Contractor shall promptly proceed with the change in the Work involved as soon as possible, and no later than within seven days of receipt, the Contractor shall advise the Architect of the Contractor's agreement or disagreement with the cost or the method, if any, provided in the Construction Change Directive for determining the proposed adjustment in the Contract Sum or Contract Time. The Contractor's notice shall reasonably specify the reasons for its disagreement and the amount or other items that it proposes. Without such timely written notice, the Contractor shall conclusively be deemed to have accepted the Owner's adjustment. The Contractor's disagreement shall in no way relieve the Contractor of its obligation to comply promptly with any written notice issued by the Owner or Architect. The adjustment shall then be determined by the Architect on the basis of reasonable expenditures and savings of those performing the Work attributable to the change, in strict accordance with this subparagraph and other applicable provisions of the Contract Documents.

        7.3.5    A Construction Change Directive signed by the Contractor indicates the agreement of the Contractor therewith, including adjustment in Contract Sum and Contract Time or the method for determining them. Such agreement shall be effective immediately and shall be recorded as a Change Order.

        7.3.6    If the Contractor disagrees pursuant to Subparagraph 7.3.4 or if cost is to be determined under clause 7.3.3.3 the Contractor shall keep and present, in such form as the Architect may prescribe, an itemized accounting together with supporting data in order to facilitate checking of such quotations, all proposals, except those so minor that their propriety can be seen by inspection shall be accompanied by complete itemization of costs, including labor, materials and subcontract costs. Labor and materials shall be itemized in the manner described in Paragraph 7.5. Costs in excess of $1000 from Subcontractors of any tier shall also be itemized. Approval may not be given without such itemization. Failure to provide data with 21 days of the Architect's request shall constitute waiver of any Claim for changes in the Contract Time or GMP. The total cost of any change including a Claim under Paragraph 4.3 or 4.4 shall be limited to the reasonable value as determined by the Architect (subject to appeal through the dispute resolution procedure of Paragraph 4.4) of the items in Paragraph 7.5. The Architect may confer directly with Subcontractors of tier concerning any item chargeable to the Owner under this Article to confirm balances due and to obtain sworn statements or lien waivers.

        7.3.7    The amount of credit to be allowed by the Contractor to the Owner for a deletion or change which results in a net decrease in the Contract Sum shall be actual net cost as confirmed by the Architect. When both additions and credits covering related Work or substitutions are involved in a change, the allowance for overhead and profit shall be figured on the basis of net increase, if any, with respect to that change.

        7.3.8    Pending final determination of the total cost of a Construction Change Directive to the Owner, amounts not in dispute for such change in the Work shall be included in Applications for Payment accompanied by a Change Order indicating the parties' agreement with part or all of such costs. For any portion of such cost that remains in dispute, the Architect will make an interim determination for purposes of monthly certification for payment for those costs. That determination of cost shall adjust the Contract Sum on the same basis as a Change Order, subject to the right of either party to disagree and assert a claim in accordance with Article 4.

        7.3.9    When the Owner and Contractor agree with the determination made by the Architect concerning the adjustments in the Contract Sum and Contract Time, or otherwise reach agreement upon the adjustments, such agreement shall be effective immediately and shall be recorded by preparation and execution of an appropriate Change Order.

        7.4    MINOR CHANGES IN THE WORK

        7.4.1    The Architect and/or the Owner will have authority to order minor changes in the Work not involving adjustment in the Contract Sum or extension of the Contract Time and not inconsistent with the intent of the Contract Documents. Such changes shall be effected by written order and shall be binding on the Owner and Contractor. The Contractor shall carry out such written orders promptly.

        7.5    PRICING COMPONENTS

        7.5  The value of any changed Work or of any Claim for an increase or decrease in the GMP shall be limited to the following components:

        7.5.1    Direct labor costs:  These are the labor costs determined by either the estimated or actual number of additional craft hours and the hourly cost necessary to perform the change in the Work, or the unit labor costs applied to the material quantities and extended provided the unit labor costs are developed from the above craft hour cost, whichever is applicable, according to industry practice.

        7.5.2    Direct material costs:  This is an itemization of the quantity cost of additional materials necessary to perform the change of Work. These costs shall be by the unit cost applied to the quantity and extended. The unit cost shall be based upon the net cost after all discounts or rebates, freight costs, express charges or special delivery costs when applicable. No lump sum costs will be allowed except when approved in advance by the Owner.

        7.5.3    Construction equipment usage costs:  This is an itemization of the actual length of time construction equipment appropriate for the Work will be used solely on the change in the Work at the site times the applicable rental cost as established by the lower of the prevailing rate published in The Rental Rate Blue Book by Data Quest, San Jose, California, or the actual rate paid as evidenced by rental receipts. Actual, reasonable mobilization costs are permitted if the equipment is brought to the Site solely for the change in the Work.

        If more than one rate is applicable, the lowest rate will be utilized. The rates in effect at the time of the performance of the Change work are the maximum rates allowable for equipment of modern design and in good working condition and include full compensation for furnishing all fuel, oil, lubrication, repairs, maintenance and insurance. Equipment not of modern design and/or not in good working condition will have lower rates. Hourly, weekly, and/or monthly rates, as appropriate will be applied to yield the lowest total cost. The rate for equipment necessarily standing by for future use on the Work shall be 50% of the rate established above.

        If equipment is required for which a rental rate is not established by The Rental Rate Blue Book, an agreed rental rate shall be established for that equipment, which rate and use must be approved by the Architect prior to performing the Work.

        7.5.4    Cost of change in insurance premium. This is defined as the cost (expressed as a percentage) of any changes in the Contractor's liability insurance arising directly from the changed Work. Upon request, the Contractor shall provide the Owner with supporting documentation from its insurer of surety.

        7.5.5    Subcontractor costs:    These are payments the Contractor makes to Subcontractors for changed Work performed by Subcontractors. The Subcontractors' cost of Work shall be determined in the same manner as prescribed in this Subparagraph 7.5.

        7.5.6    Fee:  This is the allowance for all subcontracted overhead, profit and other costs, including all office, home office and site overhead (including project manner, project engineer, and superintendent's time) safety costs, taxes (other than sales tax) and hand and small tools, and includes delay and impact costs of any kind added to the total cost to the Owner of any Change Order. Construction Change Directive, Claim or any other claim of any kind on this Project. It shall be limited in all cases to the following schedule:

  .1
  Each Subcontractor shall receive from the Contractor no greater than 20% of the cost of any labor and materials supplied or work performed by its own forces.

        If a change in the Work involves both additive and deductive items, the appropriate Fee allowed will be added to the net difference of the items. If the net difference is negative, no Fee will be added to the negative figure as a further deduction.

ARTICLE 8 TIME

        8.1    DEFINITIONS

        8.1.1    Unless otherwise provided, Contract Time is the period of time, including authorized adjustments, allotted in the Contract Documents for Substantial Completion of the Work.

        8.1.2    The date of commencement of the Work is the date established in the Agreement.

        8.1.3    The date of Substantial Completion is the date certified by the Architect in accordance with Paragraph 9.8.

        8.1.4    The term "day" as used in the Contract Documents shall mean calendar day unless otherwise specifically defined.

        8.2    PROGRESS AND COMPLETION

        8.2.1    Time limits stated in the Contract Documents are of the essence of the Contract. By executing the Agreement the Contractor confirms that the Contract Time is a reasonable period for performing the Work.

        8.2.2    The Contractor shall not knowingly, except by agreement or instruction of the Owner in writing, prematurely commence operations on the site or elsewhere prior to the effective date of insurance required by Article 11 to be furnished by the Contractor and Owner. The date of commencement of the Work shall not be changed by the effective date of such insurance.

        8.2.3    The Contractor shall proceed expeditiously with adequate forces and shall achieve Substantial Completion within the Contract Time and shall achieve Final Completion within 30 days thereafter.

        8.2.4    The timely completion of the project is essential to QAD, Inc. Subject to Unavoidable Delays and Time Extensions as defined under 8.3 of this contract. Melchiori Construction Company shall achieve all Milestone Dates as set forth under Amendment No. 1 Article 11 of this agreement. Milestone dates cannot be established until completion of the Guaranteed Maximum Price with subcontractor input to overall project schedule. Specific Milestone Dates shall be as follows:

  •
  Certification of Basement Pad to begin Structural Excavation

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  Substantial Completion of Structural Concrete

  •
  Substantial Completion of Structural Steel

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  Substantial Completion of Exterior Shell

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  Substantial Completion of Interior Rough Framing

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  Substantial Completion of Interior Finishes

        The above established Milestone dates will be established under Amendment No. 1 Article 11. Liquidated damages of $250.00 per day will be included. Should any Subcontractor be obstructed or delayed in the completion of work by reason of unavoidable delay then subcontractor shall be entitled to an extension of time equal to said delay. It is not the intent of the Owner to execute these damages but rather to be used to control the schedule for subcontract work. Should overall Beneficial Occupancy date as noted under 8.2.5 below fail to be reached then Liquidated Damages associated with Milestone Dates under this section will not be assessed against Melchiori Construction Company and only those Liquidated Damages noted under 8.2.5 will apply. In addition should the Contractor fail to reach any of the above milestone dates, and by acceleration of the schedule achieve the overall Beneficial Occupancy date noted under Section 8.2.5, then all Liquidated Damages will be voided against Melchiori Construction Company. However, Liquidated Damages between Melchiori Construction Company and our Subcontractors shall still apply should it be deemed necessary to accelerate the schedule for the delay caused by the subcontractor.

        8.2.5    Owners shall have the right to occupy part of the building for completion of Fixtures, Furnishings and Equipment (FF&E). The work shall be deemed complete on the date upon which support systems are in place in order for QAD, Inc. to begin installation of all FF&E. Beneficial Occupancy Date will be achieved upon acceptance by public authorities having jurisdiction over the work. Beneficial Occupancy Date when established under Amendment No. 1 Article 11 will include a Fifteen (15) working day plus or minus allowance. Liquidated damages and a bonus clause of $500.00 per day will be applied on the 16th day prior to or after said Beneficial Occupancy date. Should Melchiori Construction Company be obstructed or delayed in the completion of work by reason of unavoidable delay then Contractor shall be entitled to an extension of time equal to said delay. Beneficial Occupancy Date shall not be confused with Substantial Completion Date. Substantial Completion shall continue to as defined under Amendment No. 1 Article 11 and will be achieved upon date certified by Project Architect in accordance with Article 9.8 of the General Conditions of the Contract for Construction.

        8.3    DELAYS AND EXTENSIONS OF TIME

        8.3.1    If the Contractor is delayed at any time in the commencement or progress of the Work by (1) an act or neglect of the Owner or Architect, or of an employee of either, or of a separate contractor employed by the Owner, or (2) by changes ordered in the Work, only to the extent reflected in approved Change Orders providing for specific extensions of the Contract time, or (3) by unanticipated abnormal weather (see paragraph 4.3.8.2) by unexpected industrywide labor disputes, fire, unusual delay in deliveries, governmental delay in the permitting process, unavoidable casualties or other causes beyond the Contractor's control, or by delay authorized by the Owner pending mediation and arbitration, or by other causes which the Architect determines may justify delay, then the Contract Time shall be extended by Change Order for such reasonable time as the Architect may determine consistent with the provisions of the Contract Documents.

        8.3.2    Claims relating to time shall be made in accordance with applicable provisions of Paragraph 4.3. That the Owner or Architect may be aware of the occurrence of the delay through means other than the Contractor's written notification shall not constitute a waiver of a timely or written notice or Claim.

        8.3.3    This Paragraph 8.3 does not preclude recovery of damages for delay by either party under other provisions of the Contract Documents. The Contractor shall not recover damages or an increase in the GMP from the Owner unless the owner's own actions or inactions were the actual, substantial cause of the delay, or the Contractor could reasonably have avoided the delay by the exercise of due diligence. If the delay has been caused by anyone other than QAD Inc., the Contractor may not seek delay damages from QAD Inc..

        8.3.4    The Contractor shall not in any event be entitled to damages arising out of actual or alleged loss of efficiency; morale, fatigue, attitude, or labor rhythm; constructive acceleration; home office overhead; expectant underrun; trade stacking; reassignment of workers; concurrent operations; dilution of supervision; learning curve, beneficial or joint occupancy; logistics; ripple; season change; extended overhead; profit upon damages for delay; impact damages; or similar damages.

ARTICLE 9 PAYMENTS AND COMPLETION

        9.1    CONTRACT SUM

        9.1.1    The Contract Sum is stated in the Agreement and, including authorized adjustments, is the total amount payable by the Owner to the Contractor for performance of the Work under the Contract Documents.

        9.2    SCHEDULE OF VALUES

        9.2.1    At least fourteen days before the first Application for Payment, the Contractor shall submit to the Architect a schedule of values allocated to various portions of the Work, prepared in such form and supported by such data to substantiate its accuracy as the Architect or the Owner may require. This schedule, unless objected to by the Architect or the Owner, shall be used as a basis for reviewing the Contractor's Applications for Payment.

        9.3    APPLICATIONS FOR PAYMENT

        9.3.1    At least ten days before the date established for the Owner to make each progress payment, the Contractor shall submit to the Owner an itemized Application for Payment for operations completed in accordance with the schedule of values. Such application shall be notarized, if required, and supported by such data substantiating the Contractor's right to payment as the Owner or Architect may require, such as copies of requisitions from Subcontractors and material suppliers, and reflecting retainage if provided for in the Contract Documents.

          9.3.1.1    As provided in Subparagraph 7.3.8, such applications may include requests for payment on account of changes in the Work which have been properly authorized by Construction Change Directives, or by interim determinations of the Architect, but not yet included in Change Orders.

          9.3.1.2    Such applications may not include requests for payment for portions of the Work for which the Contractor does not intend to pay to a Subcontractor or material supplier, because of a dispute or other reason unless such Work has been performed by others whom the Contractor intends to pay. If, after making a request for payment but before paying a Subcontractor for its performance covered by the payment request, the Contractor discovers that part or all of the payment otherwise due to the Subcontractor is subject to withholding from the Subcontractor under the subcontract for unsatisfactory performance, the Contractor may withhold the amount as allowed under the subcontract, but it shall give the Subcontractor, the Owner and the Architect written notice of the remedial actions that must be taken as soon as practicable after determining the cause for the withholding but before the due date for the Subcontractor payment, and pay the Subcontractor within eight working days after the Subcontractor satisfactorily completes the remedial action indemnified in the notice.

        9.3.2    Unless otherwise provided in the Contract Documents, payments shall be made on account of Project specific materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work. If approved in writing and in advance by the Owner, payment may similarly be made for materials and equipment stored off the site at a location agreed upon in writing. Payment for materials and equipment stored on or off the site shall be conditioned upon compliance by the Contractor with procedures satisfactory to the Owner including cost for Owner inspection to establish the Owner's title to such materials and equipment or otherwise protect the Owner's interest, and shall include the costs of applicable insurance, storage and transportation to the site for such materials and equipment stored off the site.

        9.3.3    The Contractor warrants that title to all Work covered by an Application for Payment will pass to the Owner no later than the time of payment. The Contractor further warrants that upon submittal of an Application for Payment all Work for which Certificates for Payment have been previously issued and payments received from the Owner shall, to the best of the Contractor's knowledge, information and belief, be free and clear of liens, claims, security interests or encumbrances in favor of the Contractor, Subcontractors, material suppliers, or other persons or entities making a claim by reason of having provided labor, materials and equipment relating to the Work.

        9.4    CERTIFICATES FOR PAYMENT

        9.4.1    The Architect will, within seven days after receipt of the Contractor's Application for Payment, either issue to the Owner a Certificate for Payment, with a copy to the Contractor, for such amount as the Architect determines is properly due, or notify the Contractor and Owner in writing of the Architect's reasons for withholding certification in whole or in part as provided in Subparagraph 9.5.1.

        9.4.2    The issuance of a Certificate for Payment will constitute a representation by the Architect to the Owner, based on the Architect's evaluation of the Work and the data comprising the Application for Payment, that the Work has progressed to the point indicated and that, to the best of the Architect's knowledge, information and belief, the quality of the Work is in accordance with the Contract Documents. The foregoing representations are subject to an evaluation of the Work for conformance with the Contract Documents upon Substantial Completion, to results of subsequent tests and inspections, to correction of minor deviations from the Contract Documents prior to completion and to specific qualifications expressed by the Architect. The issuance of a Certificate for Payment will further constitute a representation that the Contractor is entitled to payment in the amount certified. However, the issuance of a Certificate for Payment will not be a representation that the Architect has (1) made exhaustive or continuous on-site inspections to check the quality or quantity of the Work, (2) reviewed construction means, methods, techniques, sequences or procedures, (3) reviewed copies of requisitions received from Subcontractors and material suppliers and other data requested by the Owner to substantiate the Contractor's right to payment, or (4) made examination to ascertain how or for what purpose the Contractor has used money previously paid on account of the Contract Sum.

        9.5    DECISIONS TO WITHHOLD CERTIFICATION

        9.5.1    The Architect may withhold a Certificate for Payment in whole or in part, to the extent reasonably necessary to protect the Owner, if in the Architect's opinion the representations to the Owner required by Subparagraph 9.4.2 cannot be made. If the Architect is unable to certify payment in the amount of the Application, the Architect will notify the Contractor and Owner as provided in Subparagraph 9.4.1. If the Contractor and Architect cannot agree on a revised amount, the Architect will promptly issue a Certificate for Payment for the amount for which the Architect is able to make such representations to the Owner. The Owner may with or without the Architect's concurrence withhold payment, and the Architect may also withhold a Certificate for Payment or any part thereof or, because of subsequently discovered evidence, it may nullify the whole or a part of a Certificate for Payment previously issued, to such extent as may be necessary in the Architect's opinion to protect the Owner from loss for which the Contractor is responsible, including loss resulting from acts and omissions described in Subparagraph 3.3.2, because of:

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  defective Work not remedied;

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  third party claims filed or reasonable evidence indicating probable filing of such claims unless security acceptable to the Owner is provided by the Contractor;

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  failure of the Contractor to make payments properly to Subcontractors or for labor, materials or equipment;

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  reasonable evidence that the Work cannot be completed for the unpaid balance of the Contract Sum;

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  damage to the Owner or another contractor;

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  reasonable evidence that the Work will not be completed within the Contract Time, and that the unpaid balance would not be adequate to cover actual or liquidated damages for the anticipated delay;

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  unsatisfactory prosecution of the Work by the Contractor, including but not limited to failure to carry out the Work in accordance with the Contract Documents;

  .8
  delay by the Contractor and/or its Subcontractor(s) or any tier, or failure to comply with the Contractor's Construction Schedule requirements;

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  failure to submit affidavits pertaining to wages paid as required by statute;

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  failure to comply with a requirement of the Contract Documents in which the Owner has reserved the right to withhold payment; or

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  liquidated damages

        9.5.2    When the above reasons for withholding certification are removed, certification will be made for amounts previously withheld.

        9.6    PROGRESS PAYMENTS

        9.6.1    After the Architect has issued a Certificate for Payment, the Owner shall make payment in the manner and within the time provided in the Contract Documents, and shall so notify the Architect.

        9.6.2    The Contractor shall promptly pay each Subcontractor, upon receipt of payment from the Owner, out of the amount paid to the Contractor on account of such Subcontractor's portion of the Work, the amount to which said Subcontractor is entitled, reflecting percentages actually retained from payments to the Contractor on account of such Subcontractor's portion of the Work. The Contractor shall, by appropriate agreement with each Subcontractor, require each Subcontractor to make payments to Sub-subcontractors in a similar manner. If the Contractor does not receive payment for a cause which is not the fault of a particular Subcontractor but does receive payment for work done by the particular Subcontractor, the Contractor shall pay that Subcontractor on demand, made at any time after which such payment to the Contractor would have been made, for its satisfactory completed work, less the retained percentage.

        9.6.3    The Architect will, on request, furnish to a Subcontractor, if practicable, information regarding percentages of completion or amounts applied for by the Contractor and action taken thereon by the Architect and Owner on account of portions of the Work done by such Subcontractor.

        9.6.4    Neither the Owner nor Architect shall have an obligation to pay or to see to the payment of money to a Subcontractor except as may otherwise be required by law.

        9.6.5    Payment to material suppliers shall be treated in a manner similar to that provided in Subparagraphs 9.6.2, 9.6.3, and 9.6.4.

        9.6.6    A Certificate for Payment, a progress payment, or partial or entire use or occupancy of the Project by the Owner shall not constitute acceptance of Work.

        9.6.7    Unless the Contractor provides the Owner with a payment bond in the full penal sum of the Contract Sum, payments received by the Contractor for Work properly performed by Subcontractors and suppliers shall be held by the Contractor for those Subcontractors or suppliers who performed Work or furnished materials, or both, under contract with the Contractor for which payment was made by the Owner. Nothing contained herein shall require money to be placed in a separate account and not commingled with money of the Contractor, shall create any fiduciary liability or tort liability on the part of the Contractor for breach of trust or shall entitle any person or entity to an award of punitive damages against the Contractor for breach of the requirements of this provision.

        9.7    FAILURE OF PAYMENT

        9.7.1    If the Architect does not issue a Certificate for Payment, through no fault of the Contractor, within seven days after receipt of the Contractor's Application for Payment, or if the Owner does not pay the Contractor within seven days after the date established in the Contract Documents the amount due and owing to the Contractor, then the Contractor may, upon seven additional days' written notice to the Owner and Architect, stop the Work until payment of the amount owing has been received. The Contract Time shall be extended appropriately and the Contract Sum shall be increased by the amount of the Contractor's reasonable costs of shut-down, delay and start-up, plus interest as provided for in the Contract Documents.

        9.8    SUBSTANTIAL COMPLETION

        9.8.1    Substantial Completion is the stage in the progress of the Work (or portion thereof designed and approved by the Architect and Owner) when the construction is sufficiently complete in accordance with the Contract Documents so that the Owner can fully occupy or utilize the Work (designed by the Owner) for its intended use. All Work other than incidential corrective or punch list work and final cleaning shall have been completed. The Work is not Substantially Complete if the Architect judges that the Work cannot achieve Final Completion within 30 days, if appropriate cleaning has not occurred, if all systems and parts are not usable, if utilities are not connected and operating normally, if all required permits for occupancy have not been issued, or if the Work is not accessible by normal pedestrian traffic routes. The fact that the Owner may occupy the Work or designated portion thereof does not indicate that the Work is Substantially Complete or is acceptable in whole or in part.

        9.8.2    When the Contractor considers that the Work, which the Owner agrees to accept separately, is substantially complete, the Contractor shall prepare and submit to the Architect a comprehensive list of items to be completed or corrected prior to final payment. Failure to include an item on such list does not alter the responsibility of the Contractor to complete all Work in accordance with the Contract Documents.

        9.8.3    Upon receipt of the Contractor's list, the Architect will make an inspection to determine whether the Work is substantially complete. If the Architect's inspection discloses any item, whether or not included on the Contractor's list, which is not sufficiently complete in accordance with the Contract Documents so that the Owner can fully occupy the Work or designated portion thereof for its intended use, the Contractor shall, before issuance of the Certificate of Substantial Completion, complete or correct such item upon notification by the Architect. In such case, the Contractor shall then submit a request for another inspection by the Architect to determine Substantial Completion.

        9.8.4    When the Work is substantially complete, the Architect will prepare a Certificate of Substantial Completion which upon approval of the Owner shall establish the date of Substantial Completion, shall establish responsibilities of the Owner and Contractor for security, maintenance, heat, utilities, damage to the Work and insurance, and shall fix the time within which the Contractor shall finish all items on the list accompanying the Certificate. Warranties required by the Contract Documents shall commence on the date of Substantial Completion of the Work or designated portion thereof unless otherwise provided in the Certificate of Substantial Completion.

        9.8.5    The Certificate of Substantial Completion shall be submitted to the Owner and Contractor for their written acceptance of responsibilities assigned to them in such Certificate. Upon such acceptance and consent of surety, if any, the Owner shall make payment as provided in the Contract Documents. Such payment shall be adjusted for Work that is incomplete or not in accordance with the requirements of the Contract Documents. No further payment shall be due and owing until the payment at Final Completion. Upon execution of the Certificate of Substantial Completion, the Contractor shall attach a list of each outstanding and unresolved Claim; any Claim not so attached and identified, other than retainage and the undisputed balance of the GMP, shall be deemed waived and abandoned.

        9.9    PARTIAL OCCUPANCY OR USE

        9.9.1    The Owner may upon written notice to Contractor occupy or use any completed or partially completed portion of the Work at any time prior to "Final Completion" (as defined in Subparagraph 9.10.1.1. Such partial occupancy or use may commence whether or not the portion is substantially complete, provided the Owner has addressed in writing the period for correction of the Work and commencement of warranties required by the Contract Documents and provided Owner's partial occupancy does not reasonably inhibit Contractor's completion of the remainder of the project. Should the owner's partial occupancy cause delay in the Contractor's completion of the balance of the work, then the Contractor shall be entitled to request and obtain appropriate time delay as provided elsewhere in this Agreement but subject to the last sentence of this Paragraph 9.9.1. Unless otherwise agreed in writing, such possession, use or operation shall not be deemed an acceptance of any portion of the Work, nor accelerate the time for any payment to the Contractor under the Contract, nor prejudice any rights of the Owner under the Contract or under any insurance, bond, guaranty or other requirement of the Contract, nor relieve the Contractor of the risk of loss or any of its obligations under the contract, nor establish a Date of Substantial or Final Completion, nor constitute a waiver of claims. If the Contractor fails to Substantially Complete the Work within the Contract Time, or fails to Finally Complete the Work within 30 days of Substantial Completion, the Owner may take possession of, use or operate all or any part of the Work without any increase in the GMP or the Contract Time on account of such possession or use.

        9.9.2    Immediately prior to such partial occupancy or use, the Owner, Contractor and Architect shall jointly inspect the area to be occupied or portion of the Work to be used in order to determine and record the condition of the Work.

        9.9.3    Unless otherwise agreed upon, partial occupancy or use of a portion or portions of the Work shall not constitute acceptance of the Work not complying with the requirements of the Contract Documents.

        9.10    FINAL COMPLETION AND FINAL PAYMENT

        9.10.1.1    The Contractor shall cause punchlist items to be completed within 30 days of Substantial Completion or within such reasonable period as may be required to correct the item (in the event that the punchlist items are, because of their nature, incapable of correction during the 30 day period) ("Final Completion") provided that the Contractor commences to correct the item within the 30 day period and thereafter diligently and in good faith pursues the corrective action to completion. In the event that the Contractor fails to correct the deficiencies within the time period required for the Contractor to do so, the Owner may upon seven days' written notice to the Contractor, take over and perform some or all of the punchlist items. The Owner may deduct the actual cost of performing this punchlist work, including any design costs, plus 10% to account for the Owner's transaction costs from the GMP.

        9.10.1.2    Upon receipt of written notice from the Contractor that the Work is ready for final inspection, the Architect will promptly make such inspection accompanied by the Contractor. If the Architect determines that some or all of the punchlist items are not accomplished, the Contractor shall be responsible to the Owner for all costs, including reinspection fees for any subsequent Architect's inspection to determine compliance with the punchlist. When the Architect finds all punchlist items complete (or the Owner has agreed to accept a deposit from the Contractor to secure future completion of designated punchlist items), the Work acceptable under the Contract Documents and the Contract fully performed, the Architect will promptly notify the Owner and Contractor in writing stating that to the best of the Architect's knowledge, information and belief, and on the basis of the

Architect's on-site visits and inspections, the Work has been completed in accordance with terms and conditions of the Contract Documents.

        9.10.1.3    When the Architect finds that the Work has been concluded, an occupancy permit has been issued, and the Contractor has submitted all the items in Subparagraph 9.10.2 to the Architect, the Contractor may submit a final Application for Payment. The Architect will then promptly issue a final Certificate for Payment stating that the entire balance found to be due the Contractor and noted in said final Certificate is due and payable. The Architect's final Certificate for Payment shall establish the date of Final Completion upon its execution by the Owner.

        9.10.2    Final payment shall not become due until after the Owner has formally accepted the Project ("Final Acceptance"). To achieve Final Acceptance, the Architect must issue a final Certificate for Payment under Subparagraphs 9.10.1.1 and 9.10.1.2 an occupancy permit must have been issued, Final Completion must have occurred, and the Contractor submitted to the Architect (1) an affidavit that all payrolls, bills for materials and equipment, and other indebtedness connected with the Work for which the Owner or the Owner's property might be responsible or encumbered have been paid or otherwise satisfied, (2) a certificate evidencing that insurance required by the Contract Documents to remain in force after final payment is currently in effect and will not be canceled or allowed to expire until at least 30 days' prior written notice has been give to the Owner, (3) a written statement that the Contractor knows of no substantial reason that the insurance will not be renewable to cover the period required by the Contract Documents, (4) consent of surety, if any, to final payment and (5) other data establishing payment or satisfaction of obligations, receipts, releases and waivers of liens, claims, security interests or encumbrances arising out of the Contract, to the extent and in such form as may be designated by the Owner satisfactorily demonstrating to the Owner that the claim of Subcontractors of any tier, suppliers, and laborers who have filed claims have been paid, and (6) all warranties, guarantees, manuals, operation instructions, certificates, spare parts, maintenance stock, specified excess materials and other documents or items required by the Contract Documents. If a Subcontractor of any tier refuses to furnish a release or waiver required by the Owner, the Owner may (a) retain in the fund, account, or escrow funds such amounts as to defray the cost of foreclosing the liens of such claims and to pay attorneys' fees the total of which shall be no less than 150% of the claimed amount, or (b) accept a bond from the Contractor satisfactory to the Owner to indemnify the Owner against such lien and to remove it from title. If any such lien remains unsatisfied after all payments from the retainage are made, the Contractor shall refund to the Owner all money that the Owner may be compelled to pay in discharging such lien, including all costs and reasonable attorneys' fees.

        9.10.3    If, after Substantial Completion of the Work, final completion thereof is materially delayed through no fault of the Contractor and the Architect so confirms, the Owner may, upon application by the Contractor and certification by the Architect, and without terminating the Contract, make payment of the balance due for that portion of the Work fully completed and accepted. If the remaining balance for Work not fully completed or corrected is less than retainage stipulated in the Contract Documents, and if bonds have been furnished, the written consent of surety to payment of the balance due for that portion of the Work fully completed and accepted shall be submitted by the Contractor to the Architect prior to certification of such payment. Such payment shall be made under terms and conditions governing final payment, except that it shall not constitute a waiver of claims.

        9.10.4    The making of final payment shall constitute a waiver of Claims by the Owner except those arising from:

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  liens, Claims, security interests or encumbrances arising out of the Contract and unsettled including without limitation any claim under Section 3.18.1;

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  failure of the Work to comply with the requirements of the Contract Documents; or

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  terms of warranties required by the Contract Documents.

        9.10.5    Acceptance of final payment by the Contractor, a Subcontractor or material supplier shall constitute a waiver of claims by that payee except those previously made in writing and identified by that payee as unsettled on the final Application for Payment.

ARTICLE 10    PROTECTION OF PERSONS AND PROPERTY

        10.1    SAFETY PRECAUTIONS AND PROGRAMS

        10.1.1    The Contractor shall be responsible for initiating, maintaining and supervising all safety precautions and programs in connection with the performance of the Contract.

        10.2    SAFETY OF PERSONS AND PROPERTY

        10.2.1    The Contractor shall take reasonable precautions for the safety of, and shall provide reasonable protection to prevent damage, injury or loss to:

  .1
  employees on the Work and other persons who may be affected thereby;

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  the Work and materials and equipment to be incorporated therein, whether in storage on or off the site, under care, custody or control of the Contractor or the Contractor's Subcontractors or Sub-subcontractors; and

  .3
  other property at the site or adjacent thereto, such as trees, shrubs, lawns, walks, pavements, roadways, structures and utilities not designated for removal, relocation or replacement in the course of construction.

        10.2.2    The Contractor shall give notices and comply with applicable laws, ordinances, rules, regulations and lawful orders of public authorities bearing on safety of persons or property or their protection from damage, injury or loss.

        10.2.3    The Contractor shall erect and maintain, as required by existing conditions and performance of the Contract, reasonable safeguards for safety and protection, including posting danger signs and other warnings against hazards, promulgating safety regulations and notifying owners and users of adjacent sites and utilities.

        10.2.4    When use or storage of explosives or other hazardous materials or equipment or unusual methods are necessary for execution of the Work, the Contractor shall exercise utmost care and carry on such activities under supervision of properly qualified personnel.

        10.2.5    The Contractor shall promptly remedy damage and loss (other than damage or loss insured under property insurance required by the Contract Documents) to property referred to in Clauses 10.2.1.2 and 10.2.1.3 caused in whole or in part by the Contractor, a Subcontractor, a Sub-subcontractor, or anyone directly or indirectly employed by any of them, or by anyone for whose acts they may be liable and for which the Contractor is responsible under Clauses 10.2.1.2 and 10.2.1.3, except damage or loss attributable to acts or omissions of the Owner or Architect or anyone directly or indirectly employed by either of them, or by anyone for whose acts either of them may be liable, and not attributable to the fault or negligence of the Contractor. The foregoing obligations of the Contractor are in addition to the Contractor's obligations under Paragraph 3.18.

        10.2.6    The Contractor shall designate a responsible member of the Contractor's organization at the site whose duty shall be the prevention of accidents. This person shall be the Contractor's superintendent unless otherwise designated by the Contractor in writing to the Owner and Architect.

        10.2.7    The Contractor shall not load or permit any part of the construction or site to be loaded so as to endanger its safety.

        10.3    HAZARDOUS MATERIALS

        10.3.1    If reasonable precautions will be inadequate to prevent foreseeable bodily injury or death to persons resulting from a material or substance, including but not limited to asbestos or polychlorinated biphenyl (PCB), encountered on the site by the Contractor, the Contractor shall, upon recognizing the condition, immediately stop Work in the affected area and report the condition to the Owner and Architect in writing.

        10.3.2    The Owner shall obtain the services of a licensed laboratory to verify the presence or absence of the material or substance reported by the Contractor and, in the event such material or substance is found to be present, to verify that it has been rendered harmless. Unless otherwise required by the Contract Documents, the Owner shall furnish in writing to the Contractor and Architect the names and qualifications of persons or entities who are to perform tests verifying the presence or absence of such material or substance or who are to perform the task of removal or safe containment of such material or substance. The Contractor and the Architect will promptly reply to the Owner in writing stating whether or not either has reasonable objection to the persons or entities proposed by the Owner. If either the Contractor or Architect has an objection to a person or entity proposed by the Owner, the Owner shall propose another to whom the Contractor and the Architect have no reasonable objection. When the material or substance has been rendered harmless, Work in the affected area shall resume upon written agreement of the Owner and Contractor. The Contract Time shall be extended appropriately and the Contract Sum shall be increased in the amount of the Contractor's reasonable additional costs of shut-down, delay and start-up, which adjustments shall be accomplished as provided in Article 7.

        10.3.3    To the fullest extent permitted by law, the Owner shall indemnify and hold harmless the Contractor, Subcontractors, Architect, Architect's consultants and agents and employees of any of them from and against claims, damages, losses and expenses, including but not limited to attorneys' fees, arising out of or resulting from performance of the Work in the affected area if in fact the material or substance presents the risk of bodily injury or death as described in Subparagraph 10.3.1 and has not been rendered harmless, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself) and provided that such damage, loss or expense is not due to the sole negligence of a party seeking indemnity.

        10.4     The Owner shall not be responsible under Paragraph 10.3 for materials and substances brought to the site by the Contractor unless such materials or substances were required by the Contract Documents. The Contractor shall not install asbestos or plychlorinated biphenyl (PCB) in the Work.

        10.5     If, without negligence on the part of the Contractor, the Contractor is held liable for the cost of remediation of a hazardous material or substance solely by reason of performing Work as required by the Contract Documents, the Owner shall indemnify the Contractor for all cost and expense thereby incurred.

        10.6        EMERGENCIES

        10.6.1    In an emergency affecting safety of persons or property, the Contractor shall act, at the Contractor's discretion, to prevent threatened damage, injury or loss. Additional compensation or extension of time claimed by the Contractor on account of an emergency shall be determined as provided in Paragraph 4.3 and Article 7.

ARTICLE 11    INSURANCE AND BONDS

        11.1        CONTRACTOR'S LIABILITY INSURANCE

        11.1.1    The Contractor shall purchase from and maintain in a company or companies lawfully authorized and admitted to do business in the State of California an occurrence-based Commercial General Liability Insurance Policy which shall provide bodily injury and property damage liability on the Contractor's operations, including Subcontractors of any tier; owned, non-owned and hired vehicles; on work sublet to others; and on the indemnity provision of this Contract. This insurance will name the Owner, the Architect, their consultants and employees. QAD Inc. and its affiliated entities, any required governmental agencies and any additional persons or entities requested by the Owner in writing as additional insureds for Work performed under this Contract; the Contractor's policy shall be designated primary coverage for both defense and indemnity, and any Owner's policies excess. Such limits of liability insurance shall have per-project general aggregate provisions and shall not be less than the following:

  .1
  Limits of insurance coverage shall be defined under attachment "C", Certificate of Liability Insurance attached within.

  .2
  Limits of demolition policy of $5,000,000 per occurrence and $5,000,000 per aggregate is included.

        11.1.2    The insurance required by Subparagraph 11.1.1 shall be written Coverages, whether written on an occurrence or claims-made basis, shall be maintained without interruption from date of commencement to the Work and for not less than two (2) years following the termination of this Agreement.

        11.1.3    In addition, the Contractor shall purchase and maintain insurance for claims under workers' compensation (industrial insurance), disability benefit and other similar employee benefit acts in the State statutory amount and Employer's Liability with coverage of at least $1,000,000.

        11.1.4    Before commencing Work or exposure to loss can occur, and in any event within ten days after Owner has issued its Notice to Proceed. The Contractor shall furnish the Owner with Certificates of Insurance as evidence of all insurance required by the Contract Documents. No Progress Payment will be due until all such Certificates are furnished. All policies and certificates must be signed copies and shall contain a provision that coverages afforded under the polices cannot be materially altered (i.e., the coverages reduced, the limits decreased, or the additional insureds removed) allowed to expire, or cancelled without first giving 30 days' prior written notice by certified mail to the Owner and Architect. The Contractor shall furnish to the Owner and Architect copies of any subsequently issued endorsements amending, modifying, altering, or restricting coverage of limits. Furthermore, such policies or certificates shall contain a clause verifying that the policy contains coverage for blanket contractual liability including both oral and written contracts and that liability coverages include protection for underground, collapse and explosion.

        11.1.5    The Owner's specification or approval of the insurance in this Contract or of its amount shall not relieve or decrease the liability of the Contract under the Contract Documents or otherwise. Coverages are the minimum to be provided and are not limitations of liability under the Contract, indemnification, or applicable law provisions. The Contractor may, at its expense, purchase larger coverage amounts.

        11.1.6    Coverage, whether written on an occurrence or claims-made basis, shall be maintained without interruption from the date of commencement of the Work until the date of Final Acceptance, except for any coverage required to be maintained after Final Acceptance. Completed operations coverage shall remain in force for three years after Final Acceptance.

        11.1.7    The Contractor shall ensure and require that Subcontractors of any tier have insurance coverage to cover bodily injury and property damage on all operations and all vehicles owned or operated by Subcontractors of any tier.

        11.1.8    If the owner is damaged by the failure of the Contractor to maintain any of the above insurance or to so notify the Owner, then the Contractor shall bar costs attributable thereto. The Owner may withhold payment pending receipt of all certificates of insurance. Failure to withhold payment shall not constitute a waiver.

        11.2        OWNER'S LIABILITY INSURANCE

        11.2.1    The Owner shall be responsible for purchasing and maintaining the Owner's usual liability insurance.

        11.3        PROJECT MANAGEMENT PROTECTIVE LIABILITY INSURANCE

        11.3.1    Optionally, the Owner may require the Contractor to purchase and maintain Project Management Protective Liability insurance from the Contractor's usual sources as primary coverage for the Owner's, Contractor's and Architect's vicarious liability for construction operations under the Contract. Unless otherwise required by the Contract Documents, the Owner shall reimburse the Contractor by increasing the Contract Sum to pay the cost of purchasing and maintaining such optional insurance coverage, and the Contractor shall not be responsible for purchasing any other liability insurance on behalf of the Owner. The minimum limits of liability purchased with such coverage shall be equal to the aggregate of the limits required for Contractor's Liability Insurance under Clauses 11.1.1.2 through 11.1.1.5.

        11.3.2    To the extent damages are covered by Project Management Protective Liability insurance, the Owner, Contractor and Architect waive all rights against each other for damages, except such rights as they may have to the proceeds of such insurance. The policy shall provide for such waivers of subrogation by endorsement or otherwise.

        11.3.3    The Owner shall not require the Contractor to include the Owner, Architect or other persons or entities as additional insureds on the Contractor's Liability Insurance coverage under Paragraph 11.1

        11.4        PROPERTY INSURANCE

        11.4.1    The Owner shall purchase and maintain, in a company or companies lawfully authorized and admitted to do business in the State of California a Builders Risk insurance policy to cover the course of construction upon the entire Project at the site to the full insurable value thereof less costs of clearing preparation and excavation of the site under this Contract. This insurance shall insure against the perils of fire and extended coverage and physical loss or damage and shall provide "all risk" coverage for the interest of the Owner, the Contractor and Subcontractors as named insureds. The Contractor will provide a copy of its policy to the Owner. Each loss may be subject to a deductible. Losses up to the deductible amount shall be the responsibility of the Contractor.

        11.4.2    If the Owner finds it necessary to occupy or use a portion or portions of the Work prior to Substantial Completion thereof, such occupancy or use shall not cause this insurance to be canceled or lapse on account of such partial occupancy or use. Consent of the Contractor and of the insurance company or companies to such occupancy or use shall not be unreasonably withheld.

        11.4.7    Waivers of Subrogation.    The Owner and Contractor waive all rights against (1) each other and any of their Subcontractors of any tier, agents and employees, each of the other, and (2) the Architect, Architect's consultants, separate contractors described in Article 6, if any, and any of their subcontractors, sub-subcontractors, agents and employees, for damages caused by fire or other causes of loss to the extent covered by property insurance obtained pursuant to this Paragraph 11.4 or other property insurance applicable to the Work, except such rights as they have to proceeds of such insurance held by the Owner as fiduciary. The Owner does not waive subrogation rights to the extent of its property insurance on structures or portions of structures that do not comprise the Work. The Owner or Contractor, as appropriate, shall require of the Architect, Architect's consultants, separate contractors described in Article 6, if any, and the subcontractors, sub-subcontractors, agents and employees of any of them, by appropriate agreements, written where legally required for validity, similar waivers each in favor of other parties enumerated herein. The policies shall provide such waivers of subrogation by endorsement or otherwise. A waiver of subrogation shall be effective as to a person or entity even though that person or entity would otherwise have a duty of indemnification, contractual or otherwise, did not pay the insurance premium directly or indirectly, and whether or not the person or entity had an insurable interest in the property damaged.

        11.4.9    Adjustment.    Upon the occurrence of an insured loss, the Owner shall participate in and approve the adjustment and settlement of any loss with the insurers. The Owner shall deposit in a separate account proceeds so received, which the Owner shall distribute in accordance with such agreement as the parties in interest may reach. If no agreement is reached, any damaged Work shall first be repaired or replaced, and payment thereof made from the separate account by Change Order or by payment to a separate contractor, at Owner's option; further disbursements from the separate account will then be determined pursuant to the provisions of Subparagraphs 4.4 and 4.5.

        11.5    PERFORMANCE BOND AND PAYMENT BOND

        11.5.1    The Owner shall have the right to require the Contractor to furnish bonds covering faithful performance of the Contract and payment of obligations arising thereunder as stipulated in bidding requirements or specifically required in the Contract Documents on the date of execution of the Contract.

        11.5.2    Upon the request of any person or entity appearing to be a potential beneficiary of bonds covering payment of obligations arising under the Contract, the Contractor shall promptly furnish a copy of the bonds or shall permit a copy to be made.

ARTICLE 12    UNCOVERING AND CORRECTION OF WORK

        12.1    UNCOVERING OF WORK

        12.1.1    If a portion of the Work is covered contrary to the Owner's or the Architect's request or to requirements of a governmental authority or specifically expressed in the Contract Documents, it must, if required in writing by the Architect, the Owner, or the governmental authority be uncovered for examination and be replaced at the Contractor's expense without change in the Contract Time or the Contract Sum.

        12.1.2    If a portion of the Work has been covered which the Architect has not specifically requested to examine prior to its being covered, the Architect may request to see such Work and it shall be uncovered by the Contractor. If such Work is in accordance with the Contract Documents, costs of uncovering and replacement shall, by appropriate Change Order, be at the Owner's expense. If such Work is not in accordance with the Contract Documents, correction shall be at the Contractor's expense unless the condition was caused by a separate contractor employed by the Owner, and in that event the separate contractor shall be responsible for payment of such costs.

        12.2    CORRECTION OF WORK

        12.2.1    BEFORE OR AFTER SUBSTANTIAL COMPLETION

        12.2.1.1    The Contractor shall promptly correct Work rejected by the Architect or failing to conform to the requirements of the Contract Documents, whether discovered before or after Substantial Completion and whether or not fabricated, installed or completed. Costs of correcting such rejected Work, including additional testing and inspections and compensation for the Architect's services and expenses made necessary thereby, shall be at the Contractor's expense.

        12.2.2    AFTER SUBSTANTIAL COMPLETION

        12.2.2.1    In addition to the Contractor's obligations under Paragraph 3.5, if, within one year after the latest of Final Acceptance of the Work or after the date for commencement of warranties established under the Contract Documents, or by terms of an applicable special warranty required by the Contract Documents, any of the Work is found to be not in accordance with the requirements of the Contract Documents, the Contractor shall correct it according to the requirements of this Subparagraph promptly after receipt or written notice from the Owner to do so unless the Owner has previously given the Contractor a written acceptance of such condition. If the Contractor does not promptly, according to the provisions of this Subparagraph initiate the work to correct the Work designated in the notice, the Owner may without further notice proceed to correct the Work, the Owner may dispose of materials and equipment as it sees fit, and the Contractor will be liable for all costs.

        12.2.2.2    The one-year period for correction of Work shall be extended with respect to portions of Work first performed after Substantial Completion by the period of time between Substantial Completion and the actual performance of the Work. This obligation shall survive acceptance of the Work under the Contract and the termination of the Contract, is in addition to other warranties provided by the Contractor or law, and does not establish a time frame for damages.

  .1
  If, in the Owner's opinion, the nonconforming Work either prevents the use of the facility and/or immediate response is required to prevent further damage or to restore security to prevent external entrance, and/or is a safety hazard, the Contractor shall initiate corrective work on site the same day if the Contractor is notified prior to noon, or by noon the following day if notified after noon, and shall diligently pursue corrective action with a goal of completion within 48 hours.

  .2
  If, in the Owner's opinion, the nonconforming Work has the potential of becoming a safety hazard, affects internal security, or limits the use of the facility (e.g. loss of heat in a room, failure of one or more plumbing fixtures, loose carpet seam in corridor, interior door locks not working, etc.), the Contractor shall initiate corrective work on site within two working days and shall diligently pursue corrective action with a goal of completion within five (5) working days.

  .3
  If, in the Owner's opinion, the nonconforming Work does not have an impact on the use of the building, but must be fixed (e.g. interior door closer broken, window cracked, wall covering seam coming lose, etc), the Contractor shall initiate corrective work on site within fourteen (14) calendar days and shall diligently pursue corrective action with a goal of completion within thirty (30) calendar days.

        12.2.2.3    The one-year period for correction of Work shall not be extended by corrective Work performed by the Contractor pursuant to this Paragraph 12.2.

        12.2.3    The Contractor shall remove from the site portions of the Work which are not in accordance with the requirements of the Contract Documents and are neither corrected by the Contractor nor accepted by the Owner.

        12.2.4    The Contractor shall bear the cost of correcting destroyed or damaged construction, whether completed or partially completed, of the Owner or separate contractors caused by the Contractor's correction or removal of Work which is not in accordance with the requirements of the Contract Documents.

        12.2.5    Nothing contained in this Paragraph 12.2 shall be construed to establish a period of limitation with respect to other obligations which the Contractor might have under the Contract Documents. Establishment of the one-year period for correction of Work as described in Subparagraph 12.2.2 relates only to the specific obligation of the Contractor to correct the Work, and has no relationship to the time within which the obligation to comply with the Contract Documents may be sought to be enforced, nor to the time within which proceedings may be commenced to establish the Contractor's liability with respect to the Contractor's obligations other than specifically to correct the Work.

        12.3    ACCEPTANCE OF NONCONFORMING WORK

        12.3.1    If the Owner prefers to accept Work which is not in accordance with the requirements of the Contract Documents, the Owner may do so instead of requiring its removal and correction, in which case the Contract Sum will be reduced as appropriate and equitable. Such adjustment shall be effected whether or not final payment has been made.

ARTICLE 13    MISCELLANEOUS PROVISIONS

        13.1    GOVERNING LAW

        13.1.1    The Contract shall be governed by the law of the place where the Project is located.

        13.2    SUCCESSORS AND ASSIGNS

        13.2.1    The Owner and Contractor respectively bind themselves, their partners, successors, assigns and legal representatives to the other party hereto and to partners, successors, assigns and legal representatives of such other party in respect to covenants, agreements and obligations contained in the Contract Documents. Except as provided in Subparagraph 13.2.2, neither party to the Contract shall assign the Contract as a whole without written consent of the other. If either party attempts to make such an assignment without such consent, that party shall nevertheless remain legally responsible for all obligations under the Contract.

        13.2.2    The Owner may, without consent of the Contractor, assign the Contract to an institutional lender providing construction financing for the Project. In such event, the lender shall assume the Owner's rights and obligations under the Contract Documents. The Contractor shall execute all consents reasonably required to facilitate such assignment.

        13.3    WRITTEN NOTICE

        13.3.1    Written notice shall be deemed to have been duly served if delivered in person to the individual or a member of the firm or entity or to an officer of the corporation for which it was intended, or if delivered at or sent by registered or certified mail, or sent by facsimile to the last business address or facsimile number known to the party giving notice. The date of written notice shall be the earlier of the date of personal delivery, actual receipt by facsimile, or three (3) calendar days after the date of the postmark.

        13.4    RIGHTS AND REMEDIES

        13.4.1    Duties and obligations imposed by the Contract Documents and rights and remedies available thereunder shall be in addition to and not a limitation of duties, obligations, rights and remedies otherwise imposed or available by law. The Contractor's sole remedy for claims, disputes, and other matters in question of the Contractor, direct or indirect, arising out of, or relating to, the Contract Documents or breach thereof, except claims which have been waived under the terms of the Contract Documents, however, is the dispute resolution procedure of Paragraphs 4.4 and 4.5.

        13.4.2    No action or failure to act by the Owner, Architect or Contractor shall constitute a waiver of a right or duty afforded them under the Contract, nor shall such action or failure to act constitute approval of or acquiescence in a breach thereunder, except as may be specifically agreed in writing.

        13.4.3        If any portion of this Contract is held to be void or unenforceable, the remainder of the Contract shall be enforceable without such portion.

        13.5    TESTS AND INSPECTIONS

        13.5.1    Tests, inspections and approvals of portions of the Work required by the Contract Documents or by laws, ordinances, rules, regulations or orders of public authorities having jurisdiction shall be made at an appropriate time. Unless otherwise provided, the Contractor shall make arrangements for such tests, inspections and approvals with an independent testing laboratory or entity acceptable to the Owner, or with the appropriate public authority. The Contractor shall give the Architect timely notice of when and where tests and inspections are to be made so that the Architect may be present for such procedures. The Owner shall bear costs of tests, inspections or approvals which do not become requirements until after bids are received or negotiations concluded except that the Contractor will be responsible for any costs of retesting and any extra costs caused by the Contractor.

        13.5.2    If the Architect, Owner or public authorities having jurisdiction determine that portions of the Work require additional testing, inspection or approval not included under Subparagraph 13.5.1, the Architect will, upon written authorization from the Owner, instruct the Contractor to make arrangements for such additional testing, inspection or approval by an entity acceptable to the Owner, and the Contractor shall give timely notice to the Architect of when and where tests and inspections are to be made so that the Architect may be present for such procedures. Such costs, except as provided in Subparagraph 13.5.3, shall be at the Owner's expense.

        13.5.3    If such procedures for testing, inspection or approval under Subparagraphs 13.5.1 and 13.5.2 reveal failure of the portions of the Work to comply with requirements established by the Contract Documents, all costs made necessary by such failure including those of repeated procedures and compensation for the Architect's services and expenses shall be at the Contractor's expense.

        13.5.4    Required certificates of testing, inspection or approval shall, unless otherwise required by the Contract Documents, be secured by the Contractor and promptly delivered to the Architect.

        13.5.5    If the Architect is to observe tests, inspections or approvals required by the Contract Documents, the Architect will do so promptly and, where practicable, at the normal place of testing.

        13.5.6    Tests or inspections conducted pursuant to the Contract Documents shall be made promptly to avoid unreasonable delay in the Work.

        13.5.7    If the Owner is responsible under the Contract Documents, law or regulation to pay for an inspection of any inspector, consultant or Architect, the Owner shall be required to pay only for the first actual inspection. If the Contractor arranges for an inspection and the inspector is required to wait to leave without inspecting, to perform a partial inspection, to return to complete or reinspect or otherwise to expend time other than for the primary inspection, all due to the fault of the Contractor, the Contractor shall be responsible for all such costs. If the Contractor does not pay the charges for which it is responsible within 30 days of billing, the Owner may pay the charges directly and backcharge the Contractor on the next progress payment the amount paid plus a 10% handling fee.

        13.5.8    No acceptance by the Owner of any Work shall be constructed to result from any inspections, tests or failures to inspect or test by the Owner, the Owner's representatives, the Architect or any other person. No inspection, test, failure to inspect or test, or failure to discover any defect or nonconformity by the Owner, the Owner's representatives, the Architect or any other person shall relieve the Contractor of its responsibility for meeting the requirements of the Contract Documents or impair the Owner's right to reject defective nonconforming items or right to avail itself of any other remedy to which the Owner may be entitled, notwithstanding the Owner's knowledge of the defect or nonconformity, its substantiality or the ease of its discovery.

        13.6    INTEREST

        13.6.1    Payments due and unpaid under the Contract Documents shall bear interest from the date payment is due at such rate as the parties may agree upon in writing or, in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.

ARTICLE 14    TERMINATION OR SUSPENSION OF THE CONTRACT

        14.1    TERMINATION BY THE CONTRACTOR

        14.1.1    The Contractor may terminate the Contract if the Work is stopped for a period of 30 consecutive days through no act or fault of the Contractor or a Subcontractor, Sub-subcontractor or their agents or employees or any other persons or entities performing portions of the Work under direct or indirect contract with the Contractor, for any of the following reasons:

  .1
  issuance of an order of a court or other public authority having jurisdiction which requires all Work to be stopped;

  .2
  an act of government, such as a declaration of national emergency which requires all Work to be stopped;

  .3
  because the Architect has not issued a Certificate for Payment and has not notified the Contractor of the reason for withholding certification as provided in Subparagraph 9.4.1, or because the Owner has not made payment on a Certificate for Payment within the time stated in the Contract Documents; or Contractor cannot terminate Work as a result of events outside the control of the Owner.

        14.1.2    The Contractor may terminate the Contract if, through no act or fault of the Contractor or Subcontractor, Sub-subcontractor or their agents or employees or any other persons or entities performing portions of the Work under direct or indirect contract with the Contractor, repeated suspensions, delays or interruptions of the entire Work by the Owner as described in Paragraph 14.3 constitute in the aggregate more than 100 percent of the total number of days scheduled for completion, or 120 days in any 365-day period, whichever is less.

        14.1.3    If one of the reasons described in Subparagraph 14.1.1 or 14.1.2 exists, the Contractor may, upon seven days' written notice to the Owner and Architect, terminate the Contract and recover from the Owner payment for Work executed and for proven loss with respect to materials, equipment, tools, and construction equipment and machinery, including reasonable overhead, profit and damages. The total recovery of the Contractor shall not exceed the "GMP".

        14.1.4    If the Work is stopped for a period of 60 consecutive days through no act or fault of the Contractor or a Subcontractor or their agents or employees or any other persons performing portions of the Work under contract with the Contractor because the Owner has persistently failed to fulfill the Owner's obligations under the Contract Documents with respect to matters important to the progress of the Work, the Contractor may, upon seven additional days' written notice to the Owner and the Architect, terminate the Contract and recover from the Owner as provided in Subparagraph 14.1.3.

        14.2    TERMINATION BY THE OWNER FOR CAUSE

        14.2.1    The Owner may upon three (3) day's written notice to the Contractor, terminate (without prejudice to any right or remedy of the Owner) the whole or any portion of the Work for cause, including but not limited to the circumstances listed below. The Contractor shall continue the performance of this Contract to the extent not terminated hereunder.

  .1
  the Contractor fails to prosecute the Work or any portion thereof with sufficient diligence to ensure the Substantial Completion of the Work within the Contract Time;

  .2
  the Contractor is in material default of or materially breaches any provision of the Contract;

  .3
  the Contractor is adjudged bankrupt, makes a general assignment for the benefit of its creditors, or if a receiver is appointee on account of its insolvency;

  .4
  The Contractor refuses or fails to supply a sufficient number of properly skilled workers or proper materials;

  .5
  The Contractor fails to make payment due to Subcontractors of any tier for materials or labor in accordance with the respective agreements between the Contractor and the Subcontractors;

  .6
  The Contractor materially disregards laws, ordinances, or rules, regulations or orders of a public authority having jurisdiction; or

  .7
  otherwise is guilty of substantial breach of a provision of the Contract Documents.

        14.2.2    When any of the above reasons exist, the Owner, upon certification by the Architect that sufficient cause exists to justify such action, may without prejudice to any other rights or remedies of the Owner and after giving the Contractor and the Contractor's surety, if any, seven days' written notice, terminate employment of the Contractor on all or any part of the Work and may, subject to prior rights of the surety:

  .1
  take possession of the site and of all materials, equipment, tools, and construction equipment and machinery thereon owned by the Contractor;

  .2
  accept assignment of subcontracts pursuant to Paragraph 5.4; and

  .3
  finish the Work by whatever reasonable method the Owner may deem expedient. Upon request of the Contractor, the Owner shall furnish to the Contractor a detailed accounting of the costs incurred by the Owner in finishing the Work.

        14.2.3    When the Owner terminates the Contract for one of the reasons stated in Subparagraph 14.2.1, the Contractor shall not be entitled to receive further payment until the Work is finished.

        14.2.4    If the unpaid balance of the Contract Sum exceeds costs of finishing the Work, including compensation for the Architect's services and expenses made necessary thereby, and other damages incurred by the Owner and not expressly waived, such excess shall be paid to the Contractor. If such costs and damages exceed the unpaid balance, the Contractor shall pay the difference to the Owner. The amount to be paid to the Contractor or Owner, as the case may be, shall be certified by the Architect, upon application, and this obligation for payment shall survive termination of the Contract.

        14.3    SUSPENSION BY THE OWNER FOR CONVENIENCE

        14.3.1    The Owner may, without cause, order the Contractor in writing to suspend, delay or interrupt the Work in whole or in part for such period of time as the Owner may determine.

        14.3.2    The Contract Sum and Contract Time shall be adjusted for increases in the cost and time caused by suspension, delay or interruption as described in Subparagraph 14.3.1. No adjustment shall be made to the extent:

  .1
  that performance is, was or would have been so suspended, delayed or interrupted by another cause for which the Contractor is responsible; or

  .2
  that an equitable adjustment is made or denied under another provision of the Contract.

        14.4    TERMINATION BY THE OWNER FOR CONVENIENCE

        14.4.1    The Owner may, at any time, terminate the Contract for the Owner's convenience and without cause.

        14.4.2    Upon receipt of written notice from the Owner of such termination for the Owner's convenience, the Contractor shall:

  .1
  stop Work under the Contract on the date and as specified in the Notice of Termination;

  .2
  place no further orders or subcontracts for materials, equipment, services or facilities, except as may be necessary for completion of any portion of the Work that is not terminated;

  .3
  procure cancellation of all orders and subcontracts, upon terms acceptable to the Owner, to the extent that they relate to the performance of Work terminated;

  .4
  assign to the Owner all of the right, title and interest of the Contractor under any or all orders and subcontracts, as directed by the Owner, in which case the Owner shall have the right, in its discretion, to settle or pay any or all claims arising out of the termination of such orders and subcontracts;

  .5
  with the Owner's approval, settle all outstanding liabilities and all claims arising out of such termination of orders and subcontracts not assigned to the Owner;

  .6
  transfer title and deliver to the entity or entities designated by the Owner the fabricated or unfabricated parts, Work in progress, partially completed supplies and equipment, materials, parts, tools, dies, jigs and other fixtures, completed Work, supplies and other material produced as part of, or acquired in connection with the performance of the Work terminated and the completed or partially completed plans, drawings, information and other property related to the Work;

  .7
  use its best efforts to sell property of the types referred to in Subparagraph 14.4.2.6. The Contractor shall not be required to extend credit to any buyer and may acquire any such property under the conditions prescribed by and at a price or prices approved by the Owner, and the proceeds of any such transfer or disposition may be applied in reduction of any payments to be made by the Owner to the Contractor;

  .8
  take actions necessary, or that the Owner may direct, for the protection and preservation of the Work; and

  .9
  continue performance only to the extent not terminated.

        14.4.3    In case of such termination for the Owner's convenience, the Contractor shall be entitled to receive payment for Work executed, and costs incurred by reason of such termination.

        14.4.4    If (and only if) the termination pursuant to Paragraph 14.3 is partial, the Contractor may file a Claim for an equitable adjustment of the price or prices specified in the Contract relating to the continued portion of the Contract. Any Claim by the Contractor for an equitable adjustment under this Subparagraph must be asserted within 60 days from the effective date of termination.

        14.4.5    The damages and relief from termination by the Owner specifically provided in Article 14 shall be the Contractor's sole entitlement in the event of termination.

Attachment "B"

Schedule of Personnel

Schedule of Personnel

		Billable
Description/Title
	Employee	Wage Rate
Project Manager	Stuart Kendall	$75.00
Project Superintendent	Alan Giovanacci	$75.00
Assistant Superintendent	Rick Renuad	$65.00
Office/Field Engineer	TBD	$55.00
Clerical Services	TBD	$45.00

Attachment "C"

Insurance

MELCCON-91 GUCA
[ACORD LOGO]	DATE (MM/DD/YYYY) 10/1/2002

CERTIFICATE OF LIABILITY INSURANCE

PRODUCER MFC&V Insurance Services License #0521871 P.O. Box 1469 Santa Barbara, CA 93102 (805) 965-0071
THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.
INSURERS AFFORDING COVERAGE
INSURED	INSURER A:	StarNet Insurance Company
Melchiori Construction Co. Inc	INSURER B:	American States Insurance
809 De La Vina Street	INSURER C:	Royal & SunAlliance/Orion
Santa Barbara, CA 93101-0000	INSURER D:	State Compensation Insurance Fund
	INSURER E:	Lumbermans Mutual Casualty Company

COVERAGES

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAME ABOVE FOR THE POLICY PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN. THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

CO LTR	TYPE OF INSURANCE						POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YY)	POLICY EXPIRATION DATE (MM/DD/YY)	LIMITS
A	GENERAL LIABILITY									EACH OCCURRENCE			$1,000,000
	☒	COMMERCIAL GENERAL LIABILITY					2SMCC2CPP008504	4/1/2002	4/1/2003	FIRE DAMAGE (Any One Fire)			$300,000
	☐	☐	CLAIMS MADE	☒	OCCUR					MED EXP (Any One Person)			$10,000
	☐									PERSONAL & ADV INJURY			$1,000,000
	☐									GENERAL AGGREGATE			$2,000,000
										PRODUCTS-COMP/OP AGG			$2,000,000
	GEN'L AGGREGATE LIMIT APPLIES PER:
	☐	POLICY	☒	PROJECT	☒	LOC

A	AUTOMOBILE LIABILITY									COMBINED SINGLE LIMIT (Ea accident)			$1,000,000
	☒	ANY AUTO					01CG15095510	4/1/2002	4/1/2003
	☐	ALL OWNED AUTOS								BODILY INJURY (Per person)		$
	☐	SCHEDULED AUTOS
	☐	HIRED AUTOS								BODILY INJURY (Per accident)		$
	☐	NON-OWNED AUTOS
	☐									PROPERTY DAMAGE (Per accident)		$
	☐

	GARAGE LIABILITY									AUTO ONLY - EA ACCIDENT		$
	☐ ANY AUTO									OTHER THAN	EA ACC	$
	☐									AUTO ONLY:	AGG	$

A	EXCESS LIABILITY									EACH OCCURRENCE			$6,000,000
	☒	OCCUR		☐ CLAIMS MADE			P2HA206260	4/1/2002	4/1/2003	AGGREGATE			$5,000,000
												$
	☐	DEDUCTIBLE										$
	☐	RETENTION $										$

B	WORKERS COMPENSATION AND EMPLOYERS LIABILITY						71381562002	10/1/2002	10/1/2003	☒ WC STATU- TORY LIMITS	☐ OTHER
										E.L. EACH ACCIDENT			$1,000,000
										E.L. DISEASE - EA EMPLOYEE			$1,000,000
										E.L. DISEASE - POLICY LIMIT			$1,000,000

	OTHER						SSX13227601	4/1/2002	4/1/2003

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/EXCLUSIONS ACCRUED BY ENDORSEMENT/SPECIAL PROVISIONS

Ortega Hill Place 1; 2111 Ortega Hill. Certificate Holder & all Owners, Officers, Agents, Lenvik & Minor Architects & Paul Franz Construction are named as Additional insured under the General Liability. It is further agreed that the insurance provided by this endorsement is primary. Other insurance afforded to the additional insured shall apply as excess of and does not contribute. 10 [ILLEGIBLE] Notice for Non-Payment of Premium.

CERTIFICATE HOLDER ☒ ADDITIONAL INSURED INSURER LETTER QAD, Inc C/o Melchiori Construction 809 De La Vina Street Santa Barbara, CA 93101
CANCELLATION
SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING COMPANY WILL MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT.
AUTHORIZED REPRESENTATIVE
[ILLEGIBLE]
ACORD 25-S (7/97)	©ACORD CORPORATION 1988

DESCRIPTION OF OPERATIONS

Melchiori Construction Co. Inc 809 De La Vina Street Santa Barbara, CA 93101-0000	QAD, Inc. 6450 Via Real Carpinteria, CA 93013-

Re: Ortega Hill -Phase 1, 2111 Ortega Hill Rd. Certificate Holder and all Owners, Offices & Agents, Lenvik & Minor Architects, & Paul Franz Construction are named as Additional insured under the General Liability. It is further agreed the insurance provided by this endorsement is primary with respect to the additional insured named above. Other insurance afforded to the additional insured shall apply. In excess of and not contribute with the insurance provided by this endorsement. With respect to the workers compensation this certificate has been issued as proof of insurance. The State Compensation Insurance Fund will issue the certificate and mail including the Waiver of Subrogation endorsement.

THE SUBSIDENCE EXCLUSION HAS BEEN REMOVED FOR THIS PRODUCT

IMPORTANT

If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. A statement on this certificate does not confer rights to the certificate holder in lieu if such endorsement(s).

If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

DISCLAIMER

The Certificate of Insurance on the reverse side of this form does not constitute a contract between the issuing insurer(s), authorized representative or producer, and the certificate holder, nor does it affirmatively or negatively amend, extend or alter the coverage afforded by the policies listed thereon.

POLICY NUMBER: 2SMCC2CPP008504	COMMERCIAL GENERAL LIABILITY

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

ADDITIONAL INSURED—OWNERS, LESSEES OR
CONTRACTORS (FORM B)

This endorsement modifies insurance provided under the following:

        COMMERCIAL GENERAL LIABILITY COVERAGE PART

Name of Person or Organization:	Schedule:

QAD, Inc.

6450 Via Real
Carpintera, CA 93013-

(If no entry appears above, information required to complete this endorsement will be shown in the Declarations as applicable to this endorsement.)

WHO IS AN INSURED (Section II) is amended to include as an insured the person or organization shown in the Schedule, but only with respect to liability arising out of "your work" for that insured by or for you.

RE: Ortega Hill—Phase I, 2111 Ortega Hill Rd. Certificate holder and all Owners, Officers, & Agents, Lenvik & Minor Architects, & Paul Franz Construction are named as Additional Insured under the General Liability.

It is further agreed the insurance provided by this endorsement is primary with respects to the Additional Insured named above. Other insurance afforded to the Additional Insured shall apply in excess of and not contribute with the insurance provided by this endorsement.

QuickLinks

  Exhibit 10.2
  Standard Form of Agreement Between Owner and Contractor where the basis for payment is the COST OF THE WORK PLUS A FEE with a negotiated Guaranteed Maximum Price
R&D Executive Offices for QAD Inc. Guaranteed Maximum Price October 28th 2002
Exhibit "A" Drawings, Specifications and Other Conditions of the Contract October 28th 2002
Exhibit "B" Qualifications and Exclusions October 28th 2002
Exhibit "C" Construction Permits and Easements October 28th 2002
Exhibit "D" Allowances with GMP October 28th 2002
Attachment "A" AIA Document A210-1997 Revised General Conditions of the Contract for Construction
  General Conditions of the Contract for Construction
CERTIFICATE OF LIABILITY INSURANCE
IMPORTANT
DISCLAIMER